< ENTERGY >

Statistical Report

&

Investor Guide

2005

In 2005, two storms unprecedented in strength and size tested Entergy and its employees to their very limits. Entergy comes out of the tests of 2005 more determined than ever to be the best-in-class at safely providing clean, reliable, and affordable power to its customers. We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years. This information is available in electronic form, with Excel spreadsheets, on our website at www.entergy.com/investor_relations, in order to facilitate easier access and analysis.

Entergy Investor Relations

ENTERGY CORPORATION is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, and it is the second–largest nuclear generator in the United States. Entergy delivers electricity to 2.7 million utility customers in Arkansas, Louisiana, Mississippi, and Texas. Entergy has annual revenues of more than $10 billion and approximately 14,000 employees.

ABOUT THIS PUBLICATION

This publication is unaudited and should be used in conjunction with Entergy’s 2005 Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange Commission. It has been prepared for information purposes and is not intended for use in connection with any sale or purchase of, or any offer to buy, any securities of Entergy Corporation or its subsidiaries.

FORWARD-LOOKING INFORMATION

In this report and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors (in addition to others described elsewhere in this report, the Form 10-K, and in subsequent securities filings) include:

•	resolution of pending and future rate cases and negotiations, including various performance-based rate discussions and implementation of new Texas legislation, and other regulatory proceedings, including those related to Entergy’s System Agreement and Entergy’s utility supply plan

•	Entergy’s ability to manage its operation and maintenance costs

•	the performance of Entergy’s generating plants, and particularly the capacity factors at its nuclear generating facilities

•	prices for power generated by Entergy’s unregulated generating facilities, the ability to hedge, sell power forward or otherwise reduce the market price risk associated with those facilities, including the Non-Utility Nuclear plants, the ability to meet credit support requirements, and the prices and availability of power Entergy must purchase for its utility customers

•	Entergy’s ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities

•	changes in the financial markets, particularly those affecting the availability of capital and Entergy’s ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions

•	actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in general corporate ratings, and changes in the rating agencies’ ratings criteria

•	changes in inflation, interest rates, and foreign currency exchange rates

•	Entergy’s ability to purchase and sell assets at attractive prices and on other attractive terms

•	volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities

•	changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, the establishment of a regional transmission organization that includes Entergy’s utility service territory, and the application of market power criteria by the FERC

•	changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities, particularly those in the northeastern United States

•	uncertainty regarding the establishment of interim or permanent sites for spent nuclear fuel storage and disposal

•	resolution of pending or future applications for license extensions or modifications of nuclear generating facilities

•	changes in law resulting from the new federal energy legislation, including the effects of PUHCA repeal

•	changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances

•	the economic climate, and particularly growth in Entergy’s service territory

•	variations in weather and the occurrence of hurricanes and other storms and disasters, including uncertainties associated with efforts to remediate the effects of Hurricanes Katrina and Rita and recovery of costs associated with restoration including Entergy’s ability to obtain financial assistance from governmental authorities in connection with these storms

•	the outcome of the Chapter 11 bankruptcy proceeding of Entergy New Orleans, and the impact of this proceeding on other Entergy companies

•	the potential effects of threatened or actual terrorism and war

•	the effects of Entergy’s strategies to reduce tax payments

•	the effects of litigation and government investigations

•	changes in accounting standards, corporate governance, and securities law requirements

•	Entergy’s ability to attract and retain talented management and directors

FINANCIAL MEASURES

Financial performance measures shown in this report include those calculated and presented in accordance with generally accepted accounting principles (GAAP), as well as those that are considered non-GAAP measures. This report includes non-GAAP measures of operational earnings, operational return on average invested capital, operational return on average common or members’ equity, operational net margin, operational price to earnings ratio and operational common dividend payout ratio, as well as gross liquidity, net debt to net capital, net debt to net capital with off-balance sheet liabilities and pro forma financial results reflecting deconsolidation of Entergy New Orleans, Inc., when describing Entergy’s results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. Reconciliations can be found on pages 9, 11, and 55-67.

ENTERGY AT A GLANCE

CORPORATE STRUCTURE

*	Debtor-in-Possession

CORPORATE PROFILE

Entergy Corporation is a Fortune 500 integrated energy company engaged primarily in electric power production and retail distribution operations.

•	Approximately 30,000 MW electric generating capacity

•	2nd-largest U.S. nuclear generator

•	2.7 million utility customers

•	More than $10 billion annual revenues

•	Approximately 14,000 employees

•	95 electric generating units operated

BUSINESS SEGMENTS

Entergy’s five year results in this report are presented in three business segments:

•	Utility

•	Entergy Nuclear (non-utility nuclear business)

•	Energy Commodity Services

Entergy Nuclear and Energy Commodity Services are referred to as Entergy’s Competitive Businesses.

Entergy-Koch, LP sold Entergy-Koch Trading and Gulf South Pipeline in the fourth quarter of 2004, and Entergy-Koch is no longer an operating entity.

BUSINESS SEGMENTS (CONTINUED)

UTILITY

Entergy’s utility companies generate, transmit, distribute, and sell electric power, with a small amount of natural gas distribution.

•	Five electric utilities with 2.7 million customers

•	Four states – Arkansas, Louisiana, Mississippi, Texas

•	22,000 MW generating capacity

•	Two gas utilities with 219,000 customers

ENTERGY ARKANSAS, INC. (EAI)

Entergy Arkansas generates, transmits, distributes, and sells electric power to 675,000 retail customers in portions of Arkansas.

ENTERGY GULF STATES, INC. (EGSI)

Entergy Gulf States generates, transmits, distributes, and sells electric power to 740,000 retail customers in portions of Texas and Louisiana. Entergy Gulf States also provides natural gas utility service to 89,000 customers in the Baton Rouge, Louisiana area.

ENTERGY LOUISIANA, LLC (ELL)

Entergy Louisiana generates, transmits, distributes, and sells electric power to 618,000 retail customers in portions of Louisiana.

ENTERGY MISSISSIPPI, INC. (EMI)

Entergy Mississippi generates, transmits, distributes, and sells electric power to 427,000 retail customers in portions of Mississippi.

ENTERGY NEW ORLEANS, INC. (ENOI)(a)

Entergy New Orleans generates, transmits, distributes, and sells electric power to 169,000 retail customers in the city of New Orleans, Louisiana. Entergy New Orleans also provides natural gas utility service to 130,000 customers in the City of New Orleans.

SYSTEM ENERGY RESOURCES, INC. (SERI)

System Energy owns and leases 90 percent of the Grand Gulf 1 nuclear generating facility. System Energy sells power and capacity from Grand Gulf 1 at wholesale to Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, and Entergy New Orleans.

UTILITY NUCLEAR PLANTS

Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russelville, Arkansas; Grand Gulf Nuclear Station in Port Gibson, Mississippi; River Bend Station in St. Francisville, Louisiana; and Waterford 3 in Taft, Louisiana.

ENTERGY NUCLEAR

Entergy’s non-utility nuclear business owns and operates five nuclear power plants in the northeastern United States. This business is primarily focused on selling power produced by those plants to wholesale customers. This business also provides operations and management services to nuclear power plants owned by other utilities in the United States.

•	Five plants in northeastern U.S.

•	Pilgrim Nuclear Station in Plymouth, Massachusetts

•	James A. FitzPatrick in Oswego, New York

•	Indian Point Units 2 and 3 in Westchester County, New York

•	Vermont Yankee in Vernon, Vermont

•	4,135 MW owned generating capacity (as of 3/31/06)

•	800 MW under management services contract

•	Cooper Nuclear Station located near Brownville, Nebraska

•	Contracts (ongoing and completed) with other nuclear owners to manage decommissioning for 2 plants and license renewal (in partnership with Areva) for 3 plants

ENERGY COMMODITY SERVICES

The energy commodity services business includes Entergy-Koch and Entergy’s Non-Nuclear Wholesale Assets business. Entergy-Koch engaged in two major businesses: energy commodity marketing and trading through Entergy-Koch Trading, and gas transportation and storage through Gulf South Pipeline. Entergy-Koch sold both of these businesses in the fourth quarter of 2004, and Entergy-Koch is no longer an operating entity.

NON-NUCLEAR WHOLESALE ASSETS BUSINESS

Entergy’s Non-Nuclear Wholesale Assets business sells to wholesale customers the electric power produced by power plants that it owns or controls (1,578 net MW generating capacity) while it focuses on improving performance and exploring sales or restructuring opportunities for its power plants. Such opportunities are evaluated consistent with Entergy’s market-based point-of-view.

(a)	On September 23, 2005, Entergy New Orleans filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code to protect its customers and ensure continued progress in restoring power and gas service to New Orleans after Hurricane Katrina. As a result of the bankruptcy filing, Entergy discontinued the consolidation of Entergy New Orleans retroactive to January 1, 2005.

EXECUTIVE PROFILES

WAYNE LEONARD – CHIEF EXECUTIVE OFFICER

Wayne Leonard became Entergy’s chief executive officer on January 1, 1999. He joined Entergy in April 1998 as president and chief operating officer of the company’s domestic business, and he assumed additional responsibility for international operations in August 1998. In 2005, Entergy was honored to receive the electric power industry’s highest honor, the Edison Award, from the Edison Electric Institute. Entergy also won this award in 2002. The Platts Global Energy Awards named Leonard 2003 CEO of the Year and Leonard has been a CEO of the Year finalist for the past five consecutive years. Prior to joining Entergy, Leonard was president of Cinergy’s Energy Commodities Strategic Business Unit and president of Cinergy Capital Trading.

LEO DENAULT – EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Leo Denault was named executive vice president and chief financial officer in February 2004. He was previously vice president of corporate development and strategic planning. He also held the position of vice president, corporate development, since joining the company in March 1999. Denault assumed responsibility for the areas of strategic planning, the Office of the Chief Risk Officer, and strategic pricing and transmission services in 2002. Prior to joining Entergy, Denault was vice president of corporate development at Cinergy Corporation, where he reviewed every major investment transaction, including the acquisition of generation, distribution and trading businesses in the United States and abroad.

RICHARD SMITH – GROUP PRESIDENT, UTILITY OPERATIONS

Rick Smith was named group president, utility operations in January 2002. He is responsible for the regulated utility financial results, along with operations of electric and natural gas distribution and customer service. In addition, Smith oversees utility regulatory support and regulated retail activities. He joined Entergy in September 1999 as senior vice president, transition management and later served as president of retail operations. Prior to joining Entergy, Smith was president of Cinergy Resources Inc, a non-regulated retail supply business. Prior to that, he served for three years as vice president of finance for Cinergy’s Energy Services business unit.

GARY TAYLOR – CHIEF EXECUTIVE OFFICER, ENTERGY NUCLEAR

Gary Taylor was named chief executive officer of Entergy’s nuclear businesses in April 2003. He joined Entergy in March 2000 as chief operating officer of its South region. Entergy operates five nuclear units in its retail electric service area and has acquired five nuclear plants in the northeast. Prior to joining Entergy, Taylor had been vice president of nuclear operations at South Carolina Electric & Gas Company, a subsidiary of SCANA Corporation, since 1995.

CURT HÉBERT – EXECUTIVE VICE PRESIDENT, EXTERNAL AFFAIRS

Curt Hébert joined Entergy as executive vice president, external affairs in September 2001 after a lengthy career as a government energy regulator at both the federal and state levels. His responsibilities include supervision of the company’s system and federal government relations, system regulatory affairs, external and internal communications, and corporate contribution functions. Prior to joining Entergy, Hébert was chairman of the Federal Energy Regulatory Commission. During Hébert’s four years of service as a member and later chairman, FERC was active in the restructuring of the electric utility and natural gas pipeline industries to promote competition.

MARK SAVOFF – EXECUTIVE VICE PRESIDENT, OPERATIONS

Mark Savoff was named executive vice president, operations in December 2003. He is responsible for fossil plant operations, transmission and distribution operations, system environmental and safety, system planning, compliance and performance management. Prior to joining Entergy, Savoff was vice president and corporate officer at GE Power Systems, Nuclear Energy. Before assuming his role as vice president, Nuclear Energy, he was General Manager of GE’s global nuclear fuel business and led the turnaround of GE’s global nuclear services business. He also served as president, Reuter-Stokes, a GE subsidiary.

MICHAEL KANSLER – PRESIDENT, ENTERGY NUCLEAR NORTHEAST

Michael Kansler was named president of Entergy Nuclear Northeast in January 2003 and has served as chief operating officer of Entergy Nuclear Northeast since January 2000. He is responsible for all of Entergy’s nuclear plants in the Northeast region and all other nuclear plants that the company may purchase or operate outside its traditional electric service territory. Kansler joined Entergy in 1998 as vice president of operations support, overseeing consolidated support functions for all five of Entergy’s regulated nuclear power units. Prior to joining Entergy, Kansler spent more than 20 years at Virginia Power (now Dominion Resources).

JOHN McGAHA – PRESIDENT, ENTERGY NUCLEAR SOUTH

John McGaha was named president of Entergy Nuclear South in March 2000. He is responsible for Entergy’s five nuclear units in its retail electric service area. McGaha started his Entergy career in 1978 at the Waterford 3 plant, where he advanced to the position of general manager of plant operations. Since 1991, he has held numerous management positions, including vice president of operations support for Entergy Nuclear South, vice president of River Bend Station, and executive vice president and chief operating officer of Entergy Nuclear South. Prior to joining Entergy, McGaha was an electrical design engineer for Brown & Root, Inc. for three years, and he served in the U.S. Navy nuclear submarine program for five years.

UTILITY OPERATING COMPANY PRESIDENTS

RENAE CONLEY – PRESIDENT & CEO, ENTERGY LOUISIANA AND ENTERGY GULF STATES – LOUISIANA

Renae Conley was named president and CEO of Entergy Louisiana and Entergy Gulf States – Louisiana in mid-2000. She is responsible for the Louisiana utilities’ electric and gas distribution systems, customer service, economic development, regulatory and governmental affairs. Prior to joining Entergy in 1999 as vice president of investor relations, Conley was president of The Cincinnati Gas & Electric Company, a subsidiary of Cinergy Corp. Conley also served as president and CEO of Cadence, a joint venture of Cinergy and other utilities that provides energy management services. At Cinergy, Conley was also general manager of corporate communications and investor relations.

JOE DOMINO – PRESIDENT & CEO, ENTERGY GULF STATES – TEXAS

Joe Domino was named president and CEO of Entergy Texas in 1998. He is responsible for Entergy Texas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to being named president, he served as director of Entergy’s distribution operations in Texas and Southwest Louisiana. Domino joined Gulf States Utilities in 1970 as a planning engineer and was appointed director of Southern Region fossil plants in 1994.

HUGH McDONALD – PRESIDENT & CEO, ENTERGY ARKANSAS

Hugh McDonald was named president and CEO of Entergy Arkansas in spring 2000. He is responsible for Entergy Arkansas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to becoming Entergy Arkansas’ president, he led Entergy’s Retail Operations. McDonald joined Entergy in 1982 at the Waterford 3 nuclear plant. In 1989, he became executive assistant to the chairman of Entergy Louisiana/Entergy New Orleans and then led Entergy Louisiana’s Total Quality initiative until 1993. During Entergy’s merger with Gulf States Utilities, McDonald served as the special projects director for the functional integration of the transmission, distribution, and customer service organizations. McDonald has also held the positions of division manager for Entergy Mississippi and director of regulatory affairs, Entergy Gulf States – Texas.

DAN PACKER – PRESIDENT & CEO, ENTERGY NEW ORLEANS

Dan Packer was named president of Entergy New Orleans in 1996 and CEO in 1998. He is responsible for Entergy New Orleans’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Packer joined Entergy in 1982 as training manager at the Waterford 3 nuclear plant and later served as Waterford’s plant manager – the first African American in the United States to manage a nuclear plant. Prior to joining Entergy, Packer was a senior engineer with General Physics Corporation, worked for six years as training coordinator with Connecticut Yankee Atomic Power Company, and served in the U.S. Nuclear Navy Program from 1969 to 1975.

CAROLYN SHANKS – PRESIDENT & CEO, ENTERGY MISSISSIPPI

Carolyn Shanks was named president and CEO of Entergy Mississippi in July 1999. She is responsible for Entergy Mississippi’s electric distribution system, customer service, economic development, regulatory and governmental affairs. Shanks joined Entergy in 1983 as an accountant with Entergy Mississippi and later transferred to System Energy Resources, Inc., the subsidiary responsible for the operations of Grand Gulf Nuclear Station. In 1994, she was named director of business services for Entergy Operations, Inc., the subsidiary that manages Entergy’s five nuclear power plants in its retail electric service area. Shanks became vice president, finance and administration of Entergy Nuclear in February 1997.

CONSOLIDATED SELECTED DATA

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA

	2005(a)	2004	2003	2002	2001
	(In millions, except percentages, per share amounts, and ratios)
GAAP MEASURES
Operating Revenues	$10,106	$9,686	$9,033	$8,299	$9,621
As-Reported Earnings	$898	$910	$927	$599	$726
As-Reported Earnings Per Share	$4.19	$3.93	$4.01	$2.64	$3.23
Shares of Common Stock Outstanding:
End of Year	207.5	216.8	228.9	222.4	220.7
Weighted Average – Diluted	214.4	231.2	231.1	227.3	224.7
Return on Average Invested Capital – As-Reported	7.2%	7.3%	7.4%	5.8%	7.2%
Return on Average Common Equity – As-Reported	11.2%	10.7%	11.2%	7.8%	10.0%
Net Cash Flow Provided by Operating Activities	$1,468	$2,929	$2,006	$2,182	$2,216
Year-End Closing Market Price Per Share of Common Stock	$68.65	$67.59	$57.13	$45.59	$39.11
Book Value Per Share at End of Year	$37.31	$38.25	$38.02	$35.24	$33.78
Market Value of Equity at End of Year	$14,247	$14,655	$13,077	$10,140	$8,633
Price to Earnings Ratio – As-Reported	16.39	17.18	14.25	17.29	12.10
Common Dividend Paid Per Share	$2.16	$1.89	$1.60	$1.34	$1.28
Common Dividend Payout Ratio – As-Reported	52%	48%	40%	51%	39%
NON-GAAP MEASURES
Operational Earnings	$943	$880	$982	$866	$726
Operational Earnings Per Share	$4.40	$3.80	$4.25	$3.81	$3.23
Special Items Per Share	$(0.21)	$0.13	$(0.24)	$(1.17)	$—
Return on Average Invested Capital – Operational	7.5%	7.1%	7.7%	7.4%	7.2%
Return on Average Common Equity – Operational	11.8%	10.4%	11.9%	11.3%	10.0%
Price to Earnings Ratio – Operational	15.61	17.77	13.45	11.96	12.10
Common Dividend Payout Ratio – Operational	49%	50%	38%	35%	39%

(a) 2005 reflects deconsolidation of Entergy New Orleans, Inc.

UTILITY ELECTRIC OPERATING DATA(a)

	2005	2004	2003	2002	2001
Retail Kilowatt-Hour Sales (millions)	99,865	102,225	99,968	101,631	99,956
Peak Demand (megawatts)	21,391	21,174	20,162	20,419	20,257
Retail Customers – Year End (thousands)	2,629	2,662	2,631	2,597	2,574

(a) Includes Entergy New Orleans, Inc.

EMPLOYEES

	2005	2004	2003	2002	2001
Total Employees – Year End	14,136	14,425	14,773	15,601	15,054

OWNED AND LEASED CAPABILITY (MW)(a)

As of March 31, 2006

	Entergy Arkansas	Entergy Gulf States	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	System Energy	Entergy Nuclear(c)	Non- Nuclear Wholesale(d)	Total
Gas/Oil	1,601	4,890	4,991	2,945	876	—	—	1,317	16,620
Coal	1,190	627	—	416	—	—	—	181	2,414
Total Fossil	2,791	5,517	4,991	3,361	876	—	—	1,498	19,034
Nuclear	1,843	977	1,157	—	—	1,143	4,135	—	9,255
Other(b)	70	—	—	—	—	—	—	80	150
Total	4,704	6,494	6,148	3,361	876	1,143	4,135	1,578	28,439

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	Other includes Hydro and Wind.

(c)	Reflects maximum capacity of generating units. Vermont Yankee’s 95 MW uprate was approved in early March 2006. Maximum capacity reflects power ascension as of end of first quarter 2006.

(d)	Reflects nameplate rating of generating unit.

CONSOLIDATED SELECTED DATA

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2005(a)					2004					YTD % CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
GAAP MEASURES
As-Reported Earnings ($ millions)	172.0	286.2	350.0	90.2	898.3	207.2	265.2	282.2	154.9	909.5	(1)
Return on Average Invested Capital – As-Reported (%)*	7.0	7.1	7.5	7.2	7.2	6.2	6.4	5.9	7.3	7.3	(1)
Return on Average Common Equity – As-Reported (%)*	10.3	10.7	11.5	11.2	11.2	8.6	9.3	8.1	10.7	10.7	5
Net Margin – As-Reported (%)*	9.4	9.5	10.0	8.9	8.9	8.1	8.7	7.6	9.4	9.4	(5)
Cash Flow Interest Coverage (# times)*	7.55	7.07	5.93	4.01	4.01	5.78	5.98	6.41	7.13	7.13	(44)
Revolver Capacity ($ millions)	1,070	1,407	791	2,545	2,545	1,553	1,280	1,310	1,490	1,490	71
Total Debt ($ millions)	8,033	8,283	8,865	9,288	9,288	8,282	8,173	8,070	7,807	7,807	19
Debt to Capital Ratio (%)	49.0	49.9	51.9	53.1	53.1	47.3	47.4	46.8	47.4	47.4	12
Off-Balance Sheet Liabilities ($ millions)	771	780	779	778	778	1,029	1,037	1,030	769	769	1
NON-GAAP MEASURES
Operational Earnings ($ millions)	173.4	289.0	357.1	123.6	943.0	192.1	252.2	321.7	113.6	879.5	7
Return on Average Invested Capital – Operational (%)*	6.9	7.2	7.3	7.5	7.5	7.2	6.9	6.7	7.1	7.1	6
Return on Average Common Equity – Operational (%)*	10.2	10.8	11.2	11.8	11.8	10.7	10.4	9.7	10.4	10.4	13
Net Margin – Operational (%)*	9.3	9.5	9.7	9.3	9.3	10.0	9.7	9.1	9.1	9.1	2
Total Gross Liquidity ($ millions)	1,547	2,014	1,389	3,128	3,128	2,361	1,838	1,851	2,110	2,110	48
Net Debt to Net Capital Ratio (%)	47.5	48.0	50.2	51.5	51.5	44.8	45.6	45.1	45.3	45.3	14
Net Debt Ratio Including Off-Balance Sheet Liabilities (%)	49.9	50.4	52.4	53.7	53.7	48.0	48.8	48.3	47.9	47.9	12

(a)	2005 reflects deconsolidation of Entergy New Orleans, Inc.

*	Trailing twelve months. Totals may not foot due to rounding.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2005(a)	2004	2003	2002	2001
GAAP MEASURES
As-Reported Earnings ($ millions)	898	910	927	599	726
Return on Average Invested Capital – As-Reported (%)	7.2	7.3	7.4	5.8	7.2
Return on Average Common Equity – As-Reported (%)	11.2	10.7	11.2	7.8	10.0
Net Margin – As-Reported (%)	8.9	9.4	10.3	7.2	7.5
Cash Flow Interest Coverage (# times)	4.01	7.13	5.05	4.92	4.09
Revolver Capacity ($ millions)	2,545	1,490	1,553	1,018	1,210
Total Debt ($ millions)	9,288	7,807	8,182	8,810	8,900
Debt to Capital Ratio (%)	53.1	47.4	47.5	51.8	53.2
Off-Balance Sheet Liabilities ($ millions)
Project Debt	—	—	—	—	265
Debt of Joint Ventures – Entergy’s Share	214	173	414	409	347
Leases – Entergy’s Share	564	596	501	395	343
Total	778	769	915	804	955
NON-GAAP MEASURES
Operational Earnings ($ millions)	943	880	982	866	726
Return on Average Invested Capital – Operational (%)	7.5	7.1	7.7	7.4	7.2
Return on Average Common Equity – Operational (%)	11.8	10.4	11.9	11.3	10.0
Net Margin – Operational (%)	9.3	9.1	10.9	10.4	7.5
Total Gross Liquidity ($ millions)	3,128	2,110	2,060	2,353	1,962
Net Debt to Net Capital Ratio (%)	51.5	45.3	45.9	47.7	51.0
Net Debt Ratio Including Off-Balance Sheet Liabilities (%)	53.7	47.9	48.7	50.3	53.8

(a)	2005 reflects deconsolidation of Entergy New Orleans, Inc.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2005					2004					YTD Change
	1Q(a)	2Q(a)	3Q(a)	4Q	YTD	1Q(b)	2Q(b)	3Q	4Q	YTD
	($/share)
AS-REPORTED
Utility/Parent/Other	0.42	1.05	1.35	—	2.82	0.55	0.83	1.11	0.36	2.86	(0.04)
Competitive Businesses
Entergy Nuclear	0.36	0.27	0.33	0.37	1.32	0.29	0.27	0.28	0.22	1.06	0.26
Energy Commodity Services
Non-Nuclear Wholesale Assets	0.01	0.01	(0.03)	0.06	0.05	(0.03)	(0.02)	0.02	0.25	0.23	(0.18)
Entergy-Koch Trading	—	—	—	—	—	0.03	0.05	(0.21)	(0.21)	(0.35)	0.35
Gulf South Pipeline	—	—	—	—	—	0.04	0.01	0.02	0.06	0.13	(0.13)
Total Energy Commodity Services	0.01	0.01	(0.03)	0.06	0.05	0.04	0.04	(0.17)	0.10	0.01	0.04
Total Competitive Businesses	0.37	0.28	0.30	0.43	1.37	0.33	0.31	0.11	0.32	1.07	0.30
Consolidated As-Reported Earnings	0.79	1.33	1.65	0.43	4.19	0.88	1.14	1.22	0.68	3.93	0.26
LESS SPECIAL ITEMS
Utility/Parent/Other	(0.01)	(0.01)	(0.03)	(0.16)	(0.21)	—	—	—	0.07	0.07	(0.28)
Competitive Businesses
Entergy Nuclear	—	—	—	—	—	—	—	—	—	—	—
Energy Commodity Services
Non-Nuclear Wholesale Assets	—	—	—	—	—	—	—	0.02	0.26	0.28	(0.28)
Entergy-Koch Trading	—	—	—	—	—	0.03	0.05	(0.21)	(0.21)	(0.35)	0.35
Gulf South Pipeline	—	—	—	—	—	0.04	0.01	0.02	0.06	0.13	(0.13)
Total Energy Commodity Services	—	—	—	—	—	0.07	0.06	(0.17)	0.11	0.06	(0.06)
Total Competitive Businesses	—	—	—	—	—	0.07	0.06	(0.17)	0.11	0.06	(0.06)
Total Special Items	(0.01)	(0.01)	(0.03)	(0.16)	(0.21)	0.07	0.06	(0.17)	0.18	0.13	(0.34)
OPERATIONAL
Utility/Parent/Other	0.43	1.06	1.38	0.16	3.03	0.55	0.83	1.11	0.29	2.79	0.24
Competitive Businesses
Entergy Nuclear	0.36	0.27	0.33	0.37	1.32	0.29	0.27	0.28	0.22	1.06	0.26
Energy Commodity Services
Non-Nuclear Wholesale Assets	0.01	0.01	(0.03)	0.06	0.05	(0.03)	(0.02)	—	(0.01)	(0.05)	0.10
Entergy-Koch Trading	—	—	—	—	—	—	—	—	—	—	—
Gulf South Pipeline	—	—	—	—	—	—	—	—	—	—	—
Total Energy Commodity Services	0.01	0.01	(0.03)	0.06	0.05	(0.03)	(0.02)	—	(0.01)	(0.05)	0.10
Total Competitive Businesses	0.37	0.28	0.30	0.43	1.37	0.26	0.25	0.28	0.21	1.01	0.36
Consolidated Operational Earnings	0.80	1.34	1.68	0.59	4.40	0.81	1.08	1.39	0.50	3.80	0.60
Weather Impact	(0.01)	—	0.06	0.05	0.10	(0.02)	(0.01)	(0.10)	—	(0.11)	0.21
SHARES OF COMMON STOCK OUTSTANDING (in millions)
End of Period	212.8	209.9	207.4	207.5	207.5	231.0	226.8	225.2	216.8	216.8	(9.3)
Weighted Average - Diluted	218.6	215.6	212.3	211.3	214.4	235.0	232.8	231.1	226.2	231.2	(16.8)

(a)	Operational earnings for first, second, and third quarter 2005 were originally reported as $0.79 per share, $1.33 per share, and $1.65 per share respectively. Following the planned sale of the competitive retail business in Texas announced in fourth quarter 2005, Entergy began treating earnings from this business as a special item, which revises previously reported operational earnings.

(b)	Operational earnings for first quarter and second quarter 2004 were originally reported as $0.88 per share and $1.14 per share, respectively. Following the sales of Entergy-Koch, LP’s trading and pipeline businesses, Entergy began treating earnings from Entergy-Koch as a special item, which revises previously reported operational earnings.

Totals may not foot due to rounding and accretion from share repurchase program.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2005					2004					YTD Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($/share)
UTILITY/PARENT/OTHER
SPECIAL ITEMS
Retail business impairment reserve	—	—	—	(0.12)	(0.12)	—	—	—	—	—	(0.12)
Retail business discontinued operations	(0.01)	(0.01)	(0.03)	(0.04)	(0.09)	—	—	—	—	—	(0.09)
Tax benefits – Entergy-Koch investment	—	—	—	—	—	—	—	—	0.07	0.07	(0.07)
Total	(0.01)	(0.01)	(0.03)	(0.16)	(0.21)	—	—	—	0.07	0.07	(0.28)
COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear	—	—	—	—	—	—	—	—	—	—	—
Energy Commodity Services
Entergy-Koch Trading earnings	—	—	—	—	—	0.03	0.05	(0.21)	(0.21)	(0.35)	0.35
Gulf South Pipeline earnings	—	—	—	—	—	0.04	0.01	0.02	0.06	0.13	(0.13)
Tax benefits on restructuring	—	—	—	—	—	—	—	—	0.42	0.41	(0.41)
Asset impairment reserve	—	—	—	—	—	—	—	—	(0.16)	(0.15)	0.15
Reduction in asset sale reserves	—	—	—	—	—	—	—	0.02	—	0.02	(0.02)
Total	—	—	—	—	—	0.07	0.06	(0.17)	0.11	0.06	(0.06)
TOTAL SPECIAL ITEMS	(0.01)	(0.01)	(0.03)	(0.16)	(0.21)	0.07	0.06	(0.17)	0.18	0.13	(0.34)

	2005					2004					YTD Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($ millions)
UTILITY/PARENT/OTHER
SPECIAL ITEMS
Retail business impairment reserve	—	—	—	(25.8)	(25.8)	—	—	—	—	—	(25.8)
Retail business discontinued operations	(1.4)	(2.8)	(7.1)	(7.6)	(18.9)	—	—	—	—	—	(18.9)
Tax benefits – Entergy-Koch investment	—	—	—	—	—	—	—	—	16.7	16.7	(16.7)
Total	(1.4)	(2.8)	(7.1)	(33.4)	(44.7)	—	—	—	16.7	16.7	(61.4)
COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear	—	—	—	—	—	—	—	—	—	—	—
Energy Commodity Services
Entergy-Koch Trading earnings	—	—	—	—	—	6.4	10.1	(48.4)	(47.4)	(79.4)	79.4
Gulf South Pipeline earnings	—	—	—	—	—	8.7	2.9	3.3	14.3	29.3	(29.3)
Tax benefits on restructuring	—	—	—	—	—	—	—	—	93.6	93.6	(93.6)
Asset impairment reserve	—	—	—	—	—	—	—	—	(35.8)	(35.8)	35.8
Reduction in asset sale reserves	—	—	—	—	—	—	—	5.6	—	5.6	(5.6)
Total	—	—	—	—	—	15.1	13.0	(39.5)	24.7	13.3	(13.3)
TOTAL SPECIAL ITEMS	(1.4)	(2.8)	(7.1)	(33.4)	(44.7)	15.1	13.0	(39.5)	41.3	30.0	(74.7)

Totals may not foot due to rounding and accretion from share repurchase program.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2005	2004	2003	2002	2001
	($/share)
AS-REPORTED
Utility/Parent/Other	2.82	2.86	1.93	2.40	2.19
Competitive Businesses
Entergy Nuclear	1.32	1.06	1.30	0.88	0.57
Energy Commodity Services
Non-Nuclear Wholesale Assets	0.05	0.23	(0.10)	(1.22)	—
Entergy-Koch Trading	—	(0.35)	0.80	0.36	0.34
Gulf South Pipeline	—	0.13	0.08	0.22	0.13
Total Energy Commodity Services	0.05	0.01	0.78	(0.64)	0.47
Total Competitive Businesses	1.37	1.07	2.08	0.24	1.04
Consolidated As-Reported Earnings	4.19	3.93	4.01	2.64	3.23
LESS SPECIAL ITEMS
Utility/Parent/Other	(0.21)	0.07	(0.69)	—	(0.09)
Competitive Businesses
Entergy Nuclear	—	—	0.45	—	—
Energy Commodity Services
Non-Nuclear Wholesale Assets	—	0.28	—	(1.17)	0.09
Entergy-Koch Trading	—	(0.35)	—	—	—
Gulf South Pipeline	—	0.13	—	—	—
Total Energy Commodity Services	—	0.06	—	(1.17)	0.09
Total Competitive Businesses	—	0.06	0.45	(1.17)	0.09
Total Special Items	(0.21)	0.13	(0.24)	(1.17)	—
OPERATIONAL
Utility/Parent/Other	3.03	2.79	2.62	2.40	2.28
Competitive Businesses
Entergy Nuclear	1.32	1.06	0.85	0.88	0.57
Energy Commodity Services
Non-Nuclear Wholesale Assets	0.05	(0.05)	(0.10)	(0.05)	(0.09)
Entergy-Koch Trading	—	—	0.80	0.36	0.34
Gulf South Pipeline	—	—	0.08	0.22	0.13
Total Energy Commodity Services	0.05	(0.05)	0.78	0.53	0.38
Total Competitive Businesses	1.37	1.01	1.63	1.41	0.95
Consolidated Operational Earnings	4.40	3.80	4.25	3.81	3.23
Weather Impact	0.10	(0.11)	(0.05)	(0.01)	(0.01)

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2005	2004	2003	2002	2001
	($/share)
UTILITY/PARENT/OTHER SPECIAL ITEMS
Retail business impairment reserve	(0.12)	—	—	—	—
Retail business discontinued operations	(0.09)	—	—	—	—
Tax benefits – Entergy-Koch investment	—	0.07	—	—	—
River Bend loss provision	—	—	(0.29)	—	—
SFAS 143 implementation	—	—	(0.09)	—	—
Voluntary severance plan	—	—	(0.31)	—	—
Merger expenses	—	—	—	—	(0.06)
Write-down of MyHomeKey investment	—	—	—	—	(0.03)
Total	(0.21)	0.07	(0.69)	—	(0.09)
COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	—	—	0.67	—	—
Voluntary severance plan	—	—	(0.22)	—	—
Energy Commodity Services
Entergy-Koch Trading earnings	—	(0.35)	—	—	—
Gulf South Pipeline earnings	—	0.13	—	—	—
Tax benefits on restructuring	—	0.41	—	—	—
Asset impairment reserve	—	(0.15)	—	—	—
Reduction in asset sale reserves	—	0.02	—	—	—
Gain (loss) on disposition of assets	—	—	—	0.23	0.01
Asset and contract impairments	—	—	—	(0.62)	—
Turbine commitment	—	—	—	(0.52)	—
Development costs	—	—	—	(0.09)	—
Restructuring costs	—	—	—	(0.17)	(0.02)
Damhead Creek mark-to-market gas contract	—	—	—	—	0.10
Total	—	0.06	0.45	(1.17)	0.09
TOTAL SPECIAL ITEMS	(0.21)	0.13	(0.24)	(1.17)	—

	2005	2004	2003	2002	2001
	($ millions)
UTILITY/PARENT/OTHER SPECIAL ITEMS
Retail business impairment reserve	(25.8)	—	—	—	—
Retail business discontinued operations	(18.9)	—	—	—	—
Tax benefits – Entergy-Koch investment	—	16.7	—	—	—
River Bend loss provision	—	—	(65.6)	—	—
SFAS 143 implementation	—	—	(21.3)	—	—
Voluntary severance plan	—	—	(71.0)	—	—
Merger expenses	—	—	—	—	(14.1)
Write-down of MyHomeKey investment	—	—	—	—	(6.8)
Total	(44.7)	16.7	(157.9)	—	(20.9)
COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	—	—	154.4	—	—
Voluntary severance plan	—	—	(51.8)	—	—
Energy Commodity Services
Entergy-Koch Trading earnings	—	(79.4)	—	—	—
Gulf South Pipeline earnings	—	29.3	—	—	—
Tax benefits on restructuring	—	93.6	—	—	—
Asset impairment reserve	—	(35.8)	—	—	—
Reduction in asset sale reserves	—	5.6	—	—	—
Gain (loss) on disposition of assets	—	—	0.7	52.3	1.4
Asset and contract impairments	—	—	—	(141.9)	—
Turbine commitment	—	—	—	(117.2)	—
Development costs	—	—	—	(21.3)	—
Restructuring costs	—	—	—	(39.0)	(3.5)
Damhead Creek mark-to-market gas contract	—	—	—	—	23.5
Total	—	13.3	103.3	(267.1)	21.4
TOTAL SPECIAL ITEMS	(44.7)	30.0	(54.6)	(267.1)	0.5

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

DESCRIPTION OF ENTERGY CORPORATION CONSOLIDATED SPECIAL ITEMS

UTILITY/PARENT/OTHER SPECIAL ITEMS	Main Earnings Category
Retail business impairment reserve	Discontinued operations
Retail business discontinued operations	Discontinued operations
Tax benefits – Entergy-Koch investment	Income taxes
River Bend loss provision	Other income: miscellaneous-net
SFAS 143 implementation	Cumulative effect of accounting changes
Voluntary severance plan	Operating expenses: Other operation and maintenance
Merger expenses	Operating expenses: Other operation and maintenance
Write-down of MyHomeKey investment	Operating expenses: Other operation and maintenance

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	Cumulative effect of accounting changes
Voluntary severance plan	Operating expenses: Other operation and maintenance
Energy Commodity Services
Entergy-Koch Trading earnings	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Gulf South Pipeline earnings	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Tax benefits on restructuring	Income taxes
Asset impairment reserve	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Reduction in asset sale reserves	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Gain (loss) on disposition of assets	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Asset and contract impairments	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Turbine commitment	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Development costs	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Restructuring costs	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Damhead Creek mark-to-market gas contract	Cumulative effect of accounting changes

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME

	2005(a)	2004(b)	2003	2002	2001
	In thousands, except share data, for the years ended December 31,
OPERATING REVENUES:
Domestic electric	$8,446,830	$7,932,577	$7,397,175	$6,646,414	$7,244,827
Natural gas	77,660	208,499	186,176	125,353	185,902
Competitive businesses	1,581,757	1,544,445	1,449,363	1,527,285	2,189,832
Total	10,106,247	9,685,521	9,032,714	8,299,052	9,620,561
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,176,015	2,488,208	1,987,217	2,154,596	3,681,677
Purchased power	2,521,247	1,701,610	1,579,057	829,995	1,021,388
Nuclear refueling outage expenses	162,653	166,072	159,995	105,592	89,145
Provision for turbine commitments, asset impairments, and restructuring charges	—	55,000	(7,743)	428,456	—
Other operation and maintenance	2,122,206	2,268,332	2,423,951	2,468,551	2,133,468
Decommissioning	143,121	149,529	146,100	76,417	28,586
Taxes other than income taxes	382,521	403,635	402,571	379,967	399,364
Depreciation and amortization	856,377	893,574	849,771	838,472	720,878
Other regulatory credits - net	(49,882)	(90,611)	(13,761)	(141,836)	(20,510)
Total	8,314,258	8,035,349	7,527,158	7,140,210	8,053,996
OPERATING INCOME	1,791,989	1,650,172	1,505,556	1,158,842	1,566,565
OTHER INCOME:
Allowance for equity funds used during construction	45,736	39,582	42,710	31,658	26,209
Interest and dividend income	150,479	109,635	87,334	118,282	159,696
Equity in earnings (loss) of unconsolidated equity affiliates	985	(78,727)	271,647	183,878	162,882
Miscellaneous – net	14,251	55,509	(76,376)	13,864	332
Total	211,451	125,999	325,315	347,682	349,119
INTEREST AND OTHER CHARGES:
Interest on long-term debt	440,334	463,384	485,964	526,442	563,758
Other interest – net	64,646	40,133	52,868	70,401	172,118
Allowance for borrowed funds used during construction	(29,376)	(25,741)	(33,191)	(24,538)	(21,419)
Total	475,604	477,776	505,641	572,305	714,457
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGES	1,527,836	1,298,395	1,325,230	934,219	1,201,227
Income taxes	559,284	365,305	497,433	300,592	462,165
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES	968,552	933,090	827,797	633,627	739,062
LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense (benefit) of $(24,051), $603, $(7,359), $(6,654), $(6,472) respectively)	(44,794)	(41)	(14,404)	(10,555)	(12,037)
CUMULATIVE EFFECT OF ACCOUNTING CHANGES (net of income taxes of $ 89,925 in 2003 and $10,064 in 2001)	—	—	137,074	—	23,482
CONSOLIDATED NET INCOME	923,758	933,049	950,467	623,072	750,507
Preferred dividend requirements and other	25,427	23,525	23,524	23,712	24,311
EARNINGS APPLICABLE TO COMMON STOCK	$898,331	$909,524	$926,943	$599,360	$726,196
Basic earnings (loss) per average common share:
Continuing operations	$4.49	$4.01	$3.55	$2.73	$3.23
Discontinued operations	$(0.21)	–	$(0.06)	$(0.04)	$(0.05)
Cumulative effect of accounting changes	–	–	$0.60	–	$0.11
Basic earnings (loss) per average common share	$4.27	$4.01	$4.09	$2.69	$3.29
Diluted earnings (loss) per average common share:
Continuing operations	$4.40	$3.93	$3.48	$2.68	$3.18
Discontinued operations	$(0.21)	–	$(0.06)	$(0.04)	$(0.05)
Cumulative effect of accounting changes	–	–	$0.59	–	$0.10
Diluted earnings (loss) per average common share	$4.19	$3.93	$4.01	$2.64	$3.23
Dividends declared per common share	$2.16	$1.89	$1.60	$1.34	$1.28
Average number of common shares outstanding:
Basic	210,141,887	226,863,758	226,804,370	223,047,431	220,944,270
Diluted	214,441,362	231,193,686	231,146,040	227,303,103	224,733,662

(a)	2005 reflects deconsolidation of Entergy New Orleans, Inc.

(b)	Pro Forma Income Statement reflecting deconsolidation of Entergy New Orleans, Inc. can be found on page 55.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2005 CONSOLIDATING INCOME STATEMENT (unaudited)(a)

	Utility/ Parent/ Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, except share data, for the year ended December 31, 2005.
OPERATING REVENUES:
Domestic electric	$8,449,281	$—	$(2,452)	$8,446,830
Natural gas	77,660	—	—	77,660
Competitive businesses	46,003	1,613,280	(77,526)	1,581,757
Total	8,572,944	1,613,280	(79,978)	10,106,247
OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,941,887	234,128	—	2,176,015
Purchased power	2,559,536	40,092	(78,382)	2,521,247
Nuclear refueling outage expenses	73,966	88,688	—	162,653
Other operation and maintenance	1,458,596	665,660	(2,051)	2,122,206
Decommissioning	83,910	59,212	—	143,121
Taxes other than income taxes	325,766	56,756	—	382,521
Depreciation and amortization	789,654	66,723	—	856,377
Other regulatory credits – net	(49,882)	—	—	(49,882)
Total	7,183,433	1,211,259	(80,433)	8,314,258
OPERATING INCOME	1,389,511	402,021	455	1,791,989
OTHER INCOME:
Allowance for equity funds used during construction	45,736	—	—	45,736
Interest and dividend income	125,237	95,520	(70,279)	150,479
Equity in earnings (loss) of unconsolidated equity affiliates	10,462	(9,477)	—	985
Miscellaneous– net	(19,030)	33,740	(456)	14,251
Total	162,405	119,783	(70,734)	211,451
INTEREST AND OTHER CHARGES:
Interest on long-term debt	427,055	13,279	—	440,334
Other interest – net	79,612	55,259	(70,224)	64,646
Allowance for borrowed funds used during construction	(29,376)	—	—	(29,376)
Total	477,291	68,538	(70,224)	475,604
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,074,625	453,266	(55)	1,527,836
Income taxes	403,671	155,613	—	559,284
INCOME FROM CONTINUING OPERATIONS	670,954	297,653	(55)	968,552
LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense (benefit) of $(24,051))	(44,794)	—	—	(44,794)
CONSOLIDATED NET INCOME	626,160	297,653	(55)	923,758
Preferred dividend requirements and other	22,007	3,475	(55)	25,427
EARNINGS APPLICABLE TO COMMON STOCK	$604,153	$294,178	$—	$898,331
Earnings Per Average Common Share (from continuing operations):
Basic	$3.09	$1.40	$—	$4.49
Diluted	$3.03	$1.37	$—	$4.40
Loss Per Average Common Share (from discontinued operations):
Basic	$(0.21)	$—	$—	$(0.21)
Diluted	$(0.21)	$—	$—	$(0.21)
Earnings Per Average Common Share:
Basic	$2.87	$1.40	$—	$4.27
Diluted	$2.82	$1.37	$—	$4.19

(a)	2005 reflects deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS

	2005(a)	2004(b)	2003	2002	2001
	In thousands, as of December 31,
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$221,773	$79,136	$115,112	$169,788	$129,866
Temporary cash investments - at cost,which approximates market	361,047	540,650	392,013	1,165,260	618,327
Special deposits	—	—	308	280	3,380
Total cash and cash equivalents	582,820	619,786	507,433	1,335,328	751,573
Other temporary investments	—	187,950	234,800	—	150,000
Notes receivable - Entergy New Orleans DIP loan	90,000	—	—	—	—
Notes receivable	3,227	3,092	1,730	2,078	2,137
Accounts receivable:
Customer	732,455	435,191	398,091	323,215	294,799
Allowance for doubtful accounts	(30,805)	(23,758)	(25,976)	(27,285)	(28,355)
Other	356,414	342,289	246,824	244,621	295,771
Accrued unbilled revenues	477,570	460,039	384,860	319,133	268,680
Total receivables	1,535,634	1,213,761	1,003,799	859,684	830,895
Deferred fuel costs	543,927	55,069	245,973	55,653	172,444
Accumulated deferred income taxes	—	76,899	—	—	6,488
Fuel inventory - at average cost	206,195	127,251	110,482	96,467	97,497
Materials and supplies - at average cost	610,932	569,407	548,921	525,900	460,644
Deferred nuclear refueling outage costs	157,764	107,782	138,836	163,646	79,755
Prepayments and other	325,795	116,279	127,270	166,827	205,097
Total	4,056,294	3,077,276	2,919,244	3,205,583	2,756,530
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates - at equity	296,784	231,779	1,053,328	824,209	766,103
Decommissioning trust funds	2,606,765	2,453,406	2,278,533	2,069,198	1,775,950
Non-utility property - at cost (less accumulated depreciation)	228,833	219,717	262,384	297,294	295,616
Other	81,535	90,992	152,681	277,539	495,542
Total	3,213,917	2,995,894	3,746,926	3,468,240	3,333,211
PROPERTY, PLANT AND EQUIPMENT:
Electric	29,161,027	29,053,340	28,035,899	26,789,538	26,359,676
Property under capital lease	727,565	738,554	751,815	746,624	753,310
Natural gas	86,794	262,787	236,622	209,969	201,841
Construction work in progress	1,524,085	1,197,551	1,380,982	1,232,891	882,829
Nuclear fuel under capital lease	271,615	262,469	278,683	259,433	265,464
Nuclear fuel	436,646	320,813	234,421	263,609	232,387
Total property, plant and equipment	32,207,732	31,835,514	30,918,422	29,502,064	28,695,507
Less - accumulated depreciation and amortization	13,010,687	13,139,883	12,619,625	11,837,061	11,805,578
Property, plant and equipment - net	19,197,045	18,695,631	18,298,797	17,665,003	16,889,929
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	735,221	746,413	830,539	844,105	946,126
Other regulatory assets	2,133,724	1,429,261	1,398,323	973,185	873,985
Deferred fuel costs	120,489	30,842	—	—	—
Long-term receivables	25,572	39,417	20,886	24,703	28,083
Goodwill	377,172	377,172	377,172	377,172	377,172
Other	991,835	918,871	935,501	946,375	705,275
Total	4,384,013	3,541,976	3,562,421	3,165,540	2,930,641
TOTAL ASSETS	$30,851,269	$28,310,777	$28,527,388	$27,504,366	$25,910,311

(a)	2005 reflects deconsolidation of Entergy New Orleans, Inc.

(b)	Pro Forma Balance Sheet reflecting deconsolidation of Entergy New Orleans, Inc. can be found on pages 56 – 57.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS

	2005(a)	2004(b)	2003	2002	2001
	In thousands, as of December 31,
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$103,517	$492,564	$524,372	$1,191,320	$682,771
Notes payable	40,041	193	351	351	351,018
Accounts payable	1,655,787	896,528	796,572	855,446	592,529
Customer deposits	222,206	222,320	199,620	198,442	188,230
Taxes accrued	188,159	224,011	224,926	385,315	550,133
Accumulated deferred income taxes	143,409	—	22,963	26,468	—
Nuclear refueling outage costs	15,548	—	8,238	14,244	2,080
Interest accrued	154,855	144,478	139,603	175,440	192,420
Obligations under capital leases	130,882	133,847	159,978	153,822	149,352
Other	473,510	218,442	145,453	171,341	396,616
Total	3,127,914	2,332,383	2,222,076	3,172,189	3,105,149
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,279,228	5,067,381	4,779,513	4,250,800	3,974,664
Accumulated deferred investment tax credits	376,550	399,228	420,248	447,925	471,090
Obligations under capital leases	175,005	146,060	153,898	155,943	181,085
Other regulatory liabilities	408,667	329,767	291,239	185,579	135,878
Decommissioning and retirement cost liabilities	1,923,971	2,066,277	2,215,490	2,115,744	1,194,333
Transition to competition	79,101	79,101	79,098	79,098	231,512
Regulatory reserves	18,624	103,061	69,528	56,438	37,591
Accumulated provisions	556,028	549,914	506,960	389,868	425,399
Long-term debt	8,824,493	7,016,831	7,322,940	7,308,649	7,536,028
Preferred stock with sinking fund	13,950	17,400	20,852	—	—
Other	1,879,017	1,541,331	1,407,551	1,145,232	801,040
Total	19,534,634	17,316,351	17,267,317	16,135,276	14,988,620
Preferred stock with sinking fund	—	—	—	24,327	26,185
Preferred stock without sinking fund	445,974	365,356	334,337	334,337	334,337
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2005, 2004, 2003, 2002 and 2001	2,482	2,482	2,482	2,482	2,482
Paid-in capital	4,817,637	4,835,375	4,767,615	4,666,753	4,662,704
Retained earnings	5,428,407	4,984,302	4,502,508	3,938,693	3,638,448
Accumulated other comprehensive loss	(343,819)	(93,453)	(7,795)	(22,360)	(88,794)
Less – treasury stock, at cost (40,644,602 shares in 2005; 31,345,028 shares in 2004; 19,276,445 shares in 2003; 25,752,410 shares in 2002; 27,441,384 shares in 2001)	2,161,960	1,432,019	561,152	747,331	758,820
Total	7,742,747	8,296,687	8,703,658	7,838,237	7,456,020
Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$30,851,269	$28,310,777	$28,527,388	$27,504,366	$25,910,311

(a)	2005 reflects deconsolidation of Entergy New Orleans, Inc.

(b)	Pro Forma Balance Sheet reflecting deconsolidation of Entergy New Orleans, Inc. can be found on pages 56 – 57.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2005 CONSOLIDATING BALANCE SHEET (unaudited)(a)

	Utility/ Parent/ Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, as of December 31, 2005.
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$207,135	$14,638	$—	$221,773
Temporary cash investments - at cost, which approximates market	127,786	233,261	—	361,047
Total cash and cash equivalents	334,921	247,899	—	582,820
Notes receivable - Entergy New Orleans DIP loan	90,000			90,000
Notes receivable	575,873	1,144,505	(1,717,151)	3,227
Accounts receivable:
Customer	732,455	—	—	732,455
Allowance for doubtful accounts	(28,635)	(2,170)	—	(30,805)
Associated companies	33,851	69,719	(103,570)	—
Other	193,548	162,866	—	356,414
Accrued unbilled revenues	477,570	—	—	477,570
Total receivables	1,408,789	230,415	(103,570)	1,535,634
Deferred fuel costs	543,927	—	—	543,927
Accumulated deferred income taxes	—	—	—	—
Fuel inventory - at average cost	204,382	1,813	—	206,195
Materials and supplies - at average cost	369,397	241,535	—	610,932
Deferred nuclear refueling outage costs	64,157	93,607	—	157,764
Prepayments and other	301,387	24,408	—	325,795
Total	3,892,833	1,984,182	(1,820,721)	4,056,294
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates - at equity	8,198,240	428,006	(8,329,462)	296,784
Decommissioning trust funds	1,136,006	1,470,759	—	2,606,765
Non-utility property - at cost (less accumulated depreciation)	226,264	2,569	—	228,833
Other	35,594	45,941	—	81,535
Total	9,596,104	1,947,275	(8,329,462)	3,213,917
PROPERTY, PLANT AND EQUIPMENT:
Electric	27,176,956	1,987,079	(3,008)	29,161,027
Property under capital lease	727,565	—	—	727,565
Natural gas	86,794	—	—	86,794
Construction work in progress	1,291,374	232,711	—	1,524,085
Nuclear fuel under capital lease	271,615	—	—	271,615
Nuclear fuel	101,403	335,243	—	436,646
Total property, plant and equipment	29,655,707	2,555,033	(3,008)	32,207,732
Less - accumulated depreciation and amortization	12,730,545	280,142	—	13,010,687
Property, plant and equipment - net	16,925,162	2,274,891	(3,008)	19,197,045
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset - net	735,221	—	—	735,221
Other regulatory assets	2,133,724	—	—	2,133,724
Deferred fuel costs	120,489	—	—	120,489
Long-term receivables	25,572	—	—	25,572
Goodwill	374,099	3,073	—	377,172
Other	841,068	801,587	(650,820)	991,835
Total	4,230,173	804,660	(650,820)	4,384,013
TOTAL ASSETS	$34,644,272	$7,011,008	$(10,804,011)	$30,851,269

(a)	2005 reflects deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2005 CONSOLIDATING BALANCE SHEET (unaudited)(a)

	Utility/ Parent/ Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, as of December 31, 2005.
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$22,989	$80,528	$—	$103,517
Notes payable:
Associated companies	926,271	530,880	(1,457,151)	—
Other	40,041	—	—	40,041
Accounts payable:
Associated companies	77,793	23,393	(101,186)	—
Other	1,494,385	161,402	—	1,655,787
Customer deposits	222,044	162	—	222,206
Taxes accrued	316,659	(128,500)	—	188,159
Accumulated deferred income taxes	143,409	—	—	143,409
Nuclear refueling outage costs	15,548	—	—	15,548
Interest accrued	153,269	1,586	—	154,855
Obligations under capital leases	130,882	—	—	130,882
Other	66,367	407,143	—	473,510
Total	3,609,657	1,076,594	(1,558,337)	3,127,914
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,245,208	34,020	—	5,279,228
Accumulated deferred investment tax credits	376,550	—	—	376,550
Obligations under capital leases	175,005	—	—	175,005
Other regulatory liabilities	408,667	—	—	408,667
Decommissioning and retirement cost liabilities	1,161,830	762,141	—	1,923,971
Transition to competition	79,101	—	—	79,101
Regulatory reserves	18,624	—	—	18,624
Accumulated provisions	350,265	205,763	—	556,028
Long-term debt	8,791,811	349,073	(316,391)	8,824,493
Preferred stock with sinking fund	13,950	—	—	13,950
Other	1,729,076	749,961	(600,021)	1,879,017
Total	18,350,087	2,100,958	(916,412)	19,534,634
Preferred stock without sinking fund	411,321	426,590	(391,937)	445,974
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2005	2,205,192	1,091,856	(3,294,566)	2,482
Paid-in capital	6,653,879	1,565,320	(3,401,562)	4,817,637
Retained earnings	5,712,395	1,121,151	(1,405,139)	5,428,407
Accumulated other comprehensive income (loss)	(16,300)	(328,145)	626	(343,819)
Less – treasury stock, at cost (40,644,602 shares in 2005)	2,281,960	43,316	(163,316)	2,161,960
Total	12,273,206	3,406,866	(7,937,325)	7,742,747
Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$34,644,272	$7,011,008	$(10,804,011)	$30,851,269

(a)	2005 reflects deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW

	2005(a)	2004(b)	2003	2002	2001
	In thousands, for the years ended December 31,
OPERATING ACTIVITIES:
Consolidated net income	$923,758	$933,049	$950,467	$623,072	$750,507
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(82,033)	33,533	13,090	18,848	(359,199)
Other regulatory credits - net	(49,882)	(90,611)	(13,761)	(141,836)	(20,510)
Depreciation, amortization, and decommissioning	1,001,852	1,045,122	996,603	915,597	749,619
Deferred income taxes and investment tax credits	626,813	275,458	1,189,531	(256,664)	87,752
Cumulative effect of accounting changes	—	—	(137,074)	—	(23,482)
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	4,315	608,141	(176,036)	(181,878)	(150,799)
Provisions for asset impairments and restructuring charges	39,767	55,000	(7,743)	428,456	—
Changes in working capital:
Receivables	(367,351)	(210,419)	(140,612)	(43,957)	302,230
Fuel inventory	(83,125)	(16,769)	(14,015)	1,030	(3,419)
Accounts payable	303,194	95,306	(60,164)	286,230	(415,160)
Taxes accrued	(172,315)	75,055	(882,446)	462,956	486,676
Interest accrued	15,133	5,269	(35,837)	7,209	17,287
Deferred fuel	(236,801)	213,627	(33,874)	156,181	495,007
Other working capital accounts	(45,653)	41,008	16,809	(286,232)	(39,978)
Provision for estimated losses and reserves	(3,704)	(18,041)	196,619	10,533	19,093
Changes in other regulatory assets	(311,934)	48,626	22,671	71,132	119,215
Other	(94,226)	(164,035)	121,592	111,026	200,709
Net cash flow provided by operating activities	1,467,808	2,929,319	2,005,820	2,181,703	2,215,548
INVESTING ACTIVITIES:
Construction/capital expenditures	(1,458,086)	(1,410,610)	(1,568,943)	(1,530,301)	(1,380,417)
Allowance for equity funds used during construction	45,736	39,582	42,710	31,658	26,209
Nuclear fuel purchases	(314,414)	(238,170)	(224,308)	(250,309)	(130,670)
Proceeds from sale/leaseback of nuclear fuel	184,403	109,988	150,135	183,664	71,964
Proceeds from sale of assets and businesses	—	75,430	25,987	215,088	784,282
Payment for purchase of plant	(162,075)	—	—	—	—
Investment in non-utility properties	—	(6,420)	(71,438)	(216,956)	(647,015)
Decrease (increase) in other investments	9,905	383,498	172,187	38,964	(631,975)
Purchases of other temporary investments	(1,591,025)	(1,629,500)	(613,464)	—	(150,000)
Liquidation of other temporary investments	1,778,975	1,676,350	378,664	150,000	—
Proceeds from nuclear decommissioning trust fund sales	944,253	679,466	729,440	1,504,997	160,489
Investment in nuclear decommissioning trust funds	(1,039,824)	(769,273)	(820,958)	(1,589,911)	(256,060)
Other regulatory investments	(390,456)	(53,566)	(156,446)	(39,390)	(3,460)
Other	—	—	(11,496)	114,033	(68,067)
Net cash flow used in investing activities	(1,992,608)	(1,143,225)	(1,967,930)	(1,388,463)	(2,224,720)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	4,302,570	3,653,478	4,596,189	1,197,330	682,402
Preferred stock	127,995	—	—	—	—
Common stock and treasury stock	106,068	170,237	217,521	130,061	64,345
Retirement of long-term debt	(2,689,206)	(4,022,548)	(5,284,917)	(1,341,274)	(962,112)
Repurchase of common stock	(878,188)	(1,017,996)	(8,135)	(118,499)	(36,895)
Redemption of preferred stock	(33,719)	(3,450)	(3,450)	(1,858)	(39,574)
Changes in credit line borrowings - net	39,850	(154)	—	244,333	(37,004)
Dividends paid:
Common stock	(453,508)	(427,901)	(362,814)	(298,991)	(269,122)
Preferred stock	(25,472)	(23,525)	(23,524)	(23,712)	(24,044)
Net cash flow provided by (used in) financing activities	496,390	(1,671,859)	(869,130)	(212,610)	(622,004)
Effect of exchange rates on cash and cash equivalents	(602)	(1,882)	3,345	3,125	325
Net increase (decrease) in cash and cash equivalents	(29,012)	112,353	(827,895)	583,755	(630,851)
Cash and cash equivalents at beginning of period	619,786	507,433	1,335,328	751,573	1,382,424
Effect of the deconsolidation of Entergy New Orleans on cash and cash equivalents	(7,954)
Cash and cash equivalents at end of period	$582,820	$619,786	$507,433	$1,335,328	$751,573

(a)	2005 reflects deconsolidation of Entergy New Orleans, Inc.

(b)	Pro Forma Statement of Cash Flow reflecting deconsolidation of Entergy New Orleans, Inc. can be found on page 58.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW

	2005(a)	2004(b)	2003	2002	2001
	In thousands, for the years ended December 31,
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	$461,345	$477,768	$552,017	$633,931	$708,748
Income taxes	$116,072	$28,241	$188,709	$57,856	$(113,466)
Noncash investing and financing activities:
Debt assumed by the Damhead Creek purchaser	—	—	—	$488,432	—
Decommissioning trust funds acquired in nuclear power plant acquisitions	—	—	—	$310,000	$430,000
Long-term debt refunded with proceeds from long-term debt issued in prior period	—	—	—	$(47,000)	—
Proceeds from long-term debt issued for the purpose of refunding prior long-term debt	—	—	—	—	$47,000

(a)	2005 reflects deconsolidation of Entergy New Orleans, Inc.

(b)	Pro Forma Statement of Cash Flow reflecting deconsolidation of Entergy New Orleans, Inc. can be found on page 58.

CASH FLOW INFORMATION BY BUSINESS

	Utility/ Parent/ Other	Entergy Nuclear	Energy Commodity Services	Consolidated
	For the years ended December 31, 2005, 2004, 2003, 2002, and 2001. ($ thousands)

2005(a)
Net cash flow provided by (used in) operating activities	934,562	551,263	(18,017)	1,467,808
Net cash flow provided by (used in) investing activities	(1,673,600)	(368,497)	49,489	(1,992,608)
Net cash flow provided by (used in) financing activities	640,489	(110,482)	(33,617)	496,390
2004
Net cash flow provided by operating activities	2,034,882	414,518	479,919	2,929,319
Net cash flow provided by (used in) investing activities	(1,005,814)	(386,023)	248,612	(1,143,225)
Net cash flow used in financing activities	(909,431)	(37,894)	(724,534)	(1,671,859)
2003
Net cash flow provided by (used in) operating activities	1,934,587	182,524	(111,291)	2,005,820
Net cash flow used in investing activities	(1,704,897)	(184,913)	(78,120)	(1,967,930)
Net cash flow provided by (used in) financing activities	(1,028,623)	(6,672)	166,165	(869,130)
2002
Net cash flow provided by (used in) operating activities	1,903,828	281,589	(3,714)	2,181,703
Net cash flow used in investing activities	(949,039)	(438,664)	(760)	(1,388,463)
Net cash flow provided by (used in) financing activities	(322,621)	176,162	(66,151)	(212,610)
2001
Net cash flow provided by (used in) operating activities	2,080,010	263,476	(127,938)	2,215,548
Net cash flow provided by (used in) investing activities	(1,301,251)	(1,061,820)	138,351	(2,224,720)
Net cash flow provided by (used in) financing activities	(766,375)	292,872	(148,501)	(622,004)

(a)	2005 reflects deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS, COMPREHENSIVE INCOME, AND PAID–IN CAPITAL

	2005		2004		2003		2002		2001
	In thousands, for the years ended December 31,
RETAINED EARNINGS
Retained Earnings – Beginning of period	$4,984,302		$4,502,508		$3,938,693		$3,638,448		$3,190,639
Add: Earnings applicable to common stock	898,331	$898,331	909,524	$909,524	926,943	$926,943	599,360	$599,360	726,196	$726,196
Deduct:
Dividends declared on common stock	453,657		427,740		362,941		299,031		278,342
Capital stock and other expenses	569		(10)		187		84		45
Total	454,226		427,730		363,128		299,115		278,387
Retained Earnings – End of period	$5,428,407		$4,984,302		$4,502,508		$3,938,693		$3,638,448
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (Net of taxes)
Balance at beginning of period:
Accumulated derivative instrument fair value changes	$(141,411)		$(25,811)		$17,313		$(17,973)		$—
Other accumulated comprehensive (loss) items	47,958		18,016		(39,673)		(70,821)		(75,033)
Total	(93,453)		(7,795)		(22,360)		(88,794)		(75,033)
Cumulative effect to January 1, 2001 of accounting change regarding fair value of derivative instruments (net of tax expense (benefit) of $(7,982))	—		—		—		—		(18,021)
Net derivative instrument fair value changes arising during the period (net of tax expense (benefit) of $(159,236), $(74,082), $(27,862), $20,264, and $ 31)	(251,203)	(251,203)	(115,600)	(115,600)	(43,124)	(43,124)	35,286	35,286	48	48
Foreign currency translation (net of tax expense (benefit) of $211, $659, $1,459, $(5,420), and $ 1,615)	602	602	1,882	1,882	4,169	4,169	65,948	(15,487)	4,615	4,615
Minimum pension liability (net of tax expense (benefit) of $(9,176), $1,875, $503, and $(6,527))	(15,773)	(15,773)	2,762	2,762	1,153	1,153	(10,489)	(10,489)	—	—
Net unrealized investment gains (losses) (net of tax expense (benefit) of $10,573, $16,599, $33,422, $(19,176), and $(205))	16,008	16,008	25,298	25,298	52,367	52,367	(24,311)	(24,311)	(403)	(403)
Balance at end of period:
Accumulated derivative instrument fair value changes	(392,614)		(141,411)		(25,811)		17,313		(17,973)
Other accumulated comprehensive income (loss) items	48,795		47,958		18,016		(39,673)		(70,821)
Total	$(343,819)		$(93,453)		$(7,795)		$(22,360)		$(88,794)
Comprehensive Income		$647,965		$823,866		$941,508		$584,359		$730,456
PAID-IN CAPITAL
Paid-in Capital – Beginning of period	$4,835,375		$4,767,615		$4,666,753		$4,662,704		$4,660,483
Add (Deduct):
Issuance of equity units	(39,904)		—		—		—		—
Common stock issuances related to stock plans	22,166		67,760		100,862		4,049		2,221
Paid-in Capital – End of period	$4,817,637		$4,835,375		$4,767,615		$4,666,753		$4,662,704

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES

	2005	2004	2003	2002	2001
	($ millions)
Utility/Parent/Other
Entergy New Orleans	58	51	66	58	61
All others	1,458	1,115	1,201	1,098	1,071
Entergy Nuclear	161	243	281	348	705
Energy Commodity Services	1	8	92	244	190
Total Historical Capital Expenditures	1,678	1,417	1,640	1,748	2,027

STORM CAPITAL AND PLANNED CAPITAL EXPENDITURES EXCLUDING ENTERGY NEW ORLEANS

	2006	2007	2008
	($ millions)
Storm Capital(a)	310	—	—

(a) Storm capital investments related to Hurricanes Katrina and Rita restoration work have been accrued as of December 31, 2005.

Maintenance Capital:
Utility/Parent/Other	604	713	719
Entergy Nuclear	62	64	50
Non-Nuclear Wholesale Assets	2	2	2
Total Maintenance Capital	668	779	771
Other Capital Commitments:
Utility/Parent/Other	277	203	301
Entergy Nuclear	143	96	86
Non-Nuclear Wholesale Assets	6	6	5
Total Other Capital Commitments	426	305	392
Total Planned Capital Expenditures	1,094	1,084	1,163

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT

CUSIP		Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
						2005	2004	2003
						($ millions)
	$2B Bank Credit Facility		05/10			785	—	—
	$1.5B Bank Credit Facility(a)		12/08			—	50	—
	Bank Term Loan	2.98%	06/10			60	60	60
	Bank Term Loan	3.08%	11/08			35	35	35
29364GA*4	6.17% Notes	6.17%	03/08	Now	MW (T+.50%)	72	72	72
29364GB*3	6.23% Notes	6.23%	03/08	Now	MW (T+.50%)	15	15	15
29364GAC7	6.13% Notes	6.13%	09/08	Now	MW (T+.50%)	150	150	150
29364GAA1	7.75% Notes	7.75%	12/09	Now	MW (T+.50%)	267	267	267
29364GAB9	6.58% Notes	6.58%	05/10	Now	MW (T+.50%)	75	75	75
29364GB@1	6.9% Notes	6.9%	11/10	Now	MW (T+.50%)	140	140	140
29364G202,
29364G301	7.625% Notes(b)	7.625%	02/11			500	—	—
29364GA@2	7.06% Notes	7.06%	03/11	Now	MW (T+.50%)	86	86	86
Total						2,185	950	900

(a)	At December 31, 2004, Entergy Corporation had in place two separate revolving credit facilities, a 5-year credit facility and a 3-year credit facility. The 5-year credit facility, which expires in December 2009, has a borrowing capacity of $500 million, none of which was outstanding at December 31, 2004. The 3-year credit facility, which expires in May 2007, has a borrowing capacity of $965 million, of which $50 million was outstanding at December 31, 2004. These two facilities were terminated in May 2005.

(b)	In December 2005, Entergy Corporation sold 10 million equity units with a stated amount of $50 each. An equity unit consists of (1) a note, CUSIP 29364GAD5, initially due February 2011 and initially bearing interest at an annual rate of 5.75% and (2) a purchase contract that obligates the holder of the equity unit to purchase for $50 between 0.5705 and 0.7074 shares of Entergy Corporation common stock on or before February 17, 2009. Entergy will pay the holders quarterly contract adjustment payments of 1.875% per year on the stated amount of $50 per equity unit. Under the terms of the purchase contracts, Entergy Corporation will issue between 5,705,000 and 7,074,000 shares of common stock in the settlement of the purchase contracts (subject to adjustment under certain circumstances).

SECURITIES RATINGS (OUTLOOK)

Corporate Credit
	Moody’s	S&P
As of April 2006.
Entergy Corporation	Baa3 (stable)	BBB (watch negative)

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS

	2005(a)					2004					YTD % CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
GAAP MEASURES
As-Reported Earnings ($ millions)	90.5	211.7	298.9	58.7	659.8	115.7	195.0	258.0	74.7	643.4	3
Return on Average Invested Capital – As-Reported (%)*	7.1	7.2	7.5	7.1	7.1	6.0	6.3	6.3	7.2	7.2	(1)
Return on Average Common Equity – As-Reported (%)*	11.4	11.5	12.0	11.4	11.4	8.7	9.9	9.6	11.6	11.6	(2)
Debt to Capital Ratio (%)	51.7	51.4	51.5	51.8	51.8	53.8	52.5	52.1	51.7	51.7	0
NON-GAAP MEASURES
Operational Earnings ($ millions)	90.5	211.7	298.9	58.7	659.8	115.7	195.0	258.0	74.7	643.4	3
Return on Average Invested Capital – Operational (%)*	7.1	7.2	7.5	7.1	7.1	7.0	6.9	6.8	7.2	7.2	(1)
Return on Average Common Equity – Operational (%)*	11.4	11.5	12.0	11.4	11.4	11.2	11.2	10.8	11.6	11.6	(2)
Net Debt to Net Capital Ratio (%)	48.7	49.9	50.8	50.7	50.7	51.8	51.5	51.1	49.3	49.3	3

(a)	2005 reflects the deconsolidation of Entergy New Orleans, Inc.

*	Trailing twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS

	2005(a)	2004	2003	2002	2001
GAAP MEASURES
As-Reported Earnings ($ millions)	659.8	643.4	469.1	583.2	550.2
Return on Average Invested Capital – As-Reported (%)	7.1	7.2	5.9	6.9	7.2
Return on Average Common Equity – As-Reported (%)	11.4	11.6	8.7	10.7	10.0
Debt to Capital Ratio (%)	51.8	51.7	54.1	55.5	54.7
NON-GAAP MEASURES
Operational Earnings ($ millions)	659.8	643.4	626.1	583.2	552.6
Return on Average Invested Capital – Operational (%)	7.1	7.2	7.1	6.9	7.2
Return on Average Common Equity – Operational (%)	11.4	11.6	11.5	10.7	10.1
Net Debt to Net Capital Ratio (%)	50.7	49.3	52.6	51.4	53.1

(a)	2005 reflects the deconsolidation of Entergy New Orleans, Inc.

UTILITY HISTORICAL CAPITAL EXPENDITURES

	2005	2004	2003	2002	2001
	($ millions)
Entergy Arkansas	317	270	335	277	281
Entergy Gulf States	371	358	349	355	318
Entergy Louisiana	551	240	258	210	203
Entergy Mississippi	164	163	189	158	160
System Energy Resources	37	32	18	40	40
Other	7	37	18	34	47
Total excluding Entergy New Orleans	1,447	1,101	1,167	1,074	1,049
Entergy New Orleans	58	51	66	58	61
Total including Entergy New Orleans	1,505	1,152	1,233	1,132	1,110

UTILITY STORM CAPITAL AND PLANNED CAPITAL EXPENDITURES

	2006			2007		2008
	Storm Capital(a)	Maintenance Capital	Capital Commitments	Maintenance Capital	Capital Commitments	Maintenance Capital	Capital Commitments
	($ millions)
Entergy Arkansas	—	176	69	190	75	190	102
Entergy Gulf States	139	172	19	199	36	203	75
Entergy Louisiana	164	127	79	160	53	170	99
Entergy Mississippi	7	110	109	123	17	121	9
System Energy Resources	—	14	—	16	21	13	16
Other	—	5	—	25	1	22	—
Total excluding Entergy New Orleans	310	604	277	713	203	719	301
Entergy New Orleans	46	20	1	35	—	37	—
Total including Entergy New Orleans	356	624	278	748	203	756	301

(a)	Storm capital investments related to Hurricanes Katrina and Rita restoration work have been accrued as of December 31, 2005.

UTILITY SECURITIES RATINGS (OUTLOOK)

	Mortgage Bonds					Preferred Stock
	Moody’s	S&P		Fitch		Moody’s	S&P	Fitch
As of April 2006.
Entergy Arkansas, Inc.	Baa1 (stable)	A–	(watch neg.)	BBB+	(outlook neg.)	Ba1	BB+	BBB–
Entergy Gulf States, Inc.	Baa3 (stable)	BBB+	(watch neg.)	BBB	(outlook neg.)	Ba3	BB+	BB+
Entergy Louisiana, LLC	Baa1 (stable)	A–	(watch neg.)	BBB+	(outlook neg.)	Ba1	BB+	BBB–
Entergy Mississippi, Inc.	Baa2 (stable)	A–	(watch neg.)	BBB+	(outlook neg.)	Ba2	BB+	BBB–
Entergy New Orleans, Inc.	Withdrawn	D		CCC	(watch neg.)	Withdrawn	D	CC
System Energy Resources, Inc.	Baa3 (stable)	BBB	(watch neg.)	BBB–	(outlook neg.)	—	—	—

UTILITY FINANCIAL RESULTS

2005 UTILITY/PARENT/OTHER CONSOLIDATING INCOME STATEMENT (unaudited)(b)

	EAI	EGSI	ELL	EMI	ENOI(a)	SERI	Parent/Other Eliminations	Utility/ Parent/ Other
	In thousands, for the year ending December 31, 2005.
OPERATING REVENUES:
Domestic electric	$1,789,055	$3,289,511	$2,650,181	$1,306,543	$536,016	$533,929	$(1,655,954)	$8,449,281
Natural gas	—	77,660	—	—	137,310	—	(137,310)	77,660
Competitive businesses	—	—	—	—	—	—	46,003	46,003
Total	1,789,055	3,367,171	2,650,181	1,306,543	673,326	533,929	(1,747,261)	8,572,944
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	22,151	829,151	916,779	136,870	217,365	37,660	(218,089)	1,941,887
Purchased power	755,277	1,353,108	872,026	688,800	273,576	—	(1,383,251)	2,559,536
Nuclear refueling outage expenses	27,892	18,151	15,351	—	—	12,571	1	73,966
Other operation and maintenance	392,777	445,326	356,084	176,202	89,130	106,377	(107,300)	1,458,596
Decommissioning	31,205	9,483	18,785	—	—	24,437	—	83,910
Taxes other than income taxes	39,011	125,263	73,860	58,540	41,538	25,239	(37,685)	325,766
Depreciation and amortization	203,836	202,128	186,281	72,028	33,975	119,572	(28,166)	789,654
Reorganization items	—	—	—	—	1,489	—	(1,489)	—
Other regulatory credits – net	959	(6,799)	(70,119)	41,414	3,181	(15,337)	(3,181)	(49,882)
Total	1,473,108	2,975,811	2,369,047	1,173,854	660,254	310,519	(1,779,160)	7,183,433
OPERATING INCOME	315,947	391,360	281,134	132,689	13,072	223,410	31,899	1,389,511
OTHER INCOME:
Allowance for equity funds used during construction	11,614	18,757	10,251	3,490	3,229	1,625	(3,230)	45,736
Interest and dividend income	22,941	21,375	19,882	2,560	1,795	16,279	40,405	125,237
Equity in earnings (loss) of unconsolidated equity affiliates	—	—	—	—	—	—	10,462	10,462
Miscellaneous – net	(2,408)	910	(7,539)	(1,613)	(4,110)	(417)	(3,853)	(19,030)
Total	32,147	41,042	22,594	4,437	914	17,487	43,784	162,405
INTEREST AND OTHER CHARGES:
Interest on long-term debt	78,527	116,633	73,691	39,406	10,153	60,404	48,241	427,055
Other interest – net	6,465	10,155	11,727	4,301	3,402	20	43,542	79,612
Allowance for borrowed funds used during construction	(8,482)	(11,153)	(6,591)	(2,636)	(2,609)	(514)	2,609	(29,376)
Total	76,510	115,635	78,827	41,071	10,946	59,910	94,392	477,291
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	271,584	316,767	224,901	96,055	3,040	180,987	(18,709)	1,074,625
Income taxes	96,949	110,270	96,819	33,952	1,790	69,343	(5,452)	403,671
INCOME FROM CONTINUING OPERATIONS	174,635	206,497	128,082	62,103	1,250	111,644	(13,257)	670,954
LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense (benefit) of $(24,051))	—	—	—	—	—	—	(44,794)	(44,794)
CONSOLIDATED NET INCOME	174,635	206,497	128,082	62,103	1,250	111,644	(58,051)	626,160
Preferred dividend requirements and other	7,776	4,201	—	3,316	482	—	(482)	22,007
EARNINGS APPLICABLE TO COMMON STOCK/EQUITY	$166,859	$202,296	$128,082	$58,787	$768	$111,644	$(64,283)	$604,153

(a)	Debtor-In-Possession

(b)	2005 reflects the deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2005 UTILITY/PARENT/OTHER CONSOLIDATING BALANCE SHEET (unaudited)(b)

	EAI	EGSI	ELL	EMI	ENOI(a)	SERI	Parent/Other Eliminations	Utility/ Parent/ Other
	In thousands, as of December 31, 2005.
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$9,393	$7,341	$105,285	$4,523	$48,056	$204	$32,333	$207,135
Temporary cash investments – at cost, which approximates market	—	18,032	—	—	—	75,500	34,254	127,786
Total cash and cash equivalents	9,393	25,373	105,285	4,523	48,056	75,704	66,587	334,921
Notes receivable – Entergy New Orleans DIP loan	—	—	—	—	—	—	90,000	90,000
Notes receivable	—	—	—	—	—	—	575,873	575,873
Accounts receivable:
Customer	115,321	203,205	176,169	102,202	82,052	—	53,506	732,455
Allowance for doubtful accounts	(15,777)	(4,794)	(6,141)	(1,826)	(25,422)	—	25,325	(28,635)
Associated companies	30,902	90,223	24,453	5,415	17,895	327,454	(462,491)	33,851
Other	63,702	50,445	12,553	9,254	6,530	3,285	47,779	193,548
Accrued unbilled revenues	68,428	186,527	149,908	33,712	23,698	—	15,297	477,570
Total receivables	262,576	525,606	356,942	148,757	104,753	330,739	(320,584)	1,408,789
Deferred fuel costs	153,136	254,950	21,885	113,956	30,593	—	(30,593)	543,927
Accumulated deferred income taxes	—	—	3,884	—	—	—	(3,884)	—
Fuel inventory – at average cost	12,342	60,196	—	3,087	8,048	—	120,709	204,382
Materials and supplies – at average cost	87,875	112,544	92,275	21,521	8,961	55,183	(8,962)	369,397
Deferred nuclear refueling outage costs	30,967	—	15,337	—	—	17,853	—	64,157
Prepayments and other	9,628	36,996	173,055	62,759	61,581	1,878	(44,510)	301,387
Total	565,917	1,015,665	768,663	354,603	261,992	481,357	444,636	3,892,833
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	11,206	—	—	5,531	3,259	—	8,178,244	8,198,240
Decommissioning trust funds	402,124	310,779	187,101	—	—	236,003	(1)	1,136,006
Non-utility property – at cost (less accumulated depreciation)	1,449	91,589	1,852	6,199	1,107	—	124,068	226,264
Other	2,976	22,498	4	—	—	—	10,116	35,594
Total	417,755	424,866	188,957	11,730	4,366	236,003	8,312,427	9,596,104
UTILITY PLANT:
Electric	6,344,435	8,569,073	6,233,711	2,473,035	691,045	3,212,596	(346,939)	27,176,956
Property under capital lease	9,900	—	250,610	50	—	467,005	—	727,565
Natural gas	—	86,375	—	—	189,207	—	(188,788)	86,794
Construction work in progress	139,208	526,017	415,475	119,354	202,353	47,178	(158,211)	1,291,374
Nuclear fuel under capital lease	92,181	55,155	58,492	—	—	87,500	(21,713)	271,615
Nuclear fuel	22,616	11,338	—	—	—	—	67,449	101,403
Total utility plant	6,608,340	9,247,958	6,958,288	2,592,439	1,082,605	3,814,279	(648,202)	29,655,707
Less – accumulated depreciation and amortization	2,843,904	4,075,724	2,805,944	886,687	428,053	1,889,886	(199,653)	12,730,545
Utility plant – net	3,764,436	5,172,234	4,152,344	1,705,752	654,552	1,924,393	(448,549)	16,925,162
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	61,236	459,136	104,893	17,073	—	92,883	—	735,221
Other regulatory assets	461,015	604,419	498,542	186,197	166,133	292,968	(75,550)	2,133,724
Deferred fuel costs	51,046	69,443	—	—	—	—	—	120,489
Long-term receivables	—	16,151	8,222	3,270	1,812	—	(3,883)	25,572
Goodwill	—	—	—	—	—	—	374,099	374,099
Other	46,605	41,195	133,432	32,418	31,266	18,435	537,717	841,068
Total	619,902	1,190,344	745,089	238,958	199,211	404,286	832,383	4,230,173
TOTAL ASSETS	$5,368,010	$7,803,109	$5,855,053	$2,311,043	$1,120,121	$3,046,039	$9,140,897	$34,644,272

(a)	Debtor-In-Possession

(b)	2005 reflects the deconsolidation of Entergy New Orleans, Inc.

Totals	may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2005 UTILITY/PARENT/OTHER CONSOLIDATING BALANCE SHEET (unaudited)(b)

	EAI	EGSI	ELL	EMI	ENOI(a)	SERI	Parent/Other Eliminations	Utility/ Parent/ Other
	In thousands, as of December 31, 2005.
LIABILITIES AND SHAREHOLDERS’ OR MEMBERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$—	$—	$—	$—	$—	$22,989	$—	$22,989
DIP credit facility	—	—	—	—	90,000	—	(90,000)	—
Notes payable:
Associated companies	—	—	—	—	—	—	926,271	926,271
Other	—	—	40,000	—	15,000	—	(14,959)	40,041
Accounts payable:
Associated companies	135,357	100,313	121,382	158,579	55,923	—	(493,761)	77,793
Other	120,090	479,232	398,507	83,306	228,496	22,770	161,984	1,494,385
Customer deposits	45,432	57,756	66,705	44,025	16,930	—	(8,804)	222,044
Taxes accrued	—	—	88,548	33,121	—	228,168	(33,178)	316,659
Accumulated deferred income taxes	56,186	71,196	—	13,233	1,898	6,678	(5,782)	143,409
Nuclear refueling outage costs	—	15,548	—	—	—	—	—	15,548
Interest accrued	19,207	34,338	28,442	13,651	1,195	45,109	11,327	153,269
Obligations under capital leases	46,857	33,516	22,753	40	—	27,716	—	130,882
Other	21,836	14,945	8,721	2,739	2,018	1,811	14,297	66,367
Total	444,965	806,844	775,058	348,694	411,460	355,241	467,395	3,609,657
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,105,712	1,619,890	2,055,083	491,857	127,680	267,913	(422,927)	5,245,208
Accumulated deferred investment tax credits	64,001	132,909	92,439	12,358	3,570	72,136	(863)	376,550
Obligations under capital leases	55,224	20,724	35,740	11	—	63,307	(1)	175,005
SFAS 109 regulatory liability – net	—	—	—	—	52,229	—	(52,229)	—
Other regulatory liabilities	76,507	37,482	58,129	34,368	591	224,997	(23,407)	408,667
Decommissioning and retirement cost liabilities	442,115	175,480	221,291	4,016	2,421	318,927	(2,420)	1,161,830
Transition to competition	—	79,098	—	—	—	—	3	79,101
Regulatory reserves	—	16,153	—	—	—	—	2,471	18,624
Accumulated provisions	29,073	67,747	93,165	9,436	2,119	2,399	146,326	350,265
Pension liability	—	—	—	—	35,694	—	(35,694)	—
Long-term debt	1,298,238	2,358,130	1,172,400	695,146	—	819,642	2,448,255	8,791,811
Preferred stock with sinking fund	—	13,950	—	—	5,730	—	(5,730)	13,950
Other	306,034	203,665	146,576	91,588	—	27,849	953,364	1,729,076
Total	3,376,904	4,725,228	3,874,823	1,338,780	230,034	1,797,170	3,007,148	18,350,087
LIABILITIES SUBJECT TO COMPROMISE	—	—	—	—	308,917	—	(308,917)	—
Preferred stock without sinking fund	116,350	47,327	100,000	50,381	19,780	—	77,483	411,321
SHAREHOLDERS’ OR MEMBERS’ EQUITY:
Common stock or members’ equity	470	114,055	1,105,172	199,326	33,744	789,350	(36,925)	2,205,192
Paid-in capital/capital stock expense and other	591,102	1,457,486	—	(682)	36,294	—	4,569,679	6,653,879
Retained earnings	838,219	653,578	—	374,544	79,892	104,278	3,661,884	5,712,395
Accumulated other comprehensive income (loss)	—	(1,409)	—	—	—	—	(14,891)	(16,300)
Less – treasury stock, at cost	—	—	—	—	—	—	2,281,960	2,281,960
Total	1,429,791	2,223,710	1,105,172	573,188	149,930	893,628	5,897,787	12,273,206
Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ OR MEMBERS’ EQUITY	$5,368,010	$7,803,109	$5,855,053	$2,311,043	$1,120,121	$3,046,039	$9,140,897	$34,644,272

(a)	Debtor-In-Possession

(b)	2005 reflects the deconsolidation of Entergy New Orleans, Inc.

Totals	may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2005	2004	2003	2002	2001
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	166.9	134.4	118.2	127.9	170.4
Less Special Items ($ millions)	—	—	(28.4)	—	(0.4)
Operational Earnings ($ millions)	166.9	134.4	146.6	127.9	170.8
Return on Average Common Equity – As-Reported (%)	12.1	10.3	9.4	10.4	14.4
Return on Average Common Equity – Operational (%)	12.1	10.3	11.7	10.4	14.4
Return on Average Invested Capital – As-Reported (%)	7.6	6.6	6.2	6.8	8.7
Return on Average Invested Capital – Operational (%)	7.6	6.6	7.1	6.8	8.7
Cash Flow Interest Coverage (# times)	7.7	7.9	5.5	4.7	4.9
Debt to Capital Ratio (%)	47.5	50.1	51.2	53.7	53.6
Net Debt to Net Capital Ratio (%)	47.4	48.5	51.1	52.1	51.9
Total Debt ($ millions)	1,400	1,450	1,465	1,560	1,555
Total Preferred ( $ millions)	116	116	116	116	116
Total Equity ( $ millions)	1,430	1,327	1,278	1,230	1,228
ENTERGY GULF STATES, INC.
As-Reported Earnings ($ millions)	202.3	187.8	37.9	169.2	174.4
Less Special Items ($ millions)	—	—	(102.4)	—	(0.4)
Operational Earnings ($ millions)	202.3	187.8	140.3	169.2	174.8
Return on Average Common Equity – As-Reported (%)	10.1	10.8	2.2	10.0	10.9
Return on Average Common Equity – Operational (%)	10.1	10.8	8.2	10.0	10.9
Return on Average Invested Capital – As-Reported (%)	6.5	6.6	3.1	6.3	7.3
Return on Average Invested Capital – Operational (%)	6.5	6.6	5.6	6.3	7.3
Cash Flow Interest Coverage (# times)	1.5	5.3	4.4	4.8	3.1
Debt to Capital Ratio (%)	51.7	53.1	58.3	57.2	57.1
Net Debt to Net Capital Ratio (%)	51.4	53.0	56.2	53.7	55.8
Total Debt ($ millions)	2,426	2,078	2,439	2,401	2,289
Total Preferred ( $ millions)	47	47	47	72	74
Total Equity ( $ millions)	2,224	1,785	1,695	1,725	1,643
ENTERGY LOUISIANA, LLC(a)
As-Reported Earnings ($ millions)	128.1	127.5	146.1	144.7	132.6
Less Special Items ($ millions)	—	—	(12.6)	—	(0.4)
Operational Earnings ($ millions)	128.1	127.5	158.7	144.7	133.0
Return on Average Members’ Equity – As-Reported (%)	12.0	12.4	14.3	12.9	11.5
Return on Average Members’ Equity – Operational (%)	12.0	12.4	15.5	12.9	11.6
Return on Average Invested Capital – As-Reported (%)	7.8	8.4	8.9	8.5	7.8
Return on Average Invested Capital – Operational (%)	7.8	8.4	9.5	8.5	7.8
Cash Flow Interest Coverage (# times)	3.1	8.3	6.0	11.7	4.7
Debt to Capital Ratio (%)	51.3	49.6	48.6	55.0	55.3
Net Debt to Net Capital Ratio (%)	49.2	45.8	48.4	47.9	54.5
Total Debt ($ millions)	1,271	1,017	968	1,250	1,417
Total Preferred ( $ millions)	100	—	—	—	—
Total Members’ Equity ($ millions)	1,105	1,033	1,022	1,021	1,148

(a)	Effective December 31, 2005, Entergy Louisiana, LLC, (ELL), a limited liability company organized under the laws of the State of Texas as part of a restructuring involving a Texas statutory merger-by-division, succeeded to all of the regulated utility operations of Entergy Louisiana, Inc. (ELI). ELL was allocated substantially all of the property and other assets of ELI, including all assets used to provide retail and wholesale electric service to ELI’s retail customers. ELL also assumed substantially all of the liabilities of ELI, including all of its debt securities and leases but excluding the outstanding preferred stock of ELI. Current and prior periods reflect metrics for ELL.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2005	2004	2003	2002	2001
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	58.8	70.1	63.7	49.0	36.5
Less Special Items ($ millions)	—	—	(4.5)	—	(0.4)
Operational Earnings ($ millions)	58.8	70.1	68.2	49.0	36.9
Return on Average Common Equity – As-Reported (%)	10.6	13.3	12.8	10.4	8.1
Return on Average Common Equity – Operational (%)	10.6	13.3	13.7	10.4	8.2
Return on Average Invested Capital – As-Reported (%)	6.7	7.7	7.2	6.4	6.2
Return on Average Invested Capital – Operational (%)	6.7	7.7	7.6	6.4	6.2
Cash Flow Interest Coverage (# times)	1.1	7.3	7.3	4.7	4.6
Debt to Capital Ratio (%)	52.7	54.2	56.4	59.0	56.2
Net Debt to Net Capital Ratio (%)	52.6	51.1	54.1	53.7	54.1
Total Debt ($ millions)	695	695	730	765	655
Total Preferred ($ millions)	50	50	50	50	50
Total Equity ($ millions)	573	537	514	482	460
ENTERGY NEW ORLEANS, INC. (DEBTOR-IN-POSSESSION)
As-Reported Earnings ($ millions)	0.8	27.1	6.9	(1.2)	(3.2)
Less Special Items ($ millions)	—	—	(3.0)	—	(0.4)
Operational Earnings ($ millions)	0.8	27.1	9.9	(1.2)	(2.8)
Return on Average Common Equity – As-Reported (%)	0.5	18.9	5.3	(0.9)	(2.4)
Return on Average Common Equity – Operational (%)	0.5	18.9	7.6	(0.9)	(2.1)
Return on Average Invested Capital – As-Reported (%)	1.8	9.6	4.6	3.4	2.4
Return on Average Invested Capital – Operational (%)	1.8	9.6	5.4	3.4	2.5
Cash Flow Interest Coverage (# times)	(1.9)	5.2	1.6	4.4	5.3
Debt to Capital Ratio (%)	66.4	56.9	60.1	60.7	60.4
Net Debt to Net Capital Ratio (%)	62.8	56.0	59.6	52.3	55.9
Total Debt ($ millions)
Not Subject to Compromise ($ millions)	105	230	229	229	229
Subject to Compromise ($ millions)	230	—	—	—	—
Total Debt ($ millions)	335	230	229	229	229
Total Preferred ($ millions)	20	20	20	20	20
Total Equity ($ millions)	150	154	133	129	131
SYSTEM ENERGY RESOURCES, INC.
As-Reported Earnings ($ millions)	111.6	105.9	106.0	103.4	116.4
Less Special Items ($ millions)	—	—	(6.1)	—	(0.4)
Operational Earnings ($ millions)	111.6	105.9	112.1	103.4	116.8
Return on Average Common Equity – As-Reported (%)	12.5	11.9	11.9	11.6	13.0
Return on Average Common Equity – Operational (%)	12.5	11.9	12.6	11.6	13.1
Return on Average Invested Capital – As-Reported (%)	8.1	7.7	7.9	8.0	10.3
Return on Average Invested Capital – Operational (%)	8.1	7.7	8.2	8.0	10.3
Cash Flow Interest Coverage (# times)	5.5	7.1	2.9	4.0	2.2
Debt to Capital Ratio (%)	51.1	51.2	51.2	52.3	52.7
Net Debt to Net Capital Ratio (%)	49.0	44.7	49.7	49.3	51.4
Total Debt ($ millions)	934	940	936	979	993
Total Preferred ($ millions)	—	—	—	—	—
Total Equity ($ millions)	894	895	893	892	891

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2005	2004	2003
							(in millions)
29364DAC4	6.125% Series	M	6.125%	07/05	—	—	$—	$100	$100
29364DAM2	4.50% Series	M	4.50%	06/10	Now	MW (T + .25%)	100	—	—
732835AW3	6.3% Series – Pope County(c)	G(b)	6.3%	2016	Now	101%	20	20	20
472712EQ7	5.6% Series – Jefferson County	G(b)	5.6%	2017	Now	100%	46	46	46
472712DN5	6.3% Series – Jefferson County(c)	G(b)	6.3%	2018	Now	101%	9	9	9
29364DAE0	5.4% Series	M	5.4%	05/18	Now	MW (T + .25%)	150	150	150
29364DAH3	5.0% Series	M	5.0%	07/18	Now	MW (T + .25%)	115	115	115
732835BA0	6.3% Series – Pope County	G(b)	6.3%	2020	Now	100%	120	120	120
453424AY9	6.25% Series – Independence County(c)	G(b)	6.25%	2021	—	—	—	45	45
453424BP	5.0% Series – Independence County(c)	G(b)	5.0%	2021	7/1/10	100%	45	—	—
041033CD1	7.0% Series	M	7.0%	10/23	—	—	—	175	175
29364DAL4	5.66% Series	M	5.66%	02/25	Now	MW (T + .20%)	175	—	—
732840AA1	5.05% Series – Pope County(d)	G(b)	5.05%	2028	—	—	—	47	47
29364D811	6.7% Series	M	6.7%	04/32	4/1/07	100%	100	100	100
29364D795	6.0% Series	M	6.0%	11/32	11/12/07	100%	100	100	100
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	MW (T + .25%)	100	100	100
29364DAK6	6.38% Series	M	6.38%	11/34	Now	MW (T + .25%)	60	60	—
	Total bonds						1,139	1,186	1,126
OTHER LONG-TERM DEBT:
	Long-Term United States Department of Energy Obligation(e)						161	156	154
29364C201	8.5% Junior Subordinated Deferrable Interest Debentures						—	—	62
	Unamortized Premium and Discount – Net						(2)	(4)	(5)
	Other						—	1	1
TOTAL LONG-TERM DEBT							1,298	1,339	1,338
Less Amount Due Within One Year							—	147	—
Long-Term Debt Excluding Amount Due Within One Year							$1,298	$1,192	$1,338
Fair Value of Long-Term Debt(a)							$1,141	$1,225	$1,235

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.7%	6.1%	6.0%

(a)	The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

(d)	The bonds had a mandatory tender date of September 1, 2005. Entergy Arkansas purchased the bonds from the holders, pursuant to the mandatory tender provision, and has not remarketed the bonds at this time.

(e)	Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

Totals may not foot due to rounding.

PREFERRED STOCK: CUSIP			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31, 2005
		Rate	2005	2004	2003	2005	2004	2003
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	70,000	$7	$7	$7	$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	93,500	9	9	9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	75,000	8	8	8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	75,000	8	8	8	102.50
29364D605	6.08% Series	6.08%	100,000	100,000	100,000	10	10	10	102.83
29364D704	7.32% Series	7.32%	100,000	100,000	100,000	10	10	10	103.17
29364D803	7.80% Series	7.80%	150,000	150,000	150,000	15	15	15	103.25
29364D829	7.40% Series	7.40%	200,000	200,000	200,000	20	20	20	102.80
29364D852	7.88% Series	7.88%	150,000	150,000	150,000	15	15	15	103.00
	Cumulative, $0.01 par value:
29364D837	$1.96 Series(a)		600,000	600,000	600,000	15	15	15	25.00
	Total without sinking fund		1,613,500	1,613,500	1,613,500	$116	$116	$116

(a)	The total dollar value represents the liquidation value of $25 per share.

Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY GULF STATES, INC.

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2005	2004	2003
							(in millions)
402550BZ9	8.25% Series	M	8.25%	04/04	—	—	$—	$—	$292
402550CG0	6.77% Series	M	6.77%	08/05	—	—	—	98	98
29364LAJ1	Libor + 0.9% Series	M	Libor + 0.9%	06/07	—	—	—	—	275
29364LAD4	5.2% Series	M	5.2%	12/07	—	—	—	—	200
29364LAG7	3.6% Series	M	3.6%	06/08	Now	100%	325	325	325
296364LAW2	Libor + 0.75% Series	M	Libor + 0.75%	12/08	12/8/06	100%	350	—	—
29364LAN5	Libor + 0.4% Series	M	Libor + 0.4%	12/09	12/06	100%	225	225	—
29364LAV4	5.12% Series	M	5.12%	08/10	Now	MW (T + .25%)	100	—	—
128318BL5	5.45% Series – Calcasieu Parish	G(b)	5.45%	2010	Now	101%	22	22	22
730816AF9	6.75% Series – Calcasieu Parish	G(b)	6.75%	2012	Now	100%	48	48	48
29364LAQ5	4.875% Series	M	4.875%	11/11	Now	MW (T + .20%)	200	200	—
29364LAF9	6.0% Series	M	6.0%	12/12	Now	MW (T + .30%)	140	140	140
730816AF9	6.7% Series – Pointe Coupee Parish	G(b)	6.7%	2013	Now	100%	17	17	17
450877AJ	5.7% Series – Iberville Parish	G(b)	5.7%	2014	Now	100%	22	22	22
952789AT2,	7.7% Series – West Feliciana Parish	G(b)	7.7%	2014	—	—	—	94	94
952789AU9,
952789AV7
29364LAS1	5.6% Series	M	5.6%	12/14	Now	MW (T + .25%)	50	50	—
29364LAU6	5.70% Series	M	5.70%	06/15	Now	MW (T +. 30%)	200	—	—
952789AQ8	5.8% Series – West Feliciana Parish	G(b)	5.8%	2015	Now	100%	28	28	28
952789AW5	7.0% Series – West Feliciana Parish	G(b)	7.0%	2015	Now	100%	39	39	39
952789AM7	7.5% Series – West Feliciana Parish	G(b)	7.5%	2015	—	—	—	42	42
952789AS4	9.0% Series – West Feliciana Parish	G(b)	9.0%	2015	—	—	—	45	45
29364LAN2	5.25% Series	M	5.25%	08/15	Now	MW (T + .15%)	200	200	200
952789AR6	5.8% Series – West Feliciana Parish	G(b)	5.8%	2016	Now	100%	20	20	20
952789BA2	5.65% Series – West Feliciana Parish	G(b)	5.65%	2028	—	—	—	—	62
952789BB0	6.6% Series – West Feliciana Parish	G(b)	6.6%	2028	Now	101%	40	40	40
29364LAL6	6.2% Series	M	6.2%	07/33	Now	MW (T + .15%)	240	240	240
2936LAT9	6.18% Series	M	6.18%	03/35	Now	MW (T + .30%)	85	—	—
	Total bonds						2,352	1,895	2,249
OTHER LONG-TERM DEBT:
2936H200	8.75% Junior Subordinated Deferrable Interest Debentures						—	88	88
	Unamortized Premium and Discount – Net						(3)	(2)	(3)
	Other						9	9	9
TOTAL LONG-TERM DEBT							2,358	1,989	2,344
Less Amount Due Within One Year							—	98	354
Long-Term Debt Excluding Amount Due Within One Year							$2,358	$1,891	$1,990
Fair Value of Long-Term Debt(a)							$2,365	$1,999	$2,439

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.3%	5.6%	6.1%

(a)	The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

Totals may not foot due to rounding.

PREFERRED STOCK: CUSIP			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31,
		Rate	2005	2004	2003	2005	2004	2003	2005
						(in millions)
Authorized 6,000,000 shares, $100 par value, cumulative
	Without sinking fund:
29364L201	4.40% Series	4.40%	51,173	51,173	51,173	$5	$5	$5	$108.00
29364L789	4.50% Series	4.50%	5,830	5,830	5,830	1	1	1	105.00
29364L797	4.40% 1949 Series	4.40%	1,655	1,655	1,655	—	—	—	103.00
29364L805	4.20% Series	4.20%	9,745	9,745	9,745	1	1	1	102.82
29364L300	4.44% Series	4.44%	14,804	14,804	14,804	1	1	1	103.75
29364L508	5.00% Series	5.00%	10,993	10,993	10,993	1	1	1	104.25
29364L607	5.08% Series	5.08%	26,845	26,845	26,845	3	3	3	104.63
29364L409	4.52% Series	4.52%	10,564	10,564	10,564	1	1	1	103.57
29364L706	6.08% Series	6.08%	32,829	32,829	32,829	3	3	3	103.34
29364L847	7.56% Series	7.56%	308,830	308,830	308,830	31	31	31	101.80
	Total without sinking fund		473,268	473,268	473,268	$47	$47	$47
	With sinking fund:
29364L839	Adjustable Rate – A, 7.0%(b)	7.0%	72,000	84,000	96,020	7	8	10	$100.00
29364L821	Adjustable Rate – B, 7.0%(b)	7.0%	67,500	90,000	112,500	7	9	11	100.00
	Total with sinking fund		139,500	174,000	208,520	$14	$17	$21
Fair Value of Preferred Stock with sinking fund(a)						$15	$15	$15

(a)	Fair values were determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Represents weighted-average annualized rates for 2005, 2004, and 2003.

Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2005	2004	2003
							(in millions)
29364MAA8	6.5% Series	M	6.5%	03/08	—	—	$—	$—	$115
29364WAD0	4.67% Series	M	4.67%	6/10	Now	MW (T + .20%)	55	—	—
29364WAG3	5.83% Series	M	5.83%	11/10	Now	MW (T + .30%)	150	—	—
29364MAC2	5.09% Series	M	5.09%	11/14	Now	MW (T + .20%)	115	115	—
29364WAE8	5.56% Series	M	5.56%	09/15	Now	MW (T + .25%)	100	—	—
29364WAA6	5.5% Series	M	5.5%	04/19	Now	MW (T + .25%)	100	100	—
788070BQ2	7.5% Series – St. Charles Parish	G(b)	7.5%	2021	—	—	—	50	50
788116AB7	7.0% Series – St. Charles Parish	G(b)	7.0%	2022	—	—	—	24	24
788116AA9	7.05% Series – St. Charles Parish	G(b)	7.05%	2022	—	—	—	20	20
788050AE2	5.95% Series – St. Charles Parish(c)	G(b)	5.95%	2023	Now	101%	25	25	25
788050AC6	6.2% Series – St. Charles Parish	G(b)	6.2%	2023	—	—	—	33	33
788050AH5	6.875% Series – St. Charles Parish	G(b)	6.875%	2024	—	—	—	20	20
788050AP7	6.375% Series – St. Charles Parish	G(b)	6.375%	2025	—	—	—	17	17
788070CD0	Auction Rate – St. Charles Parish(c)	G(b)	1.7%	2030	Now	100%	60	60	60
788070CC2	4.9% Series – St. Charles Parish(d)	G(b)	4.9%	2030	—	—	—	55	55
29364W207	7.6% Series	M	7.6%	04/32	4/1/07	100%	150	150	150
29364WAB4	6.4% Series	M	6.4%	10/34	Now	MW (T + .25%)	70	70	—
29364WAF5	6.3% Series	M	6.3%	09/35	Now	MW (T + .35%)	100	—	—
	Total bonds						925	739	569
OTHER LONG-TERM DEBT:
	Waterford 3 Lease Obligation 7.45%		7.45%				248	248	263
29364A205	9.0% Junior Subordinated Deferrable Interest Debentures						—	—	72
	Unamortized Premium and Discount – Net						—	(1)	(1)
TOTAL LONG-TERM DEBT							1,172	986	902
Less Amount Due Within One Year							—	55	15
Long-Term Debt Excluding Amount Due Within One Year							$1,172	$931	$888
Fair Value of Long-Term Debt(a)							$935	$763	$669

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.7%	5.9%	6.2%

(a)	The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

(d)	The bonds had a mandatory tender date of June 1, 2005. Entergy Louisiana purchased the bonds from the holders, pursuant to the mandatory tender provision, and has not remarketed the bonds at this time.

Totals may not foot due to rounding.

ENTERGY LOUISIANA HOLDINGS, INC.(a)

PREFERRED STOCK: CUSIP			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31,
		Rate	2005	2004	2003	2005	2004	2003	2005
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364M407	4.96% Series	4.96%	60,000	60,000	60,000	$6	$6	$6	$104.25
29364M209	4.16% Series	4.16%	70,000	70,000	70,000	7	7	7	104.21
29364M308	4.44% Series	4.44%	70,000	70,000	70,000	7	7	7	104.06
29364M506	5.16% Series	5.16%	75,000	75,000	75,000	8	8	8	104.18
29364M605	5.40% Series	5.40%	80,000	80,000	80,000	8	8	8	103.00
29364M704	6.44% Series	6.44%	80,000	80,000	80,000	8	8	8	102.92
29364M845	7.84% Series	7.84%	100,000	100,000	100,000	10	10	10	103.78
29364M837	7.36% Series	7.36%	100,000	100,000	100,000	10	10	10	103.36
	Cumulative, $25 par value:
29364M803	8.00% Series	8.00%	1,480,000	1,480,000	1,480,000	37	37	37	25.00
	Total without sinking fund		2,115,000	2,115,000	2,115,000	$101	$101	$101

(a)	On December 31, 2005, and immediately prior to the formation of Entergy Louisiana, LLC (ELL), Entergy Louisiana, Inc. (ELI) changed its state of incorporation from Louisiana and its name to Entergy Louisiana Holdings, Inc. (ELH). ELH succeeded to ELI’s rights and obligations with respect to ELI’s outstanding preferred stock. Within three to six months of the effective date of the merger-by-division, ELH expects to redeem or repurchase and retire the ELI preferred stock then outstanding and thereafter amend its charter to eliminate authority to issue preferred stock.

Totals may not foot due to rounding.

ENTERGY LOUISIANA, LLC

PREFERRED STOCK:

			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31,
CUSIP		Rate	2005	2004	2003	2005	2004	2003	2005
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
293649208	6.95% Series (a)	6.95%	1,000,000	—	—	$100	—	—	—

(a)	Redeemable on or after December 31, 2010 at the call price of $100 per share.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2005	2004	2003
							(in millions)
29364NAC2	6.2% Series	M	6.2%	05/04	—	—	$—	$—	$75
605400BD1	6.45% Series	M	6.45%	04/08	—	—	—	—	80
29364NAJ7	4.35% Series	M	4.35%	04/08	Now	100%	100	100	100
29364NAM0	4.65% Series	M	4.65%	05/11	Now	MW (T + .30%)	80	80	—
29364NAH1	5.15% Series	M	5.15%	02/13	Now	MW (T + .20%)	100	100	100
29364NAK4	4.95% Series	M	4.95%	06/18	Now	MW (T + .25%)	95	95	95
935045AE4	7.0% Series – Warren County	G(b)	7.0%	2022	—	—	—	—	8
938016AC6	7.0% Series – Washington County	G(b)	7.0%	2022	—	—	—	—	8
605277AF9	4.60% Series –
	Mississippi Business Finance Corp.(c)	G(b)	4.60%	2022	10/1/09	100%	16	16	—
453424BN2	Auction Rate – Independence County(c)	G(b)	1.65%	2022	Now	100%	30	30	30
605400AX8	7.7% Series	M	7.7%	07/23	—	—	—	—	60
29364N876	6.0% Series	M	6.0%	11/32	11/1/07	100%	75	75	75
29364N868	7.25% Series	M	7.25%	12/32	11/22/07	100%	100	100	100
29364NAL2	6.25% Series	M	6.25%	04/34	Now	MW (T + .25%)	100	100	—
Total bonds							696	696	731
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
TOTAL LONG-TERM DEBT							695	695	730
Less Amount Due Within One Year							—	—	75
Long-Term Debt Excluding Amount Due Within One Year							$695	$695	$655
Fair Value of Long-Term Debt(a)							$698	$716	$771

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.3%	5.3%	5.1%

(a)	The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

Totals may not foot due to rounding.

PREFERRED STOCK: CUSIP			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31,
		Rate	2005	2004	2003	2005	2004	2003	2005
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	59,920	59,920	59,920	$6	$6	$6	$103.88
29364N306	4.56% Series	4.56%	43,887	43,887	43,887	4	4	4	107.00
29364N405	4.92% Series	4.92%	100,000	100,000	100,000	10	10	10	102.88
29364N603	7.44% Series	7.44%	—	100,000	100,000	—	10	10	—
29364N801	8.36% Series	8.36%	—	200,000	200,000	—	20	20	—
	Cumulative, $25 par value:
29364N850	6.25% Series (a)	6.25%	1,200,000	—	—	30	—	—	—
	Total without sinking fund		1,403,807	503,807	503,807	$50	$50	$50

(a)	Series is non-callable until August 2010; thereafter callable at par.

Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY NEW ORLEANS, INC. (DEBTOR-IN-POSSESSION)

BONDS:(b) CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2005	2004	2003
							(in millions)
29364PAB9	8.125% Series	M	8.125%	07/05	—	—	$—	$30	$30
29364PAE3	3.875% Series	M	3.875%	08/08	Now	MW (T + .25%)	30	30	30
29364PAL7	4.98% Series	M	4.98%	07/10	Now	MW (T + .20%)	30	—	—
29364PAF0	5.25% Series	M	5.25%	08/13	Now	MW (T + .25%)	70	70	70
29364PAD5	6.75% Series	M	6.75%	10/17	10/15/05	100%	25	25	25
647770AN6	8.0% Series	M	8.0%	03/23	—	—	—	—	45
647770AP1	7.55% Series	M	7.55%	09/23	—	—	—	—	30
29364PAK9	5.6% Series	M	5.6%	09/24	9/1/08	100%	35	35	—
29364PAJ2	5.65% Series	M	5.65%	09/29	9/1/09	100%	40	40	—
	Total bonds						230	230	230
OTHER LONG-TERM DEBT:
Unamortized Premium and Discount – Net							—	—	(1)
TOTAL LONG-TERM DEBT(c)							230	230	229
Less Amount Due Within One Year							—	30	—
Long-Term Debt Excluding Amount Due Within One Year							$230	$200	$229
Fair Value of Long-Term Debt(a)							$199	$232	$240

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.3%	5.7%	6.4%

(a)	The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Under a settlement agreement currently pending approval of the bankruptcy court, the holders have agreed to forego the accrual of interest on the bonds for one year year beginning September 23, 2005.

(c)	The 2005 long-term debt is classified as Liabilities Subject to Compromise on the Balance Sheet.

Totals may not foot due to rounding.

PREFERRED STOCK: CUSIP		Rate	Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31,
			2005	2004	2003	2005	2004	2003	2005
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	77,798	$8	$8	$8	$105.00
29364P202	4.36% Series	4.36%	60,000	60,000	60,000	6	6	6	104.58
29364P400	5.56% Series	5.56%	60,000	60,000	60,000	6	6	6	102.59
	Total without sinking fund		197,798	197,798	197,798	$20	$20	$20

SYSTEM ENERGY RESOURCES, INC.

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2005	2004	2003
							(in millions)
871911AQ6	4.875% Series	M	4.875%	10/07	Now	MW (T + .30%)	$70	$70	$70
	5.875% Series –
179423AC2	Mississippi Business Finance Corp.	G(b)	5.875%	2022	Now	101%	216	216	216
	5.9% Series –
605277AC6	Mississippi Business Finance Corp.	G(b)	5.9%	2022	Now	102%	103	103	103
179423AJ7	7.3% Series – Claiborne County	G(b)	7.3%	2025	—	—	—	—	8
179423AK4	6.2% Series – Claiborne County	G(b)	6.2%	2026	Now	100%	90	90	90
	Total bonds						479	479	487
OTHER LONG-TERM DEBT:
	Grand Gulf Lease Obligation 5.02%		5.02%				365	397	403
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
TOTAL LONG-TERM DEBT							843	875	889
Less Amount Due Within One Year							23	25	6
Long-Term Debt Excluding Amount Due Within One Year							$820	$850	$882
Fair Value of Long-Term Debt(a)							$475	$470	$489

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.8%	5.8%	5.8%

(a)	The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY

	Operated		Owned & Leased (MW)(a)	Operated (MW)
As of December 31, 2005.	Plants	Units
Plants that use fuel type:
Gas/Oil	25	68	14,826	15,369
Coal	3	5	2,233	3,848
Petroleum Coke	1	2	—	200
Total Fossil	29	75	17,059	19,417
Hydro	3	7	70	150
Nuclear	4	5	5,120	5,247
Total Capability	36	87	22,249	24,814

All plants that have units with multiple fuel types are in the Gas & Oil plant count.

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA

	2005	2004	2003	2002	2001
SOURCES OF ENERGY (GWh)(a)
Net Generation:
Gas & Oil	21,388	22,619	22,797	35,195	38,873
Coal	13,502	15,359	14,057	13,743	14,586
Nuclear	38,432	41,710	40,628	40,917	41,038
Hydro	97	151	115	164	154
Total Net Generation	73,419	79,839	77,597	90,019	94,651
Purchased Power:
Affiliated Companies	3,501	1,545	1,027	11	108
Non-affiliated Companies	36,689	36,422	36,660	27,307	19,358
Total Purchased Power	40,190	37,967	37,687	27,318	19,466
Total Sources of Energy	113,609	117,806	115,284	117,337	114,117
USES OF ENERGY (GWh)(a)
Electric Energy Sales:
Residential	31,569	32,897	32,817	32,581	31,080
Commercial	24,401	26,468	25,863	25,354	24,706
Industrial	37,615	40,293	38,637	41,018	41,577
Governmental	1,568	2,568	2,651	2,678	2,593
Total Retail	95,153	102,226	99,968	101,631	99,956
Sales for Resale	11,460	8,623	9,248	9,828	8,896
Unbilled Energy	(823)	1,140	249	233	(901)
Total Electric Energy Sales	105,790	111,989	109,465	111,692	107,951
Line Losses and Company Usage	7,819	5,817	5,819	5,645	6,166
Total Uses of Energy	113,609	117,806	115,284	117,337	114,117
Peak Demand (MW)	21,391	21,174	20,162	20,419	20,257
Operational Summer Capacity at Peak (MW)	22,247	21,207	21,144	22,373	22,080
Annual System Load Factor (%)	59	60	62	62	61
Retail Electric Sales Growth Rate (%)(a)	(1.1)	2.3	(1.6)	1.7	(3.2)
Retail Electric Sales Weather-Adjusted Growth Rate (%)(a)	(2.7)	2.8	(1.4)	1.2	(1.6)
Regional Gross Domestic Product Rate (%)	(0.3)	2.5	2.2	2.1	(0.2)
National Gross Domestic Product Rate (%)	3.6	4.4	3.0	1.9	0.8
Average Fuel Cost (cents/KWh)(a)
Natural Gas	9.91	7.31	6.53	3.88	4.62
Nuclear Fuel	0.49	0.49	0.48	0.47	0.50
Coal	1.57	1.39	1.26	1.37	1.58
Fuel Oil	7.05	5.02	5.04	15.78	4.33
Purchased Power	6.37	4.51	4.24	2.80	4.19

(a)	2005 excludes Entergy New Orleans due to deconsolidation adopted as of January 1, 2005.

UTILITY STATISTICAL INFORMATION

2005 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	EGSI	ELL	EMI	ENOI	SERI	ELIMINATIONS	TOTAL(a)%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	620,327	959,633	827,926	503,232	150,409	—	(150,409)	2,911,118	34%
Commercial	347,641	734,207	538,683	420,507	145,321	—	(145,321)	2,041,038	24%
Industrial	361,879	1,013,995	834,320	209,270	31,597	—	(31,597)	2,419,464	29%
Governmental	17,722	41,255	40,813	40,605	59,450	—	(59,450)	140,395	2%
Total Retail	1,347,569	2,749,090	2,241,742	1,173,614	386,777	—	(386,777)	7,512,015	89%
Sales for Resale	403,090	373,297	352,544	98,885	138,528	533,918	(1,244,035)	656,227	8%
Other	38,397	167,125	55,895	34,041	10,711	11	(25,141)	281,039	3%
Total	1,789,056	3,289,512	2,650,181	1,306,540	536,016	533,929	(1,655,953)	8,449,281	100%
FUEL REVENUES (included in above revenues)
Residential	107,585	535,811	430,830	251,338	59,361	—	(59,361)	1,325,564	33%
Commercial	81,478	451,293	277,180	220,024	64,164	—	(64,164)	1,029,975	26%
Industrial	103,181	761,265	588,943	128,483	17,044	—	(17,044)	1,581,872	39%
Governmental	4,034	23,109	21,022	19,440	28,496	—	(28,496)	67,605	2%
Total Retail	296,278	1,771,478	1,317,975	619,285	169,065	—	(169,065)	4,005,016	100%
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	266	9,320	8,968	2,834	1,661	—	(1,661)	21,388	19%
Coal	6,899	4,077	—	2,526	—	—	—	13,502	12%
Nuclear	13,681	7,808	7,885	—	—	9,058	—	38,432	34%
Hydro	97	—	—	—	—	—	—	97	—
Total Net Generation	20,943	21,205	16,853	5,360	1,661	9,058	(1,661)	73,419	65%
Purchased Power:
Affiliated Companies	4,731	3,521	6,027	4,924	4,024	—	(19,726)	3,501	3%
Non-affiliated Companies	5,858	17,500	8,212	5,119	1,232	—	(1,232)	36,689	32%
Total Purchased Power	10,589	21,021	14,239	10,043	5,256	—	(20,958)	40,190	35%
Total Sources of Energy	31,532	42,226	31,092	15,403	6,917	9,058	(22,619)	113,609	100%
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,653	10,024	8,559	5,333	1,616	—	(1,616)	31,569	33%
Commercial	5,730	8,486	5,554	4,630	1,798	—	(1,798)	24,401	26%
Industrial	7,334	14,967	12,348	2,967	498	—	(498)	37,615	39%
Governmental	288	441	428	411	800	—	(800)	1,568	2%
Total Retail	21,005	33,918	26,889	13,341	4,712	—	(4,712)	95,153	100%
Sales for Resale	8,658	6,017	2,560	936	2,041	9,070	(17,822)	11,460	—
Unbilled Energy	(83)	(286)	(379)	(75)	135	—	(135)	(823)	—
Total Electric Energy Sales	29,580	39,649	29,070	14,202	6,888	9,070	(22,669)	105,790	—
Line Losses and Company Usage	1,952	2,577	2,022	1,201	29	(12)	50	7,819	—
Total Uses of Energy	31,532	42,226	31,092	15,403	6,917	9,058	(22,619)	113,609	—
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.11	9.57	9.67	9.44	9.31	—	—	9.22	—
Commercial	6.07	8.65	9.70	9.08	8.08	—	—	8.37	—
Industrial	4.93	6.77	6.76	7.05	6.34	—	—	6.43	—
Governmental	6.16	9.35	9.53	9.88	7.43	—	—	8.95	—
NUMBER OF RETAIL ELECTRIC CUSTOMERS (as of December 31, 2005)
Residential	571,168	640,803	539,912	359,538	152,429	—	(152,429)	2,111,421	86%
Commercial	82,508	86,308	66,897	60,826	14,220	—	(14,220)	296,539	12%
Industrial	20,364	9,179	7,005	2,739	1,161	—	(1,161)	39,287	2%
Governmental	643	3,474	4,494	3,856	858	—	(858)	12,467	—
Total Retail Customers	674,683	739,764	618,308	426,959	168,668	—	(168,668)	2,459,714	100%

(a)	2005 excludes Entergy New Orleans due to deconsolidation adopted as of January 1, 2005.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

	2005	2004	2003	2002	2001
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	620,327	539,293	525,558	556,314	586,361
Commercial	347,641	304,809	291,442	304,498	329,437
Industrial	361,879	318,440	305,333	329,847	370,772
Governmental	17,722	15,796	14,792	15,358	16,149
Total Retail	1,347,569	1,178,338	1,137,125	1,206,017	1,302,719
Sales for Resale	403,090	436,049	421,893	328,194	441,184
Other	38,397	38,758	30,652	26,899	32,873
Total Electric Operating Revenues	1,789,056	1,653,145	1,589,670	1,561,110	1,776,776
FUEL REVENUES (included in above revenues)
Residential	107,585	70,315	63,152	93,116	123,957
Commercial	81,478	54,558	47,930	66,849	92,405
Industrial	103,181	69,712	63,204	87,780	122,095
Governmental	4,034	2,741	2,368	3,341	4,412
Total Retail Fuel Revenues	296,278	197,326	176,654	251,086	342,869
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	266	158	493	1,540	1,806
Coal	6,899	8,070	7,519	6,998	7,495
Nuclear	13,681	15,442	14,689	14,559	14,781
Hydro	97	151	115	164	154
Total Net Generation	20,943	23,821	22,816	23,261	24,236
Purchased Power:
Affiliated Companies	4,731	3,471	3,630	3,439	3,605
Non-affiliated Companies	5,858	6,562	7,293	6,917	5,418
Total Purchased Power	10,589	10,033	10,923	10,356	9,023
Total Sources of Energy	31,532	33,854	33,739	33,617	33,259
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,653	7,028	7,057	7,050	6,918
Commercial	5,730	5,428	5,328	5,221	5,162
Industrial	7,334	7,004	6,999	7,074	7,052
Governmental	288	275	266	255	245
Total Retail	21,005	19,735	19,650	19,600	19,377
Sales for Resale	8,658	12,348	12,435	11,880	12,126
Unbilled Energy	(83)	121	(57)	111	(72)
Total Electric Energy Sales	29,580	32,204	32,028	31,591	31,431
Line Losses and Company Usage	1,952	1,650	1,711	2,026	1,828
Total Uses of Energy	31,532	33,854	33,739	33,617	33,259
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.11	7.67	7.45	7.89	8.48
Commercial	6.07	5.62	5.47	5.83	6.38
Industrial	4.93	4.55	4.36	4.66	5.26
Governmental	6.16	5.75	5.56	6.02	6.59
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	571,168	562,899	557,025	548,693	547,860
Commercial	82,508	82,778	81,082	79,430	78,389
Industrial	20,364	21,212	21,336	20,045	20,121
Governmental	643	601	564	526	513
Total Retail Customers	674,683	667,490	660,007	648,694	646,883

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO

							Total Plant - 2005
Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($ 000)
Cecil Lynch	2	100%	1949	68	Gas/Oil	Reserve	(632)	(1,200.95)	759
	3	100%	1954	110	Gas/Oil	Reserve
Harvey Couch	1	100%	1943	23	Gas/Oil	Reserve	74,512	172.21	12,832
	2	100%	1954	125	Gas/Oil	Intermediate
Lake Catherine	1	100%	1950	47	Gas/Oil	Reserve	195,533	159.68	31,222
	2	100%	1950	45	Gas/Oil	Reserve
	3	100%	1953	96	Gas/Oil	Reserve
	4	100%	1970	547	Gas/Oil	Peaking
Hamilton Moses	1	100%	1951	70	Gas/Oil	Reserve	(674)	(543.03)	366
	2	100%	1951	70	Gas/Oil	Reserve
Mabelvale	1	100%	1970	14	Gas/Oil	Peaking	97	2,639.18	256
	2	100%	1970	14	Gas/Oil	Peaking
	3	100%	1970	14	Gas/Oil	Peaking
	4	100%	1970	14	Gas/Oil	Peaking
Robert Ritchie	1	100%	1961	325	Gas/Oil	Reserve	(2,619)	(365.41)	957
	3	100%	1970	14	Gas/Oil	Peaking	8	21,125.00	169
Independence	1	31.5%	1983	258	Coal	Base	1,588,599	19.02	30,210
White Bluff	1	57%	1980	462	Coal	Base	5,310,195	19.51	103,619
	2	57%	1981	470	Coal	Base
Cecil Lynch	Diesel	100%	1967	5	Oil	Peaking	—	—	4
Carpenter	1	100%	1932	29	Hydro	Peaking	72,841	17.98	1,310
	2	100%	1933	30	Hydro	Peaking
Remmel	1	100%	1923	4	Hydro	Peaking	24,355	40.53	987
	2	100%	1923	3	Hydro	Peaking
	3	100%	1923	4	Hydro	Peaking
Arkansas Nuclear One	1	100%	1974	842	Nuclear PWR(b)	Base	13,681,291	16.19	221,526
	2	100%	1980	1,001	Nuclear PWR(b)	Base
Total				4,704			20,943,506	19.30	404,217

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	PWR = Pressurized Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES, INC.

	2005	2004	2003	2002	2001
ELECTRIC OPERATING REVENUES ($ thousands)
Louisiana
Residential	457,498	412,135	394,512	339,325	376,637
Commercial	406,921	369,044	345,579	286,408	333,336
Industrial	625,709	570,130	510,501	424,026	596,852
Governmental	19,562	17,468	18,253	17,433	19,397
Total Retail	1,509,690	1,368,777	1,268,845	1,067,192	1,326,222
Texas
Residential	502,135	468,704	434,979	360,575	411,323
Commercial	327,287	302,699	268,110	215,707	253,812
Industrial	388,285	405,650	342,693	270,722	348,881
Governmental	21,693	20,535	20,658	16,525	18,818
Total Retail	1,239,400	1,197,588	1,066,440	863,529	1,032,834
FUEL REVENUES (included in above revenues)
Louisiana
Residential	266,854	203,436	196,097	125,962	180,492
Commercial	252,200	198,629	186,700	117,513	174,499
Industrial	477,232	401,413	354,504	248,165	408,441
Governmental	10,645	7,903	8,398	5,976	8,784
Total Retail Fuel Revenues	1,006,931	811,381	745,699	497,616	772,216
Texas
Residential	268,957	240,147	207,358	139,764	199,352
Commercial	199,093	177,984	146,502	98,312	141,590
Industrial	284,032	293,254	236,123	163,419	239,844
Governmental	12,465	11,330	10,612	6,981	9,767
Total Retail Fuel Revenues	764,547	722,715	600,595	408,476	590,553
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	9,320	8,496	9,432	14,645	16,435
Coal	4,077	4,609	3,959	4,168	4,245
Nuclear	7,808	7,413	7,641	8,467	7,800
Hydro	—	—	—	—	—
Total Net Generation	21,205	20,518	21,032	27,280	28,480
Purchased Power:
Affiliated Companies	3,521	5,478	3,989	2,703	3,825
Non-affiliated Companies	17,500	16,072	15,160	10,376	7,233
Total Purchased Power	21,021	21,550	19,149	13,079	11,058
Total Sources of Energy	42,226	42,068	40,181	40,359	39,538
USES OF ENERGY (GWh)
Electric Energy Sales:
Louisiana
Residential	4,817	4,677	4,619	4,520	4,282
Commercial	4,608	4,628	4,471	4,316	4,201
Industrial	9,317	9,757	9,145	9,714	10,258
Governmental	197	187	205	222	210
Texas
Residential	5,207	5,126	5,120	4,982	4,777
Commercial	3,878	3,816	3,703	3,578	3,467
Industrial	5,650	6,839	6,272	6,173	6,400
Governmental	244	245	270	255	242
Total Retail	33,918	35,275	33,805	33,760	33,837
Sales for Resale	6,017	4,700	4,543	5,099	4,392
Unbilled Energy	(286)	420	197	(18)	(398)
Total Electric Energy Sales	39,649	40,395	38,545	38,841	37,831
Line Losses and Company Usage	2,577	1,673	1,636	1,518	1,707
Total Uses of Energy	42,226	42,068	40,181	40,359	39,538

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES, INC. (CONTINUED)

	2005	2004	2003	2002	2001
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Louisiana
Residential	305,714	301,014	295,084	292,018	288,510
Commercial	45,421	45,004	42,490	42,423	41,666
Industrial	4,268	3,957	3,625	3,687	3,654
Governmental	1,457	1,431	1,251	1,519	1,460
Total Retail Customers	356,860	351,406	342,450	339,647	335,290
Texas
Residential	335,089	326,556	321,681	316,942	310,851
Commercial	40,887	39,680	38,445	37,742	37,267
Industrial	4,911	4,732	4,722	4,403	4,284
Governmental	2,017	1,923	2,100	2,176	2,020
Total Retail Customers	382,904	372,891	366,948	361,263	354,422
AVERAGE ELECTRIC REVENUE (cents/KWh)
Louisiana
Residential	9.50	8.81	8.54	7.51	8.80
Commercial	8.83	7.97	7.73	6.64	7.93
Industrial	6.72	5.84	5.58	4.37	5.82
Governmental	9.94	9.35	8.93	7.85	9.24
Texas
Residential	9.64	9.14	8.49	7.24	8.61
Commercial	8.44	7.93	7.24	6.03	7.32
Industrial	6.87	5.93	5.46	4.39	5.45
Governmental	8.88	8.37	7.65	6.48	7.78

Totals	may not foot due to rounding.

ENTERGY GULF STATES, INC.

GENERATION PORTFOLIO

								Total Plant - 2005
Plant	Unit	Ownership		Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($ 000)
LA Station 2	7	100%		1950	40	Gas/Oil	Reserve	358	1,988.83	712
	8	100%		1950	40	Gas/Oil	Reserve
	9	100%		1953	60	Gas/Oil	Reserve
Willow Glen	1	100%		1960	152	Gas/Oil	Peaking	919,353	141.26	129,864
	2	100%		1964	205	Gas/Oil	Peaking
	3	100%		1968	450	Gas/Oil	Reserve
	4	100%		1973	540	Gas/Oil	Peaking
	5	100%		1976	485	Gas/Oil	Peaking
Lewis Creek	1	100%		1970	226	Gas/Oil	Intermediate	1,920,685	97.21	186,709
	2	100%		1971	230	Gas/Oil	Intermediate
Roy S. Nelson	3	100%		1960	153	Gas/Oil	Intermediate	1,217,734	124.36	151,435
	4	100%		1970	500	Gas/Oil	Intermediate
Sabine	1	100%		1962	212	Gas/Oil	Intermediate	5,262,315	90.66	477,057
	2	100%		1962	212	Gas/Oil	Intermediate
	3	100%		1966	390	Gas/Oil	Intermediate
	4	100%		1974	525	Gas/Oil	Intermediate
	5	100%		1979	470	Gas/Oil	Intermediate
Roy S. Nelson	6	70%		1982	385	Coal	Base	2,266,793	21.70	49,190
Big Cajun 2	3	42%		1983	242	Coal	Base	1,810,205	19.83	35,905
River Bend	1	100	%(c)	1986	977	Nuclear BWR(b)	Base	7,807,529	17.98	140,375
Total					6,494			21,204,972	55.23	1,171,247

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	BWR = Boiling Water Reactor.

(c)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

	2005	2004	2003	2002	2001
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	827,926	769,770	739,389	637,901	658,137
Commercial	538,683	501,536	473,351	403,051	429,388
Industrial	834,320	779,103	723,102	636,410	759,580
Governmental	40,813	37,894	40,664	35,914	39,203
Total Retail	2,241,742	2,088,303	1,976,506	1,713,276	1,886,308
Sales for Resale	352,544	109,085	114,311	19,641	48,345
Other	55,895	29,598	74,753	82,435	(32,740)
Total Electric Operating Revenues	2,650,181	2,226,986	2,165,570	1,815,352	1,901,913
FUEL REVENUES (included in above revenues)
Residential	430,830	355,871	327,475	226,887	270,426
Commercial	277,180	230,357	209,032	142,141	175,194
Industrial	588,943	512,924	464,015	359,607	482,078
Governmental	21,022	17,523	18,195	12,878	16,696
Total Retail Fuel Revenues	1,317,975	1,116,675	1,018,717	741,513	944,394
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,968	8,486	7,882	11,039	10,757
Coal	—	—	—	—	—
Nuclear	7,885	9,654	8,485	8,838	9,536
Hydro	—	—	—	—	—
Total Net Generation	16,853	18,140	16,367	19,877	20,293
Purchased Power:
Affiliated Companies	6,027	4,505	4,484	5,080	4,861
Non-affiliated Companies	8,212	8,416	9,718	6,496	4,284
Total Purchased Power	14,239	12,921	14,202	11,576	9,145
Total Sources of Energy	31,092	31,061	30,569	31,453	29,438
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,559	8,842	8,795	8,780	8,255
Commercial	5,554	5,762	5,622	5,538	5,369
Industrial	12,348	13,140	12,870	14,738	14,402
Governmental	428	439	491	510	498
Total Retail	26,889	28,183	27,778	29,566	28,524
Sales for Resale	2,560	1,251	1,476	285	715
Unbilled Energy	(379)	415	42	237	(379)
Total Electric Energy Sales	29,070	29,849	29,296	30,088	28,860
Line Losses and Company Usage	2,022	1,212	1,273	1,365	578
Total Uses of Energy	31,092	31,061	30,569	31,453	29,438
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.67	8.71	8.41	7.27	7.97
Commercial	9.70	8.70	8.42	7.28	8.00
Industrial	6.76	5.93	5.62	4.32	5.27
Governmental	9.53	8.63	8.28	7.04	7.87
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	539,912	575,701	571,767	565,824	562,706
Commercial	66,897	73,622	72,901	70,418	69,437
Industrial	7,005	7,858	7,686	7,136	6,843
Governmental	4,494	5,274	4,859	5,532	5,442
Total Retail Customers	618,308	662,455	657,213	648,910	644,428

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO

							Total Plant - 2005
Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($ 000)
Buras	8	100%	1971	12	Gas/Oil	Peaking	4,434	543.30	2,409
Little Gypsy	1	100%	1961	238	Gas/Oil	Intermediate	1,875,466	110.06	206,417
	2	100%	1966	415	Gas/Oil	Intermediate
	3	100%	1969	545	Gas/Oil	Intermediate
Monroe	10	100%	1961	22	Gas/Oil	Reserve	(996)	(321.29)	320
	11	100%	1965	33	Gas/Oil	Reserve
	12	100%	1968	72	Gas/Oil	Reserve
Ninemile Point	1	100%	1951	50	Gas/Oil	Peaking	4,318,859	109.96	474,908
	2	100%	1953	60	Gas/Oil	Peaking
	3	100%	1955	125	Gas/Oil	Intermediate
	4	100%	1971	730	Gas/Oil	Intermediate
	5	100%	1973	740	Gas/Oil	Intermediate
Perryville	1	100%	2002	562	Gas	Intermediate	910,898	99.00	90,180
	2	100%	2001	156	Gas	Peaking
Sterlington	6	100%	1958	225	Gas/Oil	Peaking	295,456	138.10	40,801
	7	100%	1974	184	Gas/Oil	Intermediate
Waterford	1	100%	1975	411	Gas/Oil	Intermediate	1,563,766	91.30	142,773
	2	100%	1975	411	Gas/Oil	Intermediate
Waterford	3	100%	1985	1,157	Nuclear PWR(b)	Base	7,885,118	17.17	135,372
Total				6,148			16,853,001	64.87	1,093,180

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	PWR = Pressurized Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

	2005	2004	2003	2002	2001
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	503,232	467,459	410,231	374,958	390,957
Commercial	420,507	396,482	341,862	309,525	327,770
Industrial	209,270	203,603	173,736	164,815	191,014
Governmental	40,605	38,258	32,393	28,532	30,569
Total Retail	1,173,614	1,105,802	958,222	877,830	940,310
Sales for Resale	98,885	68,417	42,143	78,004	131,886
Other	34,041	39,410	34,995	35,261	21,545
Total Electric Operating Revenues	1,306,540	1,213,629	1,035,360	991,095	1,093,741
FUEL REVENUES (included in above revenues)
Residential	251,338	229,326	157,624	146,191	168,322
Commercial	220,024	203,634	139,087	127,484	148,547
Industrial	128,483	119,811	88,063	82,778	102,087
Governmental	19,440	17,885	11,885	10,918	13,001
Total Retail Fuel Revenues	619,285	570,656	396,659	367,371	431,957
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,834	3,333	2,891	5,391	7,644
Coal	2,526	2,679	2,579	2,577	2,845
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	5,360	6,012	5,470	7,968	10,489
Purchased Power:
Affiliated Companies	4,924	5,337	5,984	4,069	3,995
Non-affiliated Companies	5,119	3,390	2,868	2,476	1,670
Total Purchased Power	10,043	8,727	8,852	6,545	5,665
Total Sources of Energy	15,403	14,739	14,322	14,513	16,154
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,333	5,085	5,092	5,092	4,867
Commercial	4,630	4,518	4,476	4,445	4,322
Industrial	2,967	2,977	2,939	2,910	3,051
Governmental	411	398	384	382	381
Total Retail	13,341	12,978	12,891	12,829	12,621
Sales for Resale	936	698	443	1,320	2,017
Unbilled Energy	(75)	142	45	(48)	(81)
Total Electric Energy Sales	14,202	13,818	13,379	14,101	14,557
Line Losses and Company Usage	1,201	921	943	412	1,597
Total Uses of Energy	15,403	14,739	14,322	14,513	16,154
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.44	9.19	8.06	7.36	8.03
Commercial	9.08	8.78	7.64	6.96	7.58
Industrial	7.05	6.84	5.91	5.66	6.26
Governmental	9.88	9.61	8.44	7.47	8.02
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	359,538	351,274	348,019	344,637	341,126
Commercial	60,826	60,338	59,347	57,146	55,784
Industrial	2,739	3,915	4,767	3,036	2,970
Governmental	3,856	4,036	3,884	3,842	3,738
Total Retail Customers	426,959	419,563	416,017	408,661	403,618

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO

							Total Plant - 2005
Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
Baxter Wilson	1	100%	1966	510	Gas/Oil	Peaking	1,704,147	97.63	166,370
	2	100%	1971	720	Gas/Oil	Peaking
Delta	1	100%	1953	97	Gas/Oil	Peaking	45,326	162.20	7,352
	2	100%	1953	95	Gas/Oil	Peaking
Gerald Andrus	1	100%	1975	741	Gas/Oil	Intermediate	841,067	105.97	89,132
Natchez	1	100%	1951	—	Gas/Oil	Reserve	(63)	(4,015.87)	253
Rex Brown	1	100%	1948	15	Gas	Reserve	243,065	141.84	34,477
	3	100%	1951	72	Gas/Oil	Peaking
	4	100%	1959	210	Gas/Oil	Intermediate
	5	100%	1968	7	Oil	Peaking
Independence	1	25%	1983	205	Coal	Base	2,526,287	19.15	48,372
Independence	2	25%	1984	211	Coal	Base
Total				2,883			5,359,829	64.55	345,956
Attala	1	100%	2001	478	Gas	Intermediate	Unit purchased in 2006
Total				3,361

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC. (DEBTOR-IN-POSSESSION)

	2005	2004	2003	2002	2001
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	150,409	184,155	178,133	170,517	189,474
Commercial	145,321	170,812	161,716	153,776	186,299
Industrial	31,597	34,261	26,416	24,657	31,725
Governmental	59,450	69,680	68,238	65,746	80,918
Total Retail	386,777	458,908	434,503	414,696	488,416
Sales for Resale	138,528	119,407	87,174	8,773	13,330
Other	10,711	10,142	5,983	1,058	926
Total Electric Operating Revenues	536,016	588,457	527,660	424,527	502,672
FUEL REVENUES (included in above revenues)
Residential	59,361	67,891	65,057	62,192	88,301
Commercial	64,164	71,413	67,552	63,447	96,377
Industrial	17,044	17,706	12,276	11,419	18,451
Governmental	28,496	30,994	30,534	29,324	44,690
Total Retail Fuel Revenues	169,065	188,004	175,419	166,382	247,819
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,661	2,146	2,099	2,580	2,232
Coal	—	—	—	—	—
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	1,661	2,146	2,099	2,580	2,232
Purchased Power:
Affiliated Companies	4,024	3,880	3,742	2,706	3,271
Non-affiliated Companies	1,232	1,982	1,621	1,041	753
Total Purchased Power	5,256	5,862	5,363	3,747	4,024
Total Sources of Energy	6,917	8,008	7,462	6,327	6,256
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	1,616	2,139	2,133	2,158	1,981
Commercial	1,798	2,316	2,262	2,255	2,185
Industrial	498	575	413	409	414
Governmental	800	1,025	1,036	1,053	1,017
Total Retail	4,712	6,055	5,844	5,875	5,597
Sales for Resale	2,041	1,539	1,340	176	174
Unbilled Energy	135	41	22	(49)	29
Total Electric Energy Sales	6,888	7,635	7,206	6,002	5,800
Line Losses and Company Usage	29	373	256	325	456
Total Uses of Energy	6,917	8,008	7,462	6,327	6,256
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.31	8.61	8.35	7.90	9.56
Commercial	8.08	7.37	7.15	6.82	8.53
Industrial	6.34	5.96	6.42	6.03	7.66
Governmental	7.43	6.80	6.59	6.24	7.96
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	152,429	169,498	169,878	170,771	170,043
Commercial	14,220	16,376	16,336	16,576	16,431
Industrial	1,161	1,309	1,148	1,141	1,106
Governmental	858	1,798	1,755	1,632	1,649
Total Retail Customers	168,668	188,981	189,117	190,120	189,229

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC. (DEBTOR-IN-POSSESSION)

GENERATION PORTFOLIO

							Total Plant - 2005
Plant(b)	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
A. B. Paterson	3	100%	1950	40	Gas/Oil	Reserve	(488)	(463.11)	226
	4	100%	1954	—	Gas/Oil	Reserve
Michoud	1	100%	1957	65	Gas/Oil	Reserve	1,661,610	92.74	154,095
	2	100%	1963	230	Gas/Oil	Intermediate
	3	100%	1967	530	Gas/Oil	Intermediate
A. B. Paterson	5	100%	1967	11	Oil	Reserve	(64)	(4,953.13)	317
Total				876			1,661,058	93.10	154,638

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	ENOI’s plants were severely damaged by Hurricane Katrina. Michoud Unit 2 returned to service April 2006 and Unit 3 is expected to return to service by the end of June 2006. Michoud Unit 1 and A. B. Paterson will not be ready for restart for Summer 2006.

SYSTEM ENERGY RESOURCES, INC.

	2005	2004	2003	2002	2001
ELECTRIC OPERATING REVENUES ($ thousands)	533,929	545,381	583,820	602,486	535,027
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	—	—	—	—	—
Coal	—	—	—	—	—
Nuclear	9,058	9,202	9,812	9,053	8,921
Hydro	—	—	—	—	—
Total Net Generation	9,058	9,202	9,812	9,053	8,921
Purchased Power	—	—	—	—	—
Total Sources of Energy	9,058	9,202	9,812	9,053	8,921
USES OF ENERGY (GWh)
Electric Energy Sales	9,070	9,212	9,812	9,053	8,921
Unbilled Energy	—	—	—	—	—
Line Losses and Company Usage	(12)	(10)	—	—	—
Total Uses of Energy	9,058	9,202	9,812	9,053	8,921

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO

								Total Plant - 2005
Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type		Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
Grand Gulf	1	90%	1985	1,143	Nuclear BWR	(b)	Base	9,058,456	14.42	130,597
Total				1,143				9,058,456	14.42	130,597

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	BWR = Boiling Water Reactor.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS

The following table shows plant performance for 2001 – 2005 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)

	2005	2004	2003	2002	2001
ANO	88.5	93.3	93.3	93.5	85.3
Grand Gulf	93.3	93.7	94.5	93.7	93.7
River Bend	85.8	90.9	92.4	93.4	91.7
Waterford 3	89.0	93.6	92.8	94.9	92.9
Entergy Southeast Average	89.2	92.9	93.3	93.9	89.8
Industry Average	90.1	89.7	90.0	90.2	88.8

The following table shows plant performance for 2005 and averages for four three-year periods.

PRODUCTION COST ($/MWh)

	2005	2002–2004	2001–2003	2000–2002	1999-2001
ANO	16.2	14.8	14.8	16.1	16.8
Grand Gulf	14.3	13.6	13.6	13.7	14.4
River Bend	18.0	17.0	16.4	17.1	19.3
Waterford 3	17.2	15.5	15.4	15.3	16.0
Entergy Southeast Average	16.3	15.1	15.0	15.5	16.4
Industry Average	—	16.1	16.1	16.2	17.3

INDIVIDUAL PLANT INFORMATION

	ANO					Grand Gulf	River Bend		Waterford 3
	Unit 1				Unit 2
Owner	Entergy Arkansas				Entergy Arkansas	System Energy-90% South Mississippi Electric Power Association-10%	Entergy Gulf States		Entergy Louisiana
Commercial Operation Date	December 74				March 80	July 85	June 86		September 85
License Expiration Date	5/20/34				7/17/38	11/1/24	8/29/25		12/18/24
Architect/Engineer	Bechtel Power				Bechtel Power	Bechtel Power	Stone & Webster		Ebasco
Reactor Manufacturer	Babcox &				Combustion	General	General		Combustion
	Wilcox				Engineering	Electric	Electric		Engineering
Reactor Type	PWR				PWR	BWR	BWR		PWR
Turbine Generator Manufacturer	Westinghouse				General Electric	Kraftwerk Union	General Electric		Westinghouse
Owned and Leased Capability (MW)(a)	842				1,001	1,143	977	(c)	1,157
Refueling Data:
Last Date	10/4/05-				3/9/05-	9/18/05-	10/21/04-		4/17/05-
	12/22/05				4/11/05	10/18/05	11/21/04		6/11/05
Number of Days	79	(d)			33	30	31		55	(e)
Next Scheduled Refueling	Spring 07				Fall 06	Spring 07	Spring 06		Fall 06
2005 Capability Factor (%)	84.6				92.4	93.3	85.8		89.0
($ millions as of December 31, 2005)
Net Book Value			1,146	(b)		1,618	1,583	(c)	1,383
Decommissioning Trust Fund Balance			402	(b)		236	311	(c)	187
Decommissioning Liability			442	(b)		319	175	(c)	221

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize. Based on the 2005 summer ratings.

(b)	ANO Units 1 and 2 are reported together.

(c)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

(d)	Included steam generator replacement.

(e)	Included extended power uprate.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	Arkansas	Louisiana	Mississippi	New Orleans	Texas
Commission	Arkansas Public Service Commission	Louisiana Public Service Commission	Mississippi Public Service Commission	New Orleans City Council	Public Utility Commission of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by Governor	Elected	Elected	Elected	Appointed by Governor
Term of Office	6 years – staggered	6 years – staggered	4 years – concurrent	4 years – concurrent (2 term limit)	6 years – staggered
Chair/President	Appointed	Selected by peers – 1 year term	Rotates every 2 years	Selected by peers from two at-large seats	Appointed by Governor

COMMISSION/COUNCIL MEMBERS

	Party	Service Began	Current Term Ends
ARKANSAS
Sandra L. Hochstetter – Chair	Republican	7/00	1/11
Daryl Bassett	Republican	9/02	1/09
Randy Bynum	Republican	1/03	1/07

LOUISIANA
Lambert Boissiere III	Democrat	1/05	12/10
C. Dale Sittig	Democrat	11/95	12/10
James M. Field	Republican	12/96	12/06
Jack A. “Jay” Blossman, Jr.	Republican	1/97	12/08
Foster L. Campbell, Jr.	Democrat	1/03	12/08

MISSISSIPPI
Nielsen Cochran – Chair	Republican	12/83	12/07
Dorlos “Bo” Robinson	Democrat	12/89	12/07
Leonard Bentz	Republican	4/06	12/07

NEW ORLEANS
Oliver M. Thomas, Jr. – President	Democrat	5/94	5/06
Eddie L. Sapir	Democrat	5/02	5/06
John A. Batt, Jr.	Republican	5/02	5/06
Renee Gill Pratt	Democrat	5/02	5/06
Jacquelyn Brechtel Clarkson	Democrat	5/02	5/06
Cynthia Hedge-Morrell	Democrat	4/05	5/06
Cynthia Willard-Lewis	Democrat	5/02	5/06

TEXAS
Paul Hudson – Chair	Republican	8/03	8/09
Julie Caruthers Parsley	Republican	11/02	8/11
Barry Smitherman	Republican	4/04	8/07

UTILITY REGULATORY INFORMATION

SELECT UTILITY REGULATORY MECHANISMS

Company	Last Filed Rate Base ($ billions)	Allowed ROE (%)	Jurisdictional Regulatory Mechanisms

EAI	3.5 (a) (2001 earnings year)	11	Rate Case	• No fixed schedule for rate filings. EAI has been evaluating timing for a potential base rate case and expects to make a filing in third quarter 2006.

EGSI-LA	1.5 (2004 test year)	9.9 –11.4 10.65 midpoint 60/40 customer/ company sharing	FRP	• Annual filing in May; any change in rates typically effective in September. • Interim storm cost recovery order limits earnings to top of band; any excess will apply 100% to storm recovery.

EGSI-TX	1.4 (b) (2004 test year)	10.95(b)	Riders	• 2005 legislation authorized two riders – incremental purchased power capacity costs up to five percent of annual base rate revenues and transition to competition costs.

• $18M annual purchased power rider implemented December 2005 with first reconciliation filing in May 2006 reconciling capacity from previous September forward.

• $14.5M annual TTC rider implemented March 2006; requires PUCT final approval. Black box settlement designed to provide a fair return and recovery of costs on the balance sheet.

			Rate Case	• Pursuant to the 2005 legislation, EGSI-TX may not file a general rate case before June 30, 2007, with rates effective no earlier than June 30, 2008.

ELL	2.6 (2004 test year)	9.45 – 11.05 10.25 midpoint 60/40 customer/ company sharing	FRP	• Annual filing in May; any change in rates typically effective in September. • Interim storm cost recovery order limits earnings to top of band; any excess will apply 100% to storm recovery.

EMI	1.3 (c) (2005 test year)	9.74 – 12.44(c) 11.09 midpoint	FRP	• Annual filing in March; any change in rates typically effective in April.

50/50 customer/ company sharing

100bps for price, reliability, satisfaction incentives

ENOI	0.4 (2004 test year)	9.75 – 11.75 10.75 midpoint (electric)	FRP

•      Annual filing in May; any change in rates typically effective in September. In April 2006, the City Council agreed to delay Entergy New Orleans’ 2005 formula rate plan filing to July 2006 from the originally scheduled May 1, 2006 deadline.

10.25 – 11.25 10.75 in 2006 with no bandwidth (gas)

fuel/purchased power savings sharing

•      Current FRP includes a Generation Performance-Based Rate plan which provides for sharing of fuel and purchased power savings between the company and customers. This sharing mechanism was temporarily suspended due to events related to Hurricane Katrina.

SERI	1.5 (2005 test year)	10.94		• Real-time recovery mechanism.

Total	12.2

(a)	Filed pursuant to EAI’s Regulatory Earnings Review Tariff (RERT) in connection with the transition cost account earnings review process that ended with the 2001 earnings year.

(b)	Reflects rate base in EGSI-TX’s filed case for 2004 test year. This rate case was dismissed in third quarter 2004; therefore, allowed ROE reflects previous rate case in 1999.

(c)	Rate base and allowed ROE reflects the 2005 FRP evaluation report. EMI’s 2005 FRP Evaluation Report is pending approval from the MPSC. Allowed ROE ranges for the 2004 test year was 9.1% – 11.9%.

UTILITY REGULATORY INFORMATION

UTILITY ELECTRIC AND GAS FUEL RECOVERY MECHANISMS

	Deferred Fuel Balance as of December 31,
Company	2005	2004	2003	2002	2001	Fuel Recovery Mechanism
	($ millions)
EAI	204.2	7.4	10.6	(42.6)	17.2

Annual reset in April based on prior calendar year fuel and purchased power costs adjusted for nuclear refueling outages and projected sales plus any under- or over-recovered fuel balance for the prior calendar year.

On March 31, 2006, the APSC suspended, pending further investigation, the annual revised Energy Cost Recovery Rider (ECR) rate increase scheduled to take effect the first billing cycle in April. On April 7, 2006 the APSC issued a show cause order on prospective elimination of ECR and requiring a current cost-of-service study by June 8, 2006. EAI has filed for rehearing of the APSC orders, asking that the ECR rider filed in March 2006 be implemented subject to refund, and that the APSC rescind its show cause order. The APSC Staff has filed testimony supporting EAI’s request that the ECR rate be implemented subject to refund. On May 8, 2006, the APSC denied EAI’s requests for rehearing. A procedural schedule in the ECR proceedings has not been set.

EGSI – TX	203.2	78.5	116.6	91.8	108.6	Semi-annual reset of fuel factor in March and September based on the market price of natural gas plus surcharge or refund for material under- or over-recoveries based on actual costs.

EGSI – LA	121.2	11.6	1.9	8.8	18.2	Electric: Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

						Gas: Monthly reset based on estimated gas costs plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

ELL	21.9	8.7	30.6	(25.6)	(67.5)	Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

EMI	114.0	(22.8)	89.1	38.2	106.2	Quarterly reset based on projected fuel and purchased power costs and projected sales plus any under- or over-recovered fuel balance from the second prior quarter.
Total excluding ENOI	664.4	83.4	248.7	70.6	182.6

ENOI	30.6	2.6	(2.7)	(14.9)	(10.2)	Electric: Monthly reset based on no more than targeted fuel and purchased power costs and any difference between actual and base rate non-fuel items including Grand Gulf non-fuel costs and Resource Plan non-fuel costs paid by ENOI. A surcharge or credit is calculated on the under- or over-recovered fuel balance based on the most recent 12 months actual kWh sales.

						Gas: Monthly reset based on estimated gas costs plus a surcharge or credit for the under- or over-recovered fuel balance based on the most recent 12 months Mcf sales.
Total including ENOI	695.1	85.9	246.0	55.7	172.4

Totals may not foot due to rounding.

COMPETITIVE BUSINESSES

TOTAL CAPACITY

	Operated				Owned Capacity(c)
As of December 31, 2005.	Plants	Units	MW		MW	%
Gas/Oil	1	1	550	(b)	1,317	24
Coal	—	—	—	(b)	181	3
Total Fossil	1	1	550		1,498	27
Wind	—	—	—		80	1
Nuclear	5	6	4,905	(a)	4,105	72
Total Capacity	6	7	5,455		5,683	100

(a)	Operated capacity includes management services contracts.

(b)	Excludes units operated by Entergy’s utility companies.

(c)	Includes capacity under power purchase agreements.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR QUARTERLY FINANCIAL METRICS

	2005					2004					YTD % change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
GAAP MEASURES
As-Reported Earnings ($ millions)	78.0	58.3	69.3	77.1	282.6	68.8	63.0	63.7	49.5	245.0	15
Return on Average Invested Capital – As-Reported (%)*	10.2	10.1	10.3	11.6	11.6	8.0	8.6	8.4	10.1	10.1	15
Return on Average Common Equity – As-Reported (%)*	12.2	12.0	12.1	13.6	13.6	9.6	10.5	10.0	12.3	12.3	11
Debt to Capital Ratio (%)	26.4	26.2	24.8	19.5	19.5	25.8	25.6	23.4	27.0	27.0	(28)
NON-GAAP MEASURES
Operational Earnings ($ millions)	78.0	58.3	69.3	77.1	282.6	68.8	63.0	63.7	49.5	245.0	15
Return on Average Invested Capital – Operational (%)*	10.2	10.1	10.3	11.6	11.6	10.2	10.7	10.6	10.1	10.1	15
Return on Average Common Equity – Operational (%)*	12.2	12.0	12.1	13.6	13.6	12.7	13.6	12.9	12.3	12.3	11
Net Debt to Net Capital Ratio (%)	21.9	21.7	15.0	12.4	12.4	20.6	19.2	16.2	23.1	23.1	(46)

*	Trailing twelve months.

Totals may not foot due to rounding.

ENTERGY NUCLEAR ANNUAL FINANCIAL METRICS

	2005	2004	2003	2002	2001
GAAP MEASURES
As-Reported Earnings ($ millions)	282.6	245.0	300.8	200.5	127.9
Return on Average Invested Capital – As-Reported (%)	11.6	10.1	12.8	10.6	9.2
Return on Average Common Equity – As-Reported (%)	13.6	12.3	18.2	17.2	21.7
Debt to Capital Ratio (%)	19.5	27.0	27.7	42.3	51.3
NON-GAAP MEASURES
Operational Earnings ($ millions)	282.6	245.0	198.2	200.5	127.9
Return on Average Invested Capital – Operational (%)	11.6	10.1	8.6	10.6	9.2
Return on Average Common Equity – Operational (%)	13.6	12.3	11.9	17.2	21.7
Net Debt to Net Capital Ratio (%)	12.4	23.1	23.5	38.2	47.7

ENTERGY NUCLEAR QUARTERLY OPERATIONAL METRICS

	2005					2004					YTD % change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
Net MW in Operation	4,058	4,105	4,105	4,105	4,105	4,001	4,001	4,001	4,058	4,058	1
Avg. Realized Price/MWh	$41.56	$42.63	$42.58	$42.75	$42.39	$39.70	$41.33	$43.38	$40.69	$41.26	3
Production Cost/MWh	$18.71	$19.22	$20.14	$19.48	$19.39	$18.57	$18.33	$21.68	$22.28	$20.16	(4)
Generation in GWh	8,267	8,156	8,474	8,643	33,539	8,687	8,196	8,075	7,567	32,524	3
Capacity Factor	93%	91%	95%	95%	93%	99%	94%	92%	85%	92%	1

Totals may not foot due to rounding.

ENTERGY NUCLEAR ANNUAL OPERATIONAL METRICS

	2005	2004	2003	2002	2001
Net MW in Operation	4,105	4,058	4,001	3,955	3,445
Avg. Realized Price/MWh	$42.39	$41.26	$39.38	$40.07	$34.90
Production Cost/MWh	$19.39	$20.16	$20.32	$20.20	$18.60
Generation in GWh	33,539	32,524	32,379	29,953	22,614
Capacity Factor	93%	92%	92%	93%	93%

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR PLANT STATISTICS

	James A. FitzPatrick		Indian Point				Pilgrim Nuclear Station	Vermont Yankee
			Unit 2		Unit 3
Entergy Purchase Date	11/21/00		9/6/01		11/21/00		7/13/99	7/31/02
Commercial Operation Date	July 75		August 74		August 76		December 72	November 72
License Expiration Date	10/17/14		9/28/13		12/15/15		6/8/12	3/21/12
Architect/Engineer	Stone & Webster		United Engineers & Constructors		United Engineers & Constructors		Bechtel Power	Ebasco
Reactor Manufacturer	General Electric		Westinghouse		Westinghouse		General Electric	General Electric
Reactor Type	BWR		PWR		PWR		BWR	BWR
Turbine Generator Manufacturer	General Electric		Westinghouse		Westinghouse		General Electric	General Electric
Maximum Dependable Capacity (MW)	838		1,028		1,041		688	510
(as of December 31, 2005)
Refueling Data:
Last Date	9/24/04 – 10/24/04		10/22/04 – 11/22/04		3/11/05 – 4/7/05		4/18/05 – 5/12/05	10/22/05 – 11/11/05
Number of Days	30		31		26		25	19
Next Scheduled Refueling	Fall 06		Spring 06		Spring 07		Spring 07	Spring 07
2005 Capacity Factor	94%		98%		90%		91%	94%
($ millions as of December 31, 2005)
Net Book Value	208		612		297		89	67
Decommissioning Trust Fund Balance		(a)	543	(b)		(a)	543	384
Decommissioning Liability		(a)	283	(b)		(a)	221	257
Nearest Market Hub	NYISO		NYISO		NYISO		NEPOOL	NEPOOL
	Zone A	(c)	Zone G	(d)	Zone G	(d)	Mass Hub	Mass Hub
Capacity Zone (ICAP/UCAP)	NYISO		NYISO		NYISO		NEPOOL	NEPOOL
	Rest of State		Rest of State		Rest of State
(a)	NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.

(b)	Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.

(c)	James A. FitzPatrick physically located in NYISO Zone C.

(d)	Indian Point physically located in NYISO Zone H.

ENTERGY NUCLEAR PLANT UPRATES

(MW)	Capacity 12/31/02	2003	2004	2005	Capacity 12/31/05	2006E(a)	Projected Capacity 12/31/06E
FitzPatrick	825	—	13	—	838	—	838
Indian Point 2	970	14	44	—	1,028	—	1,028
Indian Point 3	980	14	—	47	1,041	—	1,041
Pilgrim	670	18	—	—	688	—	688
Vermont Yankee	510	—	—	—	510	95	605
Total	3,955	46	57	47	4,105	95	4,200

(a)	Uprate approved in March 2006, and began power ascension shortly thereafter.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR SECURITIES DETAIL

LONG-TERM DEBT:

Note to New York Power Authority (NYPA) relating to the purchase of FitzPatrick and Indian Point 3

($ thousands)	Long-term debt(a)	Interest expense	Additional LTD related to purchase of IP2	Interest expense	Total ending long-term debt	Total interest expense
2000	744,405	3,869	—	—	744,405	3,869
2001	682,512	35,392	74,402	1,190	756,914	36,582
2002	604,420	32,540	79,220	3,628	683,640	36,168
2003	441,845	27,387	72,863	3,643	514,708	31,030
2004	379,405	21,275	66,200	3,337	445,605	24,612
2005	313,968	18,277	59,218	3,018	373,186	21,295
2006	245,390	15,137	51,900	2,682	297,290	17,819
2007	173,520	11,845	44,231	2,331	217,751	14,176
2008	161,932	8,412	36,194	1,963	198,126	10,375
2009	149,771	7,839	27,772	1,577	177,543	9,416
2010	137,026	7,255	18,945	1,173	155,971	8,428
2011	123,669	6,643	9,694	750	133,363	7,393
2012	109,681	6,012	—	305	109,681	6,317
2013	95,011	5,331	—	—	95,011	5,331
2014	79,638	4,627	—	—	79,638	4,627
2015	61,027	3,889	—	—	61,027	3,889
2016–2035 Average	—	1,755	—	—	—	1,755

(a)	Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close). As of 9/30/03, the entire fuel note has been paid off. Life extension payments made on anniversary of license expiration.

NON-NUCLEAR WHOLESALE ASSETS

NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS

Plant	Location	NERC Region	Commercial Operation	Ownership Interest	Net MW	Total MW	Fuel Type/ Technology	Purpose
Independence – Unit 2	Newark, AR	SERC	1983	14%	121	842	Coal	Base
Nelson 6 (PPA)	Westlake, LA	SERC	1982	11%	60	550	Coal	Base
Harrison County	Marshall, TX	SPP	2003	61%	335	550	Combined Cycle	Intermediate
RS Cogen	Lake Charles, LA	SERC	2002	50%	213	425	CCGT Cogen	Base QF
Ritchie – Unit 2	Helena, AR	SERC	1968	100%	544	544	Gas/Oil	Peaking
Warren Power	Vicksburg, MS	SERC	2001	75%	225	300	Gas Turbine	Peaking
Top of Iowa	Worth County, IA	MAPP	2001	50%	40	80	Wind	Renewable
White Deer	Amarillo, TX	SPP	2001	50%	40	80	Wind	Renewable
Total					1,578	3,371

NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL

DEBT:

Outstanding as of December 31,

(Entergy’s share)	2005	2004	2003	Maturity	Rate
		(in millions)
RS Cogen Senior Project Debt
Bank Portion(a)	$72	$77	$82	10/17/18	LIBOR + 1.375%
Institutional Portion	$38	$38	$38	10/15/22	Fixed 8.73%
RS Cogen Subordinated Debt	$16	$—	$17	10/17/17	LIBOR + 4.50%
Top Deer Senior Project Debt	$34	$—	$—	06/30/13	Fixed 5.43%

(a)	RS Cogen spread on bank portion increases over time to 2.375%.

PREFERRED STOCK:

		Shares Outstanding As of December 31,			As of December 31,
	Rate(a)	2005	2004	2003	2005	2004	2003
					(in millions)
Authorized 1,000,000 shares, $1 par value, cumulative
Without Sinking Fund:
Entergy Asset Management,	11.5%	297,376	297,376	—	$29.7	$29.7	$—
11.50% rate
Other	—	—	—	—	1.7	1.3	—
Total without sinking fund		297,376	297,376		$31.4	$31.0	$—

(a)	Entergy Asset Management’s stockholders’ agreement provides that at any time during the 180-day period prior to December 31, 2007 or each subsequent December 31 thereafter, either Entergy Asset Management or the preferred shareholders may request that the preferred dividend rate be reset.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

NUCLEAR OPERATIONAL MEASURES

Net MW in operation	Installed capacity owned or operated by Entergy Nuclear

Average realized price per MWh	As-Reported revenue per MWh generated for all non-utility nuclear operations

Production cost per MWh	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh

Generation in GWh	Total number of GWh produced by all non-utility nuclear facilities

Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management. A high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages

Capacity factor	Normalized percentage of the period that the plant generates power. This is a ratio of the energy that was produced over a given period of time relative to energy that would have been produced had the unit operated continuously at its maximum dependable capacity over the period

Refueling outage duration	Number of days lost for scheduled refueling outage during the period

Financial measures defined in the below table include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures. Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP

Return on average invested capital – As-reported	12-months trailing earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital

Return on average common equity – As-reported	12-months trailing earnings divided by average common or members’ equity

Net margin – As-reported	12-months trailing earnings divided by 12-months trailing revenue

Cash flow interest coverage	12-months cash flow from operating activities plus 12-months trailing interest paid, divided by interest expense

Book value per share	Common equity divided by end of period shares outstanding

Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers

Total debt	Sum of short-term and long-term debt, notes payable, capital leases, and preferred stock with sinking fund (beginning in 2003) on the balance sheet

Project debt	Financing at subsidiaries to support specific projects

Debt of joint ventures (Entergy’s share)	Debt issued for Entergy-Koch, LP and Non-Nuclear Wholesale Assets business joint ventures for periods through third quarter 2004. Only Non-Nuclear Wholesale Assets business joint ventures debt included for periods thereafter

Leases (Entergy’s share)	Operating leases held by subsidiaries capitalized at implicit interest rate

Debt to capital	Gross debt divided by total capitalization

FINANCIAL MEASURES – NON-GAAP

Operational earnings	As-Reported earnings adjusted to exclude the impact of special items

Return on average invested capital – operational	12-months trailing operational earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital

Return on average common equity – operational	12-months trailing operational earnings divided by average common or members’ equity

Net margin – operational	12-months trailing operational earnings divided by 12-months trailing revenue

Total gross liquidity	Sum of cash and cash equivalents and revolver capacity

Net debt to net capital	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents

Net debt including off-balance sheet liabilities	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by total capitalization and off-balance sheet liabilities less cash and cash equivalents

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Deconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2004 PRO FORMA INCOME STATEMENT	UTILITY/PARENT/OTHER			CONSOLIDATED
	ENOI			ENOI
In thousands, as of December 31, 2004.	GAAP	Adjustment*	Pro Forma	GAAP	Adjustment*	Pro Forma
OPERATING REVENUES:
Domestic electric	$7,934,312	$(287,783)	$7,646,529	$7,932,577	$(287,783)	$7,644,794
Natural gas	208,499	(147,411)	61,088	208,499	(147,411)	61,088
Competitive businesses	48,601	—	48,601	1,544,445	—	1,544,445
Total	8,191,412	(435,194)	7,756,218	9,685,521	(435,194)	9,250,327
OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,272,610	(245,301)	2,027,309	2,488,208	(245,301)	2,242,907
Purchased power	1,716,848	39,061	1,755,909	1,701,610	39,061	1,740,671
Nuclear refueling outage expenses	66,824	—	66,824	166,072	—	166,072
Provision for turbine commitments, asset impairments, and restructuring charges	—	—	—	55,000	—	55,000
Other operation and maintenance	1,578,842	(102,451)	1,476,391	2,268,332	(102,450)	2,165,882
Decommissioning	91,939	—	91,939	149,529	—	149,529
Taxes other than income taxes	348,376	(43,577)	304,799	403,635	(43,577)	360,058
Depreciation and amortization	828,445	(29,657)	798,788	893,574	(29,657)	863,917
Other regulatory credits – net	(90,611)	4,670	(85,941)	(90,611)	4,670	(85,941)
Total	6,813,273	(377,255)	6,436,018	8,035,349	(377,254)	7,658,095
OPERATING INCOME	1,378,139	(57,939)	1,320,200	1,650,172	(57,940)	1,592,232
OTHER INCOME:
Allowance for equity funds used during construction	39,582	(1,378)	38,204	39,582	(1,378)	38,204
Interest and dividend income	83,386	(396)	82,990	109,635	(396)	109,239
Equity in earnings (loss) of unconsolidated equity affiliates	(3)	27,107	27,104	(78,727)	27,107	(51,620)
Miscellaneous – net	25,460	(270)	25,190	55,509	(270)	55,240
Total	148,425	25,063	173,488	125,999	25,064	151,063
INTEREST AND OTHER CHARGES:
Interest on long-term debt	447,510	(15,357)	432,153	463,384	(15,357)	448,027
Other interest – net	41,932	(929)	41,003	40,133	(929)	39,204
Allowance for borrowed funds used during construction	(25,741)	1,243	(24,498)	(25,741)	1,243	(24,498)
Total	463,701	(15,043)	448,658	477,776	(15,043)	462,733
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,062,863	(17,833)	1,045,030	1,298,395	(17,833)	1,280,562
Income taxes	378,526	(16,868)	361,658	365,305	(16,868)	348,437
INCOME FROM CONTINUING OPERATIONS	684,337	(965)	683,372	933,090	(965)	932,125
LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense of $603)	(41)	—	(41)	(41)	—	(41)
CONSOLIDATED NET INCOME	684,296	(965)	683,331	933,049	(965)	932,084
Preferred dividend requirements and other	23,283	(965)	22,318	23,525	(965)	22,560
EARNINGS APPLICABLE TO COMMON STOCK	$661,013	$—	$661,013	$909,524	$—	$909,524

*Adjustment to reflect the deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Deconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2004 PRO FORMA BALANCE SHEET

	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2004.	GAAP	ENOI Adjustment*	Pro Forma	GAAP	ENOI Adjustment*	Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$62,001	$(2,998)	$59,003	$79,136	$(2,998)	$76,138
Temporary cash investments – at cost, which approximates market	558,971	(4,956)	554,015	540,650	(4,956)	535,694
Total cash and cash equivalents	620,972	(7,954)	613,018	619,786	(7,954)	611,832
Other temporary investments	2,236	—	2,236	187,950	—	187,950
Notes receivable	—	—	—	3,092	—	3,092
Accounts receivable:
Customer	435,191	(16,793)	418,398	435,191	(16,793)	418,398
Allowance for doubtful accounts	(21,576)	3,492	(18,084)	(23,758)	3,492	(20,266)
Associated companies	7,144	—	7,144	—	—	—
Other	185,899	(7,328)	178,571	342,289	(7,329)	334,960
Accrued unbilled revenues	460,039	(24,848)	435,191	460,039	(24,848)	435,191
Total receivables	1,066,697	(45,477)	1,021,220	1,213,761	(45,478)	1,168,283
Deferred fuel costs	55,069	(2,559)	52,510	55,069	(2,559)	52,510
Accumulated deferred income taxes	76,899	1,906	78,805	76,899	1,906	78,805
Fuel inventory – at average cost	125,454	(4,181)	121,273	127,251	(4,181)	123,070
Materials and supplies – at average cost	345,688	(9,149)	336,539	569,407	(9,150)	560,257
Deferred nuclear refueling outage costs	31,601	—	31,601	107,782	—	107,782
Prepayments and other	89,105	(3,468)	85,637	116,279	(3,469)	112,810
Total	2,413,721	(70,882)	2,342,839	3,077,276	(70,885)	3,006,391
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	8,054,793	154,461	8,209,254	231,779	154,461	386,240
Decommissioning trust funds	1,051,901	—	1,051,901	2,453,406	—	2,453,406
Non-utility property – at cost
(less accumulated depreciation)	217,906	(1)	217,905	219,717	—	219,717
Other	33,682	—	33,682	90,992	—	90,992
Total	9,358,282	154,460	9,512,742	2,995,894	154,461	3,150,355
PROPERTY, PLANT AND EQUIPMENT:
Electric	27,193,633	(699,072)	26,494,561	29,053,340	(699,072)	28,354,268
Property under capital lease	738,554	—	738,554	738,554	—	738,554
Natural gas	262,787	(183,728)	79,059	262,787	(183,728)	79,059
Construction work in progress	952,092	(33,274)	918,818	1,197,551	(33,273)	1,164,278
Nuclear fuel under capital lease	262,469	—	262,469	262,469	—	262,469
Nuclear fuel	34,326	—	34,326	320,813	—	320,813
Total property, plant and equipment	29,443,861	(916,074)	28,527,787	31,835,514	(916,073)	30,919,441
Less – accumulated depreciation and amortization	12,905,551	(435,519)	12,470,032	13,139,883	(435,519)	12,704,364
Property, plant and equipment – net	16,538,310	(480,555)	16,057,755	18,695,631	(480,554)	18,215,077
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	746,413	46,406	792,819	746,413	46,406	792,819
Other regulatory assets	1,429,261	(35,489)	1,393,772	1,429,261	(35,489)	1,393,772
Deferred fuel costs	30,842	—	30,842	30,842	—	30,842
Long-term receivables	39,417	(2,492)	36,925	39,417	(2,492)	36,925
Goodwill	374,099	—	374,099	377,172	—	377,172
Other	796,166	(8,884)	787,282	918,871	(8,884)	909,987
Total	3,416,198	(459)	3,415,739	3,541,976	(459)	3,541,517
TOTAL ASSETS	$31,726,511	$(397,436)	$31,329,075	$28,310,777	$(397,437)	$27,913,340

*	Adjustment to reflect the deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Deconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2004 PRO FORMA BALANCE SHEET

	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2004.	GAAP	ENOI Adjustment*	Pro Forma	GAAP	ENOI Adjustment*	Pro Forma
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$415,266	$(29,999)	$385,267	$492,564	$(30,000)	$462,564
Notes payable:
Associated companies	770,623	1	770,624	—	—	—
Other	43	—	43	193	—	193
Accounts payable:
Associated companies	14,781	—	14,781	—	—	—
Other	722,148	(31,926)	690,222	896,528	(31,926)	864,602
Customer deposits	222,157	(17,186)	204,971	222,320	(17,187)	205,133
Taxes accrued	178,671	(2,592)	176,079	224,011	(2,592)	221,419
Interest accrued	142,329	(4,757)	137,572	144,478	(4,757)	139,721
Obligations under capital leases	133,847	—	133,847	133,847	—	133,847
Other	83,478	(10,089)	73,389	218,442	(10,088)	208,354
Total	2,683,343	(96,548)	2,586,795	2,332,383	(96,550)	2,235,833
NON–CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,205,074	(47,062)	5,158,012	5,067,381	(47,062)	5,020,319
Accumulated deferred investment tax credits	399,228	(3,997)	395,231	399,228	(3,997)	395,231
Obligations under capital leases	146,060	—	146,060	146,060	—	146,060
Other regulatory liabilities	329,767	—	329,767	329,767	—	329,767
Decommissioning and retirement cost liabilities	1,327,988	—	1,327,988	2,066,277	—	2,066,277
Transition to competition	79,101	—	79,101	79,101	—	79,101
Regulatory reserves	103,061	(233)	102,828	103,061	(233)	102,828
Accumulated provisions	346,614	1,042	347,656	549,914	1,042	550,956
Long-term debt	6,648,504	(196,647)	6,451,857	7,016,831	(196,646)	6,820,185
Preferred stock with sinking fund	17,400	—	17,400	17,400	—	17,400
Other	1,597,079	(34,213)	1,562,866	1,541,331	(34,211)	1,507,120
Total	16,199,876	(281,110)	15,918,766	17,316,351	(281,107)	17,035,244
Preferred stock without sinking fund	330,831	(19,780)	311,051	365,356	(19,780)	345,576
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2004	2,205,191	1	2,205,192	2,482	—	2,482
Paid–in capital	5,940,702	—	5,940,702	4,835,375	—	4,835,375
Retained earnings	5,913,815	1	5,913,816	4,984,302	—	4,984,302
Accumulated other comprehensive loss	4,772	—	4,772	(93,453)	—	(93,453)
Less – treasury stock, at cost (31,345,028 shares in 2004)	1,552,019	—	1,552,019	1,432,019	—	1,432,019
Total	12,512,461	2	12,512,463	8,296,687	—	8,296,687
Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$31,726,511	$(397,436)	$31,329,075	$28,310,777	$(397,437)	$27,913,340

*	Adjustment to reflect the deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Deconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2004 PRO FORMA STATEMENT OF CASH FLOW

	CONSOLIDATED
In thousands, as of December 31, 2004.	GAAP	ENOI Adjustment*	Pro Forma
OPERATING ACTIVITIES:
Consolidated net income	$933,049	$(965)	$932,084
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	33,533	7,363	40,896
Other regulatory credits – net	(90,611)	4,670	(85,941)
Depreciation, amortization, and decommissioning	1,045,122	(29,657)	1,015,465
Deferred income taxes and investment tax credits	275,458	(39,782)	235,676
Equity in earnings (loss) of unconsolidated equity affiliates – net of dividends	608,141	(21,907)	586,234
Provisions for asset impairments and restructuring charges	55,000	—	55,000
Changes in working capital:
Receivables	(210,419)	7,757	(202,662)
Fuel inventory	(16,769)	(1,399)	(18,168)
Accounts payable	95,306	(13,905)	81,401
Taxes accrued	75,055	13,056	88,111
Interest accrued	5,269	1,455	6,724
Deferred fuel	213,627	5,279	218,906
Other working capital accounts	41,008	(2,123)	38,885
Provision for estimated losses and reserves	(18,041)	1,863	(16,178)
Changes in other regulatory assets	48,626	5,380	54,006
Other	(164,035)	4,539	(159,496)
Net cash flow provided by operating activities	2,929,319	(58,376)	2,870,943
INVESTING ACTIVITIES:
Construction/capital expenditures	(1,410,610)	51,264	(1,359,346)
Allowance for equity funds used during construction	39,582	(1,378)	38,204
Nuclear fuel purchases	(238,170)	—	(238,170)
Proceeds from sale/leaseback of nuclear fuel	109,988	—	109,988
Proceeds from sale of assets and businesses	75,430	—	75,430
Investment in non-utility properties	(6,420)	—	(6,420)
Decrease (increase) in other investments	383,498	—	383,498
Purchase of other temporary investments	(1,629,500)	—	(1,629,500)
Liquidation of other temporary investments	1,676,350	(606)	1,675,744
Proceeds from nuclear decommissioning trust fund sales	679,466	—	679,466
Investment in nuclear decommissioning trust funds	(769,273)	—	(769,273)
Other regulatory investments	(53,566)	—	(53,566)
Net cash flow used in investing activities	(1,143,225)	49,280	(1,093,945)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	3,653,478	(72,640)	3,580,838
Common stock and treasury stock	170,237	—	170,237
Retirement of long-term debt	(4,022,548)	77,487	(3,945,061)
Repurchase of common stock	(1,017,996)	—	(1,017,996)
Redemption of preferred stock	(3,450)	—	(3,450)
Changes in credit line borrowings – net	(154)	—	(154)
Dividends paid:
Common stock	(427,901)	—	(427,901)
Preferred stock	(23,525)	965	(22,560)
Net cash flow used in financing activities	(1,671,859)	5,812	(1,666,047)
Effect of exchange rates on cash and cash equivalents	(1,882)	—	(1,882)
Net increase (decrease) in cash and cash equivalents	112,353	(3,284)	109,069
Cash and cash equivalents at beginning of period	507,433	(4,670)	502,763
Cash and cash equivalents at end of period	$619,786	$(7,954)	$611,832
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	$477,768	$(16,172)	$461,596
Income taxes	$28,241	$5,736	$33,977

*	Adjustment to reflect the deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2001-2005

($ millions)	2005(a)	2004	2003	2002	2001
As-Reported earnings (A)	898	910	927	599	726
Preferred dividends	25	24	24	24	24
Tax-effected interest expense	293	295	311	353	441
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	1,217	1,228	1,262	976	1,191
Special items (C)	(45)	30	(55)	(267)	—
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	1,262	1,198	1,317	1,243	1,191
Operational earnings (A-C)	943	880	982	866	726
Average invested capital (D)	16,850	16,845	17,114	16,862	16,640
Average common equity (E)	8,020	8,500	8,271	7,647	7,230
Operating revenues (F)	10,106	9,686	9,033	8,299	9,621
Gross debt (G)	9,288	7,807	8,182	8,810	8,900
Less cash and cash equivalents (H)	583	620	507	1,335	752
Net debt (G-H)	8,705	7,187	7,675	7,475	8,148
Total capitalization (I)	17,477	16,469	17,220	17,007	16,717
Less cash and cash equivalents (J)	583	620	507	1,335	752
Net capitalization (I-J)	16,894	15,849	16,713	15,672	15,965
Off-balance sheet liabilities (K)	778	769	915	804	955
Revolver capacity (L)	2,545	1,490	1,553	1,018	1,210
Gross liquidity (H+L)	3,128	2,110	2,060	2,353	1,962
($ per share)
As-Reported earnings per share (M)	4.19	3.93	4.01	2.64	3.23
Operational earnings per share (N)	4.40	3.80	4.25	3.81	3.23
Common dividend paid per share (O)	2.16	1.89	1.60	1.34	1.28
Year-end closing market price per share of common stock (P)	68.65	67.59	57.13	45.59	39.11
(%)
Return on average invested capital – As-Reported (B/D)	7.2	7.3	7.4	5.8	7.2
Return on average invested capital – Operational ((B-C)/D)	7.5	7.1	7.7	7.4	7.2
Return on average common equity – As-Reported (A/E)	11.2	10.7	11.2	7.8	10.0
Return on average common equity – Operational ((A-C)/E)	11.8	10.4	11.9	11.3	10.0
Net margin – As-Reported (A/F)	8.9	9.4	10.3	7.2	7.5
Net margin – Operational ((A-C)/F)	9.3	9.1	10.9	10.4	7.5
Debt to capital ratio (G/I)	53.1	47.4	47.5	51.8	53.2
Net debt to net capital ratio ((G-H)/(I-J))	51.5	45.3	45.9	47.7	51.0
Net debt to net capital ratio includingoff-balance sheet liabilities ((G-H+K)/(I-J+K))	53.7	47.9	48.7	50.3	53.8
Common dividend payout ratio – As-Reported (O/M)	52	48	40	51	39
Common dividend payout ratio – Operational (O/N)	49	50	38	35	39
(ratio)
Price to earnings ratio – As-Reported (P/M)	16.39	17.18	14.25	17.29	12.10
Price to earnings ratio – Operational (P/N)	15.61	17.77	13.45	11.96	12.10

(a)	2005 reflects the deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 1Q04-4Q05

($ millions)	1Q04	2Q04	3Q04	4Q04	1Q05(a)	2Q05(a)	3Q05(a)	4Q05(a)
For the quarter:
As-Reported earnings (A)	207.2	265.2	282.2	154.9	172.0	286.2	350.0	90.2
Less special items (B)	15.1	13.0	(39.5)	41.3	(1.4)	(2.8)	(7.1)	(33.4)
Operational earnings (A-B)	192.1	252.2	321.7	113.6	173.4	289.0	357.1	123.6
As-Reported earnings trailing 12 months (C)	739	799	715	910	874	895	963	898
Preferred dividends	23	23	23	24	23	24	25	25
Tax-effected interest expense	307	303	293	295	282	278	287	293
As-Reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	1,069	1,124	1,030	1,228	1,180	1,197	1,275	1,217
Special items in prior quarters	(193)	(113)	(100)	(11)	15	—	37	(11)
Special items 1Q04 through 4Q05
Utility/Parent/Other
Tax benefits – Entergy-Koch	—	—	—	17	—	—	—	—
Competitive retail asset impairments	—	—	—	—	—	—	—	(26)
Competitive retail discontinued operations	—	—	—	—	(1)	(3)	(7)	(8)
Energy Commodity Services
Entergy-Koch Trading earnings	6	10	(48)	(47)	—	—	—	—
Gulf South Pipeline earnings	9	3	3	14	—	—	—	—
Tax benefits on restructuring	—	—	—	94	—	—	—	—
Asset and contract impairments	—	—	—	(36)	—	—	—	—
Reduction in asset sale reserves	—	—	6	—	—	—	—	—
Total special items (E)	(178)	(100)	(140)	30	13	(2)	30	(45)
Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	1,247	1,225	1,170	1,198	1,166	1,199	1,245	1,262
Operational earnings, trailing 12 months (C-E)	917	899	855	880	861	898	933	943
Average invested capital (F)	17,257	17,638	17,462	16,845	16,825	16,806	17,033	16,850
Average common equity (G)	8,565	8,619	8,806	8,500	8,452	8,347	8,350	8,020
Operating revenues, trailing 12 months (H)	9,173	9,231	9,427	9,686	9,289	9,465	9,661	10,106
Gross debt (I)	8,282	8,173	8,070	7,807	8,033	8,283	8,865	9,288
Less cash and cash equivalents (J)	808	558	541	620	477	607	598	583
Net debt (I-J)	7,474	7,615	7,528	7,187	7,556	7,676	8,267	8,705
Total capitalization (K)	17,505	17,252	17,245	16,469	16,393	16,609	17,070	17,477
Less cash and cash equivalents (L)	808	558	541	620	477	607	598	583
Net capital (K-L)	16,697	16,694	16,704	15,849	15,916	16,002	16,472	16,894
Off-balance sheet liabilities (M)	1,029	1,037	1,030	769	771	780	779	778
Revolver capacity (N)	1,553	1,280	1,310	1,490	1,070	1,407	791	2,545
Gross liquidity (J+N)	2,361	1,838	1,851	2,110	1,547	2,014	1,389	3,128
(%)
Return on average invested capital – As-Reported (D/F)	6.2	6.4	5.9	7.3	7.0	7.1	7.5	7.2
Return on average invested capital – Operational ((D-E)/F)	7.2	6.9	6.7	7.1	6.9	7.2	7.3	7.5
Return on average common equity – As-Reported (C/G)	8.6	9.3	8.1	10.7	10.3	10.7	11.5	11.2
Return on average common equity –
Operational ((C-E)/G)	10.7	10.4	9.7	10.4	10.2	10.8	11.2	11.8
Net margin – As-Reported (C/H)	8.1	8.7	7.6	9.4	9.4	9.5	10.0	8.9
Net margin – Operational ((C-E)/H)	10.0	9.7	9.1	9.1	9.3	9.5	9.7	9.3
Debt to capital ratio (I/K)	47.3	47.4	46.8	47.4	49.0	49.9	51.9	53.1
Net debt to net capital ratio ((I-J)/(K-L))	44.8	45.6	45.1	45.3	47.5	48.0	50.2	51.5
Net debt to net capital including off-balance sheet liabilities ((I-J+M)/(K-L+M))	48.0	48.8	48.3	47.9	49.9	50.4	52.4	53.7

(a)	2005 reflects the deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2001-2005

($ millions)	2005(a)	2004	2003	2002	2001
As-Reported earnings (A)	659.8	643.4	469.1	583.2	550.2
Preferred dividends	22.0	23.3	23.5	23.7	24.3
Tax-effected interest expense	224.0	235.9	258.1	286.9	355.3
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	905.8	902.6	750.7	893.8	929.8
Utility special items
River Bend loss provision	—	—	(65.6)	—	—
SFAS 143 implementation	—	—	(21.3)	—	—
Voluntary severance plan	—	—	(70.1)	—	—
Merger expenses	—	—	—	—	(2.4)
Regulatory and reserve adjustments	—	—	—	—	—
Total special items (C)	—	—	(157.0)	—	(2.4)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	905.8	902.6	907.7	893.8	932.2
Operational earnings (A-C)	659.8	643.4	626.1	583.2	552.6
Average invested capital (D)	12,738	12,514	12,796	12,992	12,902
Average common equity (E)	5,786	5,539	5,422	5,470	5,490
Gross debt (G)	6,990	6,394	6,851	7,178	7,138
Less cash and cash equivalents (H)	301	586	401	1,088	455
Net debt (G-H)	6,689	5,808	6,450	6,090	6,683
Total capitalization (I)	13,502	12,375	12,653	12,940	13,044
Less cash and cash equivalents (J)	301	586	401	1,088	455
Net capitalization (I-J)	13,201	11,789	12,252	11,852	12,589
(%)
Return on average invested capital – As-Reported (B/D)	7.1	7.2	5.9	6.9	7.2
Return on average invested capital – Operational ((B-C)/D)	7.1	7.2	7.1	6.9	7.2
Return on average common equity – As-Reported (A/E)	11.4	11.6	8.7	10.7	10.0
Return on average common equity – Operational ((A-C)/E)	11.4	11.6	11.5	10.7	10.1
Debt to capital ratio (G/I)	51.8	51.7	54.1	55.5	54.7
Net debt to net capital ratio ((G-H)/(I-J))	50.7	49.3	52.6	51.4	53.1

(a)	2005 reflects the deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 1Q04-4Q05

($ millions)	1Q04	2Q04	3Q04	4Q04	1Q05(a)	2Q05(a)	3Q05(a)	4Q05(a)
As-Reported earnings (A)	115.7	195.0	258.0	74.7	90.5	211.7	298.9	58.7
Less special items (B)	—	—	—	—	—	—	—	—
Operational earnings (A-B)	115.7	195.0	258.0	74.7	90.5	211.7	298.9	58.7
As-Reported earnings-trailing 12 months (C)	476.9	550.2	535.3	643.4	618.2	635.0	675.8	659.8
Preferred dividends	23.5	23.4	23.3	23.3	23.2	23.2	22.9	22.0
Tax-effected interest expense	251.2	246.5	236.8	235.9	221.5	217.3	227.8	224.0
As-Reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	751.6	820.1	795.4	902.6	862.9	875.5	926.5	905.8
Special items in prior quarters	(135.7)	(70.1)	(70.1)	—	—	—	—	—
Special items 1Q04 through 4Q05	—	—	—	—	—	—	—	—
Total special items (E)	(135.7)	(70.1)	(70.1)	—	—	—	—	—
Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	887.3	890.2	865.5	902.6	862.9	875.5	926.5	905.8
Operational earnings, trailing 12 months (C-E)	612.6	620.3	605.4	643.4	618.2	635.0	675.8	659.8
Average invested capital (F)	12,622	12,956	12,654	12,514	12,187	12,208	12,340	12,738
Average common equity (G)	5,485	5,542	5,596	5,539	5,441	5,536	5,631	5,786
Gross debt (H)	6,843	6,592	6,543	6,394	6,228	6,300	6,456	6,990
Less cash and cash equivalents (I)	536	264	270	586	694	381	186	301
Net debt (H-I)	6,307	6,328	6,273	5,808	5,534	5,919	6,270	6,689
Total capitalization (J)	12,712	12,561	12,551	12,375	12,048	12,252	12,536	13,502
Less cash and cash equivalents (K)	536	264	270	586	694	381	186	301
Net capital (J-K)	12,176	12,297	12,281	11,789	11,354	11,871	12,350	13,201
(%)
Return on average invested capital – As-Reported (D/F)	6.0	6.3	6.3	7.2	7.1	7.2	7.5	7.1
Return on average invested capital – Operational ((D-E)/F)	7.0	6.9	6.8	7.2	7.1	7.2	7.5	7.1
Return on average common equity – As-Reported (C/G)	8.7	9.9	9.6	11.6	11.4	11.5	12.0	11.4
Return on average common equity – Operational ((C-E)/G)	11.2	11.2	10.8	11.6	11.4	11.5	12.0	11.4
Debt to capital ratio (H/J)	53.8	52.5	52.1	51.7	51.7	51.4	51.5	51.8
Net debt to net capital ratio ((H-I)/(J-K))	51.8	51.5	51.1	49.3	48.7	49.9	50.8	50.7

(a)	2005 reflects the deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2001-2005

($ millions)	2005	2004	2003	2002	2001
As-Reported earnings (A)	166.9	134.4	118.2	127.9	170.4
Preferred dividends	7.8	7.8	7.8	7.8	7.7
Tax-effected interest expense	47.1	48.1	51.4	60.7	65.0
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	221.8	190.3	177.4	196.4	243.1
Special items
Voluntary severance plan	—	—	(28.4)	—	—
Merger Expenses	—	—	—	—	(0.4)
Total special items (C)	—	—	(28.4)	—	(0.4)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	221.8	190.3	205.8	196.4	243.5
Operational earnings (A-C)	166.9	134.4	146.6	127.9	170.8
Average invested capital (D)	2,920	2,877	2,883	2,903	2,800
Average common equity (E)	1,378	1,303	1,254	1,229	1,184
Gross debt (F)	1,400	1,450	1,465	1,560	1,555
Less cash and cash equivalents (G)	9	90	9	96	103
Net debt (F-G)	1,391	1,360	1,456	1,464	1,452
Total capitalization (H)	2,946	2,894	2,860	2,906	2,899
Less cash and cash equivalents (I)	9	90	9	96	103
Net capitalization (H-I)	2,937	2,804	2,851	2,810	2,796
(%)
Return on average invested capital – As-Reported (B/D)	7.6	6.6	6.2	6.8	8.7
Return on average invested capital – Operational ((B-C)/D)	7.6	6.6	7.1	6.8	8.7
Return on average common equity – As-Reported (A/E)	12.1	10.3	9.4	10.4	14.4
Return on average common equity – Operational ((A-C)/E)	12.1	10.3	11.7	10.4	14.4
Debt to capital ratio (F/H)	47.5	50.1	51.2	53.7	53.6
Net debt to net capital ratio ((F-G)/(H-I))	47.4	48.5	51.1	52.1	51.9

ENTERGY GULF STATES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2001-2005

($ millions)	2005	2004	2003	2002	2001
As-Reported earnings (A)	202.3	187.8	37.9	169.2	174.4
Preferred dividends	4.2	4.5	4.7	4.9	5.0
Tax-effected interest expense	71.2	76.3	88.7	83.2	101.7
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	277.7	268.6	131.3	257.3	281.1
Special items
River Bend loss provision	—	—	(65.6)	—	—
SFAS 143 implementation	—	—	(21.3)	—	—
Voluntary severance plan	—	—	(15.5)	—	—
Merger expenses	—	—	—	—	(0.4)
Total special items (C)	—	—	(102.4)	—	(0.4)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	277.7	268.6	233.7	257.3	281.5
Operational earnings (A-C)	202.3	187.8	140.3	169.2	174.8
Average invested capital (D)	4,304	4,046	4,190	4,102	3,875
Average common equity (E)	2,005	1,740	1,710	1,684	1,598
Gross debt (F)	2,426	2,078	2,439	2,401	2,289
Less cash and cash equivalents (G)	25	7	206	318	124
Net debt (F-G)	2,401	2,071	2,233	2,083	2,165
Total capitalization (H)	4,697	3,911	4,182	4,198	4,006
Less cash and cash equivalents (I)	25	7	206	318	124
Net capitalization (H-I)	4,672	3,904	3,976	3,880	3,882
(%)
Return on average invested capital – As-Reported (B/D)	6.5	6.6	3.1	6.3	7.3
Return on average invested capital – Operational ((B-C)/D)	6.5	6.6	5.6	6.3	7.3
Return on average common equity – As-Reported (A/E)	10.1	10.8	2.2	10.0	10.9
Return on average common equity – Operational ((A-C)/E)	10.1	10.8	8.2	10.0	10.9
Debt to capital ratio (F/H)	51.7	53.1	58.3	57.2	57.1
Net debt to net capital ratio ((F-G)/(H-I))	51.4	53.0	56.2	53.7	55.8

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2001-2005

($ millions)	2005	2004	2003	2002	2001
As-Reported earnings (A)	128.1	127.5	146.1	144.7	132.6
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	48.6	42.7	43.9	59.6	69.4
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	176.6	170.2	190.0	204.3	202.0
Special items
Voluntary severance plan	—	—	(12.6)	—	—
Merger expenses	—	—	—	—	(0.4)
Regulatory and reserve adjustments	—	—	—	—	—
Total special items (C)	—	—	(12.6)	—	(0.4)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	176.6	170.2	202.6	204.3	202.4
Operational earnings (A-C)	128.1	127.5	158.7	144.7	133.0
Average invested capital (D)	2,263	2,020	2,130	2,418	2,579
Average members’ equity (E)	1,069	1,027	1,021	1,124	1,149
Gross debt (F)	1,271	1,017	968	1,250	1,417
Less cash and cash equivalents (G)	105	146	9	312	42
Net debt (F-G)	1,166	871	959	938	1,375
Total capitalization (H)	2,476	2,050	1,989	2,271	2,565
Less cash and cash equivalents (I)	105	146	9	312	42
Net capitalization (H-I)	2,371	1,904	1,980	1,959	2,523
(%)
Return on average invested capital – As-Reported (B/D)	7.8	8.4	8.9	8.5	7.8
Return on average invested capital – Operational ((B-C)/D)	7.8	8.4	9.5	8.5	7.8
Return on average members’ equity – As-Reported (A/E)	12.0	12.4	14.3	12.9	11.5
Return on average members’ equity – Operational ((A-C)/E)	12.0	12.4	15.5	12.9	11.6
Debt to capital ratio (F/H)	51.3	49.6	48.6	55.0	55.3
Net debt to net capital ratio ((F-G)/(H-I))	49.2	45.8	48.4	47.9	54.5

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2001-2005

($ millions)	2005	2004	2003	2002	2001
As-Reported earnings (A)	58.8	70.1	63.7	49.0	36.5
Preferred dividends	3.3	3.4	3.4	3.4	3.1
Tax-effected interest expense	25.3	25.6	26.8	25.9	30.0
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	87.4	99.1	93.9	78.3	69.6
Special items
Voluntary severance plan	—	—	(4.5)	—	—
Merger expenses	—	—	—	—	(0.4)
Total special items (C)	—	—	(4.5)	—	(0.4)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	87.4	99.1	98.4	78.3	70.0
Operational earnings (A-C)	58.8	70.1	68.2	49.0	36.9
Average invested capital (D)	1,301	1,289	1,296	1,232	1,122
Average common equity (E)	555	526	498	471	452
Gross debt (F)	695	695	730	765	655
Less cash and cash equivalents (G)	5	80	64	148	54
Net debt (F-G)	690	615	666	617	601
Total capitalization (H)	1,319	1,283	1,295	1,298	1,166
Less cash and cash equivalents (I)	5	80	64	148	54
Net capitalization (H-I) (%)	1,314	1,203	1,231	1,150	1,112
Return on average invested capital – As-Reported (B/D)	6.7	7.7	7.2	6.4	6.2
Return on average invested capital – Operational ((B-C)/D)	6.7	7.7	7.6	6.4	6.2
Return on average common equity – As-Reported (A/E)	10.6	13.3	12.8	10.4	8.1
Return on average common equity – Operational ((A-C)/E)	10.6	13.3	13.7	10.4	8.2
Debt to capital ratio (F/H)	52.7	54.2	56.4	59.0	56.2
Net debt to net capital ratio ((F-G)/(H-I))	52.6	51.1	54.1	53.7	54.1

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY NEW ORLEANS (DEBTOR-IN-POSSESSION) FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2001-2005

($ millions)	2005	2004	2003	2002	2001
As-Reported earnings (A)	0.8	27.1	6.9	(1.2)	(3.2)
Preferred dividends	0.5	1.0	1.0	1.0	1.0
Tax-effected interest expense	6.7	9.5	9.6	13.0	11.1
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	8.0	37.6	17.5	12.8	8.9
Special items
Voluntary severance plan	—	—	(3.0)	—	—
Merger expenses	—	—	—	—	(0.4)
Total special items (C)	—	—	(3.0)	—	(0.4)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	8.0	37.6	20.5	12.8	9.3
Operational earnings (A-C)	0.8	27.1	9.9	(1.2)	(2.8)
Average invested capital (D)	454	393	380	379	366
Average common equity (E)	152	144	131	130	133
Gross debt (F)	335	230	229	229	229
Less cash and cash equivalents (G)	48	8	5	66	38
Net debt (F-G)	287	222	224	163	191
Total capitalization (H)	505	404	382	378	380
Less cash and cash equivalents (I)	48	8	5	66	38
Net capitalization (H-I)	457	396	377	312	342
(%)
Return on average invested capital – As-Reported (B/D)	1.8	9.6	4.6	3.4	2.4
Return on average invested capital – Operational ((B-C)/D)	1.8	9.6	5.4	3.4	2.5
Return on average common equity – As-Reported (A/E)	0.5	18.9	5.3	(0.9)	(2.4)
Return on average common equity – Operational ((A-C)/E)	0.5	18.9	7.6	(0.9)	(2.1)
Debt to capital ratio (F/H)	66.4	56.9	60.1	60.7	60.4
Net debt to net capital ratio ((F-G)/(H-I))	62.8	56.0	59.6	52.3	55.9

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2001-2005

($ millions)	2005	2004	2003	2002	2001
As-Reported earnings (A)	111.6	105.9	106.0	103.4	116.4
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	36.9	36.0	39.5	46.7	84.5
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	148.5	141.9	145.5	150.1	200.9
Special items
Voluntary severance plan	—	—	(6.1)	—	—
Merger expenses	—	—	—	—	(0.4)
Total special items (C)	—	—	(6.1)	—	(0.4)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	148.5	141.9	151.6	150.1	201.3
Operational earnings (A-C)	111.6	105.9	112.1	103.4	116.8
Average invested capital (D)	1,831	1,832	1,850	1,877	1,954
Average common equity (E)	894	894	893	891	892
Gross debt (F)	934	940	936	979	993
Less cash and cash equivalents (G)	76	216	53	113	50
Net debt (F-G)	858	724	883	866	943
Total capitalization (H)	1,827	1,835	1,829	1,871	1,884
Less cash and cash equivalents (I)	76	216	53	113	50
Net capitalization (H-I)	1,751	1,619	1,776	1,758	1,834
(%)
Return on average invested capital – As-Reported (B/D)	8.1	7.7	7.9	8.0	10.3
Return on average invested capital – Operational ((B-C)/D)	8.1	7.7	8.2	8.0	10.3
Return on average common equity – As-Reported (A/E)	12.5	11.9	11.9	11.6	13.0
Return on average common equity – Operational ((A-C)/E)	12.5	11.9	12.6	11.6	13.1
Debt to capital ratio (F/H)	51.1	51.2	51.2	52.3	52.7
Net debt to net capital ratio ((F-G)/(H-I))	49.0	44.7	49.7	49.3	51.4

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY NUCLEAR FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2001-2005

($ millions)	2005	2004	2003	2002	2001
As-Reported earnings (A)	282.6	245.0	300.8	200.5	127.9
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	31.3	33.0	21.2	29.1	34.3
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	313.9	278.0	322.0	229.6	162.2
Special items
SFAS 143 implementation	—	—	154.4	—	—
Voluntary severance plan	—	—	(51.8)	—	—
Total special items (C)	—	—	102.6	—	—
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	313.9	278.0	219.4	229.6	162.2
Operational earnings (A-C)	282.6	245.0	198.2	200.5	127.9
Average invested capital (D)	2,717	2,752	2,526	2,174	1,776
Average common equity (E)	2,083	2,000	1,654	1,164	591
Gross debt (F)	512	757	747	997	1,023
Less cash and cash equivalents (G)	212	140	149	158	139
Net debt (F-G)	300	617	598	839	884
Total capitalization (H)	2,626	2,808	2,696	2,356	1,993
Less cash and cash equivalents (I)	212	140	149	158	139
Net capitalization (H-I)	2,414	2,668	2,547	2,198	1,854
(%)
Return on average invested capital – As-Reported (B/D)	11.6	10.1	12.8	10.6	9.2
Return on average invested capital – Operational ((B-C)/D)	11.6	10.1	8.6	10.6	9.2
Return on average common equity – As-Reported (A/E)	13.6	12.3	18.2	17.2	21.7
Return on average common equity – Operational ((A-C)/E)	13.6	12.3	11.9	17.2	21.7
Debt to capital ratio (F/H)	19.5	27.0	27.7	42.3	51.3
Net debt to net capital ratio ((F-G)/(H-I))	12.4	23.1	23.5	38.2	47.7

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY NUCLEAR FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 1Q04-4Q05

($ millions)	1Q04	2Q04	3Q04	4Q04	1Q05	2Q05	3Q05	4Q05
For the quarter:
As-Reported earnings (A)	68.8	63.0	63.7	49.5	78.0	58.3	69.3	77.1
Less special items (B)	—	—	—	—	—	—	—	—
Operational earnings (A-B)	68.8	63.0	63.7	49.5	78.0	58.3	69.3	77.1
As-Reported earnings, trailing 12 months (C)	172.6	190.8	194.9	245.0	254.2	249.4	255.0	282.6
Preferred dividends	—	—	—	—	—	—	—	—
Tax-effected interest expense	32.4	32.2	31.4	33.0	34.3	34.5	31.7	31.3
As-Reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	205.0	223.0	226.3	278.0	288.5	283.9	286.7	313.9
Special items in prior quarters	(57.6)	(57.6)	(57.6)	—	—	—	—	—
Special items 1Q04 through 4Q05	—	—	—	—	—	—	—	—
Total special items (E)	(57.6)	(57.6)	(57.6)	—	—	—	—	—
Operational earnings, trailing
12 months including preferred dividends and tax-effected interest expense (D-E)	262.6	280.6	283.9	278.0	288.5	283.9	286.7	313.9
Operational earnings, trailing
12 months (C-E)	230.2	248.4	252.5	245.0	254.2	249.4	255.0	282.6
Average invested capital (F)	2,562	2,605	2,679	2,752	2,824	2,813	2,776	2,717
Average common equity (G)	1,799	1,823	1,955	2,000	2,088	2,084	2,108	2,083
Gross debt (H)	711	691	644	757	762	767	693	512
Less cash and cash equivalents (I)	179	215	235	140	166	166	320	212
Net debt (H-I)	532	476	409	617	596	601	373	300
Total capitalization (J)	2,760	2,696	2,754	2,808	2,889	2,930	2,798	2,626
Less cash and cash equivalents (K)	179	215	235	140	166	166	320	212
Net capital (J-K)	2,581	2,481	2,519	2,668	2,723	2,764	2,478	2,414
(%)
Return on average invested capital – As-Reported (D/F)	8.0	8.6	8.4	10.1	10.2	10.1	10.3	11.6
Return on average invested capital – Operational ((D-E)/F)	10.2	10.7	10.6	10.1	10.2	10.1	10.3	11.6
Return on average common equity – As-Reported (C/G)	9.6	10.5	10.0	12.3	12.2	12.0	12.1	13.6
Return on average common equity – Operational ((C-E)/G)	12.7	13.6	12.9	12.3	12.2	12.0	12.1	13.6
Debt to capital ratio (H/J)	25.8	25.6	23.4	27.0	26.4	26.2	24.8	19.5
Net debt to net capital ratio ((H-I)/(J-K))	20.6	19.2	16.2	23.1	21.9	21.7	15.0	12.4

Calculations may differ due to rounding.

INVESTOR INFORMATION

INVESTOR NEWS

Entergy’s quarterly earnings results, webcasts, presentations, and other news and information of investor interest may be obtained by visiting the investor information page on Entergy’s corporate website at www.entergy.com or calling Entergy Shareholder Direct at 1.888.ENTERGY (368.3749).

INVESTOR RELATIONS

Security analysts, portfolio managers, and other members of the financial community may contact:

Michele Lopiccolo

Vice President, Investor Relations

Telephone: 504.576.4879

E–mail: mlopicc@entergy.com

SHAREHOLDERS ACCOUNT INFORMATION

Mellon Investor Services, LLC is Entergy’s transfer agent, registrar, dividend disbursing agent, and dividend reinvestment and stock purchase plan agent. Shareholders of record with questions about lost certificates, lost or missing dividend checks, or notifications of change of address should contact:

Mellon Investor Services

480 Washington Boulevard

Jersey City, NJ 07310

Telephone: 1.800.333.4368

For Internet access: www.melloninvestor.com

CORPORATE GOVERNANCE

Entergy’s Corporate Governance Guidelines, Board Committee Charters for the Corporate Governance, Audit, and Personnel Committees, and Entergy’s Code of Conduct may be accessed electronically be selecting the investor information page on Entergy’s corporate website at www.entergy.com.

ADDITIONAL INFORMATION

For copies of the above Corporate Governance documents, Entergy’s 10-K and 10-Q reports filed with the Securities and Exchange Commission, or for other investor information, call 1.888.ENTERGY or write to:

Entergy Corporation

Investor Relations

P.O. Box 61000

New Orleans, LA 70161

COMMON STOCK INFORMATION

The company’s common stock is listed on the New York, Chicago, and Pacific exchanges under the symbol “ETR” (CUSIP 29364G10). The Entergy share price is reported daily in the financial press under “Entergy” in most listings of New York Stock Exchange securities. Entergy common stock is a component of the following indices: S&P 500, S&P Utilities Index, UTY Index, and the NYSE Composite Index, among others.

In May 2005 Entergy’s chief executive officer certified to the New York Stock Exchange that he was not aware of any violation of the New York Stock Exchange corporate governance listing standards. Also, Entergy filed certifications regarding the quality of the company’s public disclosure, required by Section 302 of the Sarbanes-Oxley Act of 2002, as exhibits to its Report on Form 10-K for the fiscal year ended December 31, 2005.

At year-end 2005 there were 207,529,485 shares of Entergy common stock outstanding. Shareholders of record totaled 48,968 and approximately 76,000 investors held Entergy stock in “street name” through a broker.

ENTERGY COMMON STOCK PRICES

The high and low trading prices for each quarterly period in 2005 and 2004 were as follows (in dollars):

	2005		2004
Quarter	High	Low	High	Low
1	72.00	64.48	60.20	56.01
2	76.60	69.35	59.92	50.64
3	79.22	70.52	61.98	54.43
4	76.42	67.00	68.67	60.08

DIVIDEND PAYMENTS

The Board of Directors declares common dividends quarterly and sets the record and payment dates. Subject to Board discretion, those dates for 2006 are:

Declaration Date	Record Date	Payment Date
January 27	February 10	March 1
April 11	May 11	June 1
August 4	August 15	September 1
October 27	November 10	December 1

Quarterly common dividend payments (in cents-per-share):

Quarter	2006	2005	2004	2003	2002	2001
1	54	54	45	35	33	311/2
2	54	54	45	35	33	311/2
3		54	45	45	33	311/2
4		54	54	45	35	33

PREFERRED STOCK DIVIDEND PAYMENTS

The board of directors for each preferred stock issuer declares preferred dividends quarterly and sets the record and payment dates. Subject to their discretion, those dates for 2006 are:

Operating Companies	Record Date	Payment Date
Entergy Arkansas, Inc.	12/12/05	1/1/06
	3/20/06	4/1/06
	6/9/06	7/1/06
	9/11/06	10/1/06
Entergy Gulf States, Inc.	2/21/06	3/15/06
	5/23/06	6/15/06
	8/22/06	9/15/06
	11/21/06	12/15/06
Entergy Louisiana Holdings, Inc.	1/23/06	2/1/06
	4/11/06	5/1/06
	7/11/06	8/1/06
	10/10/06	11/1/06
Entergy Louisiana, LLC	2/21/06	3/15/06
	5/23/06	6/15/06
	8/22/06	9/15/06
	11/21/06	12/15/06
Entergy Mississippi, Inc.	1/16/06	2/1/06
	4/11/06	5/1/06
	7/11/06	8/1/06
	10/10/06	11/1/06
Entergy New Orleans, Inc.*	3/20/06	4/1/06
	6/9/06	7/1/06
	9/11/06	10/1/06
	12/11/06	1/1/07

*	ENOI filed for Chapter 11 Bankruptcy on September 23, 2005. Due to this filing, ENOI preferred stock dividends will be accumulated for payment but will not be paid to ENOI shareholders until the time directed by the court. On May 3, 2006, the court granted a motion to recommence paying dividends to the holders of the 4.75% preferred shares on July 1, 2006. The court also established a procedure to review the matter each quarter thereafter.